UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-3916

Name of Registrant:	Vanguard Specialized Funds

Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code:	(610) 669-1000

Date of fiscal year end:	January 31

Date of reporting period:	February 1, 2006–January 31, 2007

Item 1:	Reports to Shareholders

Vanguard® Energy Fund

> Annual Report

January 31, 2007

>	The Investor Shares of Vanguard Energy Fund posted a modest 2.2% return for the fiscal year ended January 31, 2007.

>	While the fund’s result fell short of that of its benchmark, it surpassed the average gain of peer funds.

>	The fund’s integrated oil holdings generally fared well; many of the fund’s equipment, drilling, and refining businesses, which are highly sensitive to changes in energy prices, suffered losses.

See page 28 for a Notice to Shareholders concerning the fund’s investment advisors.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Advisors’ Report	7
Fund Profile	10
Performance Summary	11
Financial Statements	13
Your Fund’s After-Tax Returns	25
About Your Fund’s Expenses	26
Notice to Shareholders	28
Glossary	31

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended January 31, 2007
Total
Returns
Vanguard Energy Fund
Investor Shares	2.2%
Admiral™ Shares[1]	2.3
S&P Energy Sector Index	4.3
Average Natural Resources Fund[2]	0.8
Dow Jones Wilshire 5000 Index	14.1

Your Fund’s Performance at a Glance
January 31, 2006–January 31, 2007
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Energy Fund
Investor Shares	$64.50	$63.55	$1.020	$1.447
Admiral Shares	121.13	119.35	2.000	2.717

1	A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.
2	Derived from data provided by Lipper Inc.

Chairman’s Letter

Dear Shareholder,

After a few years of outsized gains, the Investor Shares of Vanguard Energy Fund posted a much more modest return of 2.2% for the fiscal year ended January 31, 2007. The fund’s Admiral Shares returned 2.3%.

The fund’s performance reflected the unusual oil-price volatility produced by tension in the Middle East, atypical weather patterns, and an uncertain economic outlook. While the fund’s return fell short of that of its benchmark—the S&P Energy Sector Index—it surpassed the average return of peer funds.

If you invest in the Energy Fund through a taxable account, you may wish to review the fund’s after-tax performance on page 25.

Domestic equity markets did well; markets abroad did even better

In the first half of the fiscal year, returns from large-capitalization stocks were virtually flat, while those of small-caps lost some ground. In the second six months, both large and small stocks rebounded, with small-caps faring slightly better. For the 12 months, the broad U.S. stock market gained 14.1%. Despite the weakness in the housing sector, the economy showed remarkable resilience, and corporate profits rose at a fast clip.

Across market capitalizations, value-oriented stocks outpaced their growth-oriented counterparts. International stocks continued to outperform U.S. stocks, as overseas markets—especially European and emerging markets—produced stellar returns. For U.S.-based investors, the dollar’s weakness further enhanced the results of international stocks.

Bond returns were modest as the Fed put rate hikes on hold

In the first six months of the fiscal year, the Federal Reserve Board continued its campaign to keep inflation in check, raising its target for the key federal funds rate by 0.25 percentage point on three occasions (in addition to a 0.25-percentage-point increase the day before the fiscal year began). Then, at its August meeting, the Fed left the target rate unchanged at 5.25%, where it remained through the end of the fiscal period, as inflation fears diminished.

Following the Fed’s pause, the prices of longer-maturity bonds rose faster than those of short-term bonds, reducing their yields more dramatically. Throughout the maturity spectrum, the “yield spread,” or the difference between yields of corporate securities and those of U.S. Treasury securities of comparable maturities, became even tighter. Bonds produced coupon-like returns for the period, with the broad taxable bond market returning 4.3%. Corporate bonds generally outperformed U.S. government issues. The Citigroup 3-Month Treasury Bill Index, a proxy for money market yields, returned 4.9%.

Market Barometer
	Average Annual Total Returns
	Periods Ended January 31, 2007
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	14.5%	11.0%	7.5%
Russell 2000 Index (Small-caps)	10.4	12.6	12.0
Dow Jones Wilshire 5000 Index (Entire market)	14.1	11.5	8.4
MSCI All Country World Index ex USA (International)	19.3	21.3	18.0

Bonds
Lehman Aggregate Bond Index (Broad taxable market)	4.3%	3.4%	4.9%
Lehman Municipal Bond Index	4.3	4.0	5.1
Citigroup 3-Month Treasury Bill Index	4.9	3.1	2.4

CPI
Consumer Price Index	2.1%	3.0%	2.7%

Muted gains for the fund in a challenging period

Vanguard Energy Fund produced modest gains during the fiscal year, a difficult period for energy investors. Over the 12 months, oil prices were volatile. They began the period in the mid-$60s, leapt above $75 per barrel in July, then dropped to near $50 in mid-January.

Natural gas prices generally moved lower throughout the period, thanks to mild weather and increased drilling and storage capacity. In addition, a quiet hurricane season averted the kind of shocks that roiled domestic energy markets after the devastation of the Gulf Coast in 2005.

The fund’s integrated oil & gas holdings, which represented almost half of its assets on average, were a mixed bag in terms of performance. The fund earned strong returns from integrated giants such as ExxonMobil and Chevron. Because these huge companies are active in several areas—they produce, refine, and market oil—their businesses are less sensitive to movements in oil prices and investors’ concerns about the effects of an economic slowdown on the energy sector. However, the fund was less successful with smaller, international, and generally less diversified companies such as PetroCanada and Sasol.

Expense Ratios[1]
Your fund compared with its peer group
			Average
			Natural
	Investor	Admiral	Resources
	Shares	Shares	Fund
Energy Fund	0.25%	0.18%	1.44%

1	Fund expense ratio reflects the 12 months ended January 31, 2007. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2006.

Companies involved in exploration and production, as well as those that provide services and equipment to oil and gas producers, turned in disappointing results for the period. These companies are much more vulnerable to perceived changes in global economic growth and energy demand than are the large integrated companies.

Several of the fund’s exploration companies—particularly Canadian Natural Resources, EOG Resources, and Western Oil Sands—suffered sizable losses. Among services companies, Halliburton was hurt by the loss of a multibillion-dollar contract to provide logistical support to U.S. troops worldwide. Oil refiners also had a difficult period; shares of Sunoco, the largest refiner in the northeastern United States, declined as a result of falling crude prices and warm weather.

Your fund benefits from the talents and experience of two investment managers—Wellington Management Company and Vanguard Quantitative Equity Group—that use distinct, but complementary, investment approaches. For more about the advisors’ strategies and the fund’s performance and holdings, see the Advisors’ Report, which begins on page 7.

The fund’s long-term record shows its strengths

Although the Energy Fund’s return was more modest than it has been over the past few years, the fund’s long-term results reveal its superb track record. As the table below shows, the 15.9% average annual return for the fund’s Investor Shares is well above the result

Total Returns
Ten Years Ended January 31, 2007
	Average	Final Value of a $25,000
	Annual Return	Initial Investment
Energy Fund Investor Shares	15.9%	$109,139
S&P Energy Sector Index	13.3	87,499
Average Natural Resources Fund[1]	11.5	74,225
Dow Jones Wilshire 5000 Index	8.3	55,587

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1	Derived from data provided by Lipper Inc. for the sector index, the average return for competing funds, and the return for the broad stock market.

A hypothetical initial investment of $25,000 in the fund would have appreciated to $109,139 over the decade ended January 31. If compounded at the average return of peer funds, the same initial investment would be worth less than $75,000. It’s also nearly twice the final value of a hypothetical investment in the Dow Jones Wilshire 5000 Index.

Keep perspective on the fund’s role within your portfolio

After the Energy Fund’s stellar 63% return in its previous fiscal year, its more down-to-earth showing during the recent period may appear underwhelming. However, that contrast provides a valuable reminder of the risks investors face in this sector, which may be affected by, among other things, the weather, political turmoil, and global economic conditions.

The fund’s potential for short-term volatility illustrates the importance of understanding its role within your portfolio. If you already have a carefully assembled foundation of stocks, bonds, and cash investments tailored to your investing goals and comfort level, this fund can serve to diversify your portfolio, giving it meaningful exposure to a sector that may perform independently of other market groups.

While a modest commitment of assets to a sector fund is certainly reasonable, Vanguard discourages investors from chasing performance. All too often, cash flows into the hot sector of the moment, and when the sector cools, the cash flows right out again. That’s why we set a high initial investment amount for the fund and impose a 1% redemption fee on shares held for less than one year.

Thank you for your continuing confidence in Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

February 14, 2007

Advisors’ Report

During the 12 months ended January 31, the Investor Shares of Vanguard Energy Fund returned 2.2% and the Admiral Shares 2.3%. The performance reflected the combined efforts of your fund’s two advisors. The use of multiple advisors enhances the fund’s diversification by providing exposure to distinct, yet complementary, investment approaches.

The advisors, the percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. Each advisor has also provided a discussion of the investment environment that existed during the fiscal year and of how portfolio positioning reflects this assessment.

Wellington Management Company, LLP

Portfolio Manager:

Karl E. Bandtel, Senior Vice President

The environment for energy investing was positive over the last 12 months. Historically high prices dented consumption somewhat, but demand growth remained relatively strong for much of the period. Toward the end of the fiscal year, oil prices declined as a result of mild winter weather globally. Natural gas prices also dropped, responding to both a temperate winter in the United States and a supply surplus. Natural gas inventories continue to exceed the five-year average.

Vanguard Energy Fund Investment Advisors

Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	90	9,075	Emphasizes long-term total-return opportunities
Company, LLP			from the various energy subsectors: international
			oils, foreign integrated oils and foreign producers,
			North American producers, oil services and
			equipment, transportation and distribution, and
Vanguard Quantitative Equity Group	10	1,016	refining and marketing. Conducts quantitative
			portfolio management using models that assess
			valuation, marketplace sentiment, and balance-
			sheet characteristics of companies compared with
			their peers.

Pressure on oil and gas prices could continue. However, the Organization of Petroleum Exporting Countries (OPEC) approved production cuts in late 2006. Reduced output represents an attempt to sustain prices near current levels. Despite these efforts, the price of crude oil fell in January.

Even though oil and gas markets have loosened up somewhat, the challenge of increasing supply over the long run remains. In this environment, we favor companies that have direct access to productive capacity and that are run by management teams that demonstrate an ability to develop resources.

Our purchases over the fiscal year were driven by relative value and growth opportunities. New names included CNOOC (China National Offshore Oil Corporation) and Woodside Petroleum. We also added to existing positions in Occidental Petroleum and Weatherford International.

We eliminated holdings in Repsol and Surgutneftegaz—the former because it reached our price target and the latter because of concerns about the company’s corporate governance. We also reduced our existing positions in Peabody Energy, Chevron, and Shell Canada.

Vanguard Quantitative Equity Group

Portfolio Manager:

James D. Troyer, CFA, Principal

Our quantitative investment process evaluates a security’s attractiveness on three dimensions: valuation, sentiment, and balance-sheet characteristics. Our experience is that each of our underlying models performs well over long time frames, but that their effectiveness varies over shorter periods. Over the past year, all three components of our model enjoyed considerable success, with valuation leading the way.

A key characteristic of our strategy is that we do not maintain a “view” on the overall market for energy shares that is reflected in our portfolio. Our goal is positive performance relative to a benchmark, regardless of the overall direction of that benchmark. We apply a rigorous risk-control process to neutralize unintended exposure to market capitalization, volatility, and industry risks beyond those of the benchmark; such differences are “bets” that we feel do not add value over the long term.

By diversifying our model among several uncorrelated components, we further reduce the excess-return volatility that our portfolio can experience versus the benchmark. The result is a portfolio that makes many small bets on individual stocks and attempts to capture the market’s tendency to over- or underreact to new information.

During the fiscal year, energy stocks in Norway, China, and Argentina did particularly well. Norsk Hydro, Petroleum Geo-Services, China Petroleum & Chemical, and Tenaris were all successful holdings in our portfolio. Our model picked the South African company Sasol and the Australian firm Santos, both of which were poor performers for the year, but our tight risk control limited the negative effects.

Fund Profile

As of January 31, 2007

Portfolio Characteristics
	Comparative		Broad
	Fund	Index[1]	Index[2]
Number of Stocks	98	33	4,939
Median Market Cap	$39.8B	$109.6B	$30.8B
Price/Earnings Ratio	9.4x	10.3x	17.9x
Price/Book Ratio	2.7x	2.7x	2.8x
Yield		1.6%	1.7%
Investor Shares	1.6%
Admiral Shares	1.7%
Return on Equity	22.4%	22.2%	17.8%
Earnings Growth Rate	35.6%	39.4%	18.5%
Foreign Holdings	42.8%	0.0%	1.1%
Turnover Rate	22%	—	—
Expense Ratio		—	—
Investor Shares	0.25%
Admiral Shares	0.18%
Short-Term Reserves[3]	5%	—	—

Sector Diversification[4] (% of portfolio)

Coal & Consumable Fuels	2%
Integrated Oil & Gas	50
Materials	3
Oil & Gas Drilling	5
Oil & Gas Equipment & Services	10
Oil & Gas Exploration & Production	18
Oil & Gas Refining & Marketing	4
Oil & Gas Storage & Transportation	1
Utilities	1
Other	1
Short-Term Reserves[3]	5%

Volatility Measures[5]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.92	0.17
Beta	0.93	0.99

Ten Largest Holdings[6](% of total net assets)

ExxonMobil Corp.	6.7%
Chevron Corp.	4.9
Total SA	4.2
ConocoPhillips Co.	4.1
Royal Dutch Shell PLC	3.8
Schlumberger Ltd.	3.1
Valero Energy Corp.	3.0
BHP Billiton Ltd. ADR	3.0
ENI SpA	2.9
BP PLC	2.8
Top Ten	38.5%

Market Diversification (% of portfolio)

United States	52%
Canada	10
United Kingdom	9
France	4
Australia	4
Norway	4
Italy	3
Russia	3
Brazil	2
China	1
Netherlands	1
South Africa	1
Other	1
Short-Term Reserves[3]	5%

Investment Focus

1	S&P Energy Sector Index.
2	Dow Jones Wilshire 5000 Index.
3	Short-term reserves exclude futures and currency contracts held by the fund.
4	Sector percentages combine U.S. and international holdings.
5	For an explanation of R-squared, beta, and other terms used here, see the Glossary on page 31.
6	“Ten Largest Holdings” excludes any temporary cash investments and equity index products.

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 1997–January 31, 2007

Initial Investment of $25,000

	Average Annual Total Returns			Final Value
	Periods Ended January 31, 2007			of a $25,000
	One Year	Five Years	Ten Years	Investment
Energy Fund Investor Shares[1]	2.24%	25.85%	15.88%	$109,139
Dow Jones Wilshire 5000 Index	14.14	8.35	8.32	55,587
S&P Energy Sector Index	4.28	18.49	13.35	87,499
Average Natural Resources Fund[2]	0.77	22.10	11.50	74,225

				Final Value
			Since	of a $100,000
	One Year	Five Years	Inception[3]	Investment
Energy Fund Admiral Shares[1]	2.32%	25.93%	24.85%	$318,508
Dow Jones Wilshire 5000 Index	14.14	8.35	8.60	153,780
S&P Energy Sector Index	4.28	18.49	17.37	230,709

1	Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
2	Derived from data provided by Lipper Inc.
3	Performance for the fund and its comparative standards is calculated since share class inception: November 12, 2001.

Fiscal-Year Total Returns (%): January 31, 1997–January 31, 2007

Average Annual Total Returns: Periods Ended December 31, 2006

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
Investor Shares[1]	5/23/1984	19.66%	25.75%	16.53%
Admiral Shares[1]	11/12/2001	19.75	25.82	25.72[2]

1	Total return figures do not reflect the 1% redemption fee assessed on redemptions of shares held less than one year.
2	Return since inception.

Note: See Financial Highlights tables on pages 18 and 19 for dividend and capital gains information.

Financial Statements

Statement of Net Assets

As of January 31, 2007

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (93.5%)[1]
United States (50.7%)
Energy Equipment & Services (14.2%)
	Oil & Gas Drilling (5.1%)
*	Transocean Inc.	2,857,000	221,046
	GlobalSantaFe Corp.	3,114,400	180,666
*	Nabors Industries, Inc.	2,305,000	69,795
	ENSCO International, Inc.	241,400	12,280
	Helmerich & Payne, Inc.	400,300	10,740
	Patterson-UTI Energy, Inc.	265,756	6,418
	Noble Corp.	80,600	6,041
*	Pride International, Inc.	137,100	3,950
	Rowan Cos., Inc.	110,300	3,628

	Oil & Gas Equipment & Services (9.1%)
	Schlumberger Ltd.	4,975,800	315,914
*	Weatherford International Ltd.	6,243,300	252,104
	Baker Hughes, Inc.	2,533,100	174,860
	Halliburton Co.	5,277,500	155,897
	BJ Services Co.	425,900	11,780
*	SEACOR Holdings Inc.	54,300	5,497
			1,430,616
Gas Utilities (1.2%)
	Equitable Resources, Inc.	2,688,800	116,291

Oil, Gas & Consumable Fuels (35.3%)
	Coal & Consumable Fuels (2.4%)
	CONSOL Energy, Inc.	4,190,200	144,269
	Peabody Energy Corp.	2,641,800	107,865

	Integrated Oil & Gas (20.9%)
	ExxonMobil Corp.	9,105,400	674,710
	Chevron Corp.	6,738,028	491,067
	ConocoPhillips Co.	6,237,618	414,240
	Marathon Oil Corp.	2,321,600	209,733
	Occidental Petroleum Corp.	4,360,000	202,130
	Hess Corp.	2,083,500	112,488

13

			Market
			Value•
	Shares		($000)
	Oil & Gas Exploration & Production (7.3%)
	Noble Energy, Inc.	2,859,000	152,699
	EOG Resources, Inc.	2,008,703	138,862
	Devon Energy Corp.	1,764,300	123,660
	Cabot Oil & Gas Corp.	1,431,300	92,834
	XTO Energy, Inc.	1,519,800	76,704
*	Newfield Exploration Co.	1,708,800	73,154
	Anadarko Petroleum Corp.	373,100	16,323
	Chesapeake Energy Corp.	481,900	14,269
	Apache Corp.	153,400	11,194
	Cimarex Energy Co.	284,300	10,656
	St. Mary Land &
	Exploration Co.	271,700	9,778
*	Forest Oil Corp.	304,400	9,716
*	Denbury Resources, Inc.	118,299	3,277

	Oil & Gas Refining & Marketing (4.1%)
	Valero Energy Corp.	5,582,644	303,026
	Sunoco, Inc.	1,627,100	102,719
	Tesoro Petroleum Corp.	152,900	12,597

	Oil & Gas Storage & Transportation (0.6%)
	Williams Cos., Inc.	1,864,200	50,315
	El Paso Corp.	535,000	8,303
			3,566,588
Exchange Traded Funds (0.0%)
2	Vanguard Energy ETF	25,000	2,102
	Energy Select Sector
	SPDR Fund	6,400	372
			2,474
Total United States			5,115,969
International (42.8%)
Argentina (0.1%)
	Tenaris SA ADR	185,200	8,791
*	Petrobras Energia
	Participaciones SA ADR	370,839	4,246
			13,037

		Market
		Value•
	Shares	($000)
Australia (4.0%)
BHP Billiton Ltd. ADR	7,265,500	297,813
Woodside Petroleum Ltd. ADR	3,144,300	92,442
Santos Ltd.	1,410,245	10,231
		400,486
Brazil (2.2%)
Petroleo Brasileiro ADR	2,018,100	198,339
Petroleo Brasileiro SA Pfd.	582,700	12,851
Petroleo Brasileiro SA	413,600	10,120
		221,310
Canada (10.5%)
Canadian Natural Resources Ltd. (New York Shares)	4,391,300	219,653
Suncor Energy, Inc. (New York Shares)	2,568,500	190,968
EnCana Corp. (New York Shares)	3,056,000	146,780
Petro Canada (New York Shares)	3,147,200	122,300
Canadian Oil Sands Trust	4,221,175	107,532
Talisman Energy, Inc.	5,745,858	100,908
* Western Oil Sands Inc.	3,715,635	99,785
EnCana Corp.	401,500	19,201
* Petro–Canada	409,600	15,882
Suncor Energy, Inc.	168,500	12,448
Imperial Oil Ltd.	250,500	8,809
Shell Canada Ltd. Class A	226,000	8,667
Canadian Natural Resources Ltd.	110,300	5,498
TransCanada Corp.	46,200	1,528
* Nexen Inc.	21,600	1,300
* Cameco Corp.	14,700	558
		1,061,817
China (1.3%)
China Petroleum and
Chemical Corp. ADR	1,068,500	89,380
PetroChina Co. Ltd.	13,508,000	16,637
China Petroleum &Chemical Corp.	16,168,000	13,500
Yanzhou Coal Mining Co.Ltd. H Shares	10,533,800	9,768
		129,285
Denmark (0.0%)
D/S Torm A/S	40,750	2,605

France (4.3%)
Total SA ADR	5,752,400	391,451
Total SA	495,911	33,607
Technip SA	173,958	11,158
		436,216
Hong Kong (0.3%)
CNOOC Ltd. ADR	289,800	24,856
CNOOC Ltd.	5,565,600	4,750
		29,606

		Market
		Value•
	Shares	($000)
India (0.1%)
* [3] Oil & Natural Gas Corp., Ltd.
Warrants Exp. 7/14/08	351,450	7,253

Italy (2.9%)
ENI SpA ADR	4,076,750	262,828
ENI SpA	955,273	30,697
		293,525
Netherlands (0.7%)
Fugro NV	1,420,607	67,373

Norway (3.8%)
Norsk Hydro AS ADR	5,871,500	189,649
Statoil ASA ADR	6,201,900	166,583
Norsk Hydro ASA	334,200	10,847
* Petroleum Geo-Services ASA	431,800	10,115
Statoil ASA	325,665	8,717
		385,911
Russia (2.6%)
Lukoil ADR	1,950,700	155,308
* OAO Gazprom-Sponsored ADR	2,588,322	112,071
		267,379
South Africa (0.7%)
Sasol Ltd. Sponsored ADR	1,798,600	61,260
Sasol Ltd.	144,200	4,892
		66,152
Spain (0.2%)
Repsol YPF SA	447,715	14,724

United Kingdom (9.1%)
BG Group PLC	19,976,205	262,938
BP PLC ADR	3,878,800	246,343
Royal Dutch Shell PLC ADR Class A	2,611,500	178,235
Royal Dutch Shell PLC ADR Class B	2,398,426	162,397
BP PLC	3,217,615	33,906
Royal Dutch Shell PLC Class A	576,071	19,370
Royal Dutch Shell PLC Class B	457,239	15,307
Royal Dutch Shell PLC Class A (Amsterdam Shares)	117,600	3,976
		922,472
Total International		4,319,151
Total Common Stocks
(Cost $4,785,682)		9,435,120

			Market
			Value•
		Shares	($000)
Temporary Cash Investments (5.9%)[1]
Money Market Fund (1.0%)
4	Vanguard Market Liquidity
	Fund, 5.272%	107,406,962	107,407

		Face
		Amount
		($000)
U.S. Agency Obligation (0.1%)
5	Federal Home Loan Bank
6	5.207%, 4/4/07	9,500	9,416
Repurchase Agreement (4.8%)
	Deutsche Bank, 5.270%,
	2/1/07 (Dated 1/31/07,
	Repurchase Value $482,771,000
	collateralized by Federal
	Home Loan Mortgage Corp.,
	4.000%–6.500%, 2/1/20–10/1/36
	and Government National
	Mortgage Assn., 7.000%,
	12/20/33)	482,700	482,700
Total Temporary Cash Investments
(Cost $599,523)			599,523
Total Investments (99.4%)
(Cost $5,385,205)			10,034,643
Other Assets and Liabilities (0.6%)
Other Assets—Note C			113,180
Liabilities			(57,202)
			55,978
Net Assets (100%)			10,090,621

At January 31, 2007, net assets consisted of:[7]
Amount
($000)
Paid in Capital	5,268,259
Overdistributed Net Investment Income	(6,604)
Accumulated Net Realized Gains	178,399
Unrealized Appreciation
Investment Securities	4,649,438
Futures Contracts	1,073
Foreign Currencies	56
Net Assets	10,090,621

Investor Shares—Net Assets
Applicable to 101,954,180 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	6,478,969
Net Asset Value Per Share—
Investor Shares	$63.55

Admiral Shares—Net Assets
Applicable to 30,261,313 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	3,611,652
Net Asset Value Per Share—
Admiral Shares	$119.35

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1

The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 94.5% and 4.9%, respectively, of net assets. See Note D in Notes to Financial Statements.

2	Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3

Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2007, the value of this security represented 0.1% of net assets.

4	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5

The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

6	Securities with a value of $9,416,000 have been segregated as initial margin for open futures contracts.
7	See Note D in Notes to Financial Statements for the tax-basis components of net assets.

Statement of Operations

Year Ended
January 31, 2007
($000)
Investment Income
Income
Dividends[1]	160,124
Interest[2]	32,943
Security Lending	3,376
Total Income	196,443
Expenses
Investment Advisory Fees—Note B	5,691
The Vanguard Group—Note C
Management and Administrative
Investor Shares	10,814
Admiral Shares	3,619
Marketing and Distribution
Investor Shares	1,455
Admiral Shares	529
Custodian Fees	190
Auditing Fees	28
Shareholders’ Reports
Investor Shares	111
Admiral Shares	11
Trustees’ Fees and Expenses	12
Total Expenses	22,460
Net Investment Income	173,983
Realized Net Gain (Loss)
Investment Securities Sold	424,691
Futures Contracts	8,825
Foreign Currencies	(201)
Realized Net Gain (Loss)	433,315
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(449,841)
Futures Contracts	(1,166)
Foreign Currencies	50
Change in Unrealized Appreciation (Depreciation)	(450,957)
Net Increase (Decrease) in Net Assets Resulting from Operations	156,341

1	Dividends are net of foreign withholding taxes of $10,313,000.
2	Interest income from an affiliated company of the fund was $9,006,000.

Statement of Changes in Net Assets

	Year Ended January 31,
	2007	2006
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	173,983	116,734
Realized Net Gain (Loss)	433,315	179,898
Change in Unrealized Appreciation (Depreciation)	(450,957)	3,268,127
Net Increase (Decrease) in Net Assets Resulting from Operations	156,341	3,564,759
Distributions
Net Investment Income
Investor Shares	(101,187)	(72,401)
Admiral Shares	(58,057)	(33,730)
Realized Capital Gain[1]
Investor Shares	(143,716)	(103,770)
Admiral Shares	(78,820)	(41,708)
Total Distributions	(381,780)	(251,609)
Capital Share Transactions—Note F
Investor Shares	(88,347)	(705,544)
Admiral Shares	582,810	1,842,807
Net Increase (Decrease) from Capital Share Transactions	494,463	1,137,263
Total Increase (Decrease)	269,024	4,450,413
Net Assets
Beginning of Period	9,821,597	5,371,184
End of Period[2]	10,090,621	9,821,597

1	Includes fiscal 2007 and 2006 short-term gain distributions totaling $6,548,000 and $3,116,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2	Net Assets–End of Period includes undistributed (overdistributed) net investment income of ($6,604,000) and ($4,667,000).

Financial Highlights

Energy Fund Investor Shares

			Year Ended January 31,
For a Share Outstanding Throughout Each Period	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$64.50	$40.85	$29.99	$22.85	$24.76
Investment Operations
Net Investment Income	1.112	.813	.529	.435	.392
Net Realized and Unrealized Gain (Loss) on Investments[1]	.405	24.606	11.052	7.839	(.349)
Total from Investment Operations	1.517	25.419	11.581	8.274	.043
Distributions
Dividends from Net Investment Income	(1.020)	(.740)	(.524)	(.390)	(.360)
Distributions from Realized Capital Gains	(1.447)	(1.029)	(.197)	(.744)	(1.593)
Total Distributions	(2.467)	(1.769)	(.721)	(1.134)	(1.953)
Net Asset Value, End of Period	$63.55	$64.50	$40.85	$29.99	$22.85

Total Return[2]	2.24%	62.93%	38.90%	36.49%	–0.02%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,479	$6,733	$4,822	$2,434	$1,298
Ratio of Total Expenses to Average Net Assets	0.25%	0.28%	0.32%	0.38%	0.40%
Ratio of Net Investment Income to Average Net Assets	1.71%	1.57%	1.67%	1.79%	1.56%
Portfolio Turnover Rate[3]	22%	10%	1%	26%	23%

1	Includes increases from redemption fees of $.03, $.03, $.02, $.00, and $.01.
2	Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

Energy Fund Admiral Shares

			Year Ended January 31,
For a Share Outstanding Throughout Each Period	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$121.13	$76.71	$56.30	$42.89	$46.48
Investment Operations
Net Investment Income	2.180	1.561	1.034	.847	.758
Net Realized and Unrealized Gain (Loss) on Investments[1]	.757	46.217	20.770	14.721	(.658)
Total from Investment Operations	2.937	47.778	21.804	15.568	.100
Distributions
Dividends from Net Investment Income	(2.000)	(1.425)	(1.024)	(.760)	(.698)
Distributions from Realized Capital Gains	(2.717)	(1.933)	(.370)	(1.398)	(2.992)
Total Distributions	(4.717)	(3.358)	(1.394)	(2.158)	(3.690)
Net Asset Value, End of Period	$119.35	$121.13	$76.71	$56.30	$42.89

Total Return[2]	2.32%	63.00%	39.02%	36.58%	0.02%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,612	$3,088	$549	$208	$103
Ratio of Total Expenses to Average Net Assets	0.18%	0.22%	0.26%	0.32%	0.34%
Ratio of Net Investment Income to
Average Net Assets	1.78%	1.63%	1.70%	1.85%	1.59%
Portfolio Turnover Rate[3]	22%	10%	1%	26%	23%

1	Includes increases from redemption fees of $.05, $.03, $.03, $.01, and $.02.
2	Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Notes to Financial Statements

Vanguard Energy Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Specialized Funds. The fund may invest in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International (MSCI) in the calculation of its indexes. As part of the fund’s fair value procedures, exchange rates may be adjusted if they change significantly before the fund’s pricing time but after the time at which the MSCI rates are determined (generally 11:00 a.m. Eastern time).

Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

4. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, provides investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor.

The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $448,000 for the year ended January 31, 2007.

For the year ended January 31, 2007, the aggregate investment advisory fee represented an effective annual rate of 0.06% of the fund’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2007, the fund had contributed capital of $1,001,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 1.00% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended January 31, 2007, the fund realized net foreign currency losses of $201,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from overdistributed net investment income to accumulated net realized gains. The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $16,475,000 from undistributed net investment income, and $40,265,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at January 31, 2007, the fund had $23,877,000 of ordinary income and $159,353,000 of long-term capital gains available for distribution.

At January 31, 2007, the cost of investment securities for tax purposes was $5,386,202,000. Net unrealized appreciation of investment securities for tax purposes was $4,648,441,000, consisting of unrealized gains of $4,669,156,000 on securities that had risen in value since their purchase and $20,715,000 in unrealized losses on securities that had fallen in value since their purchase.

At January 31, 2007, the aggregate settlement value of open futures contracts expiring in March 2007 and the related unrealized appreciation (depreciation) were:

			($000)
	Number of	Aggregate	Unrealized
	Long	Settlement	Appreciation
Futures Contracts	Contracts	Value	(Depreciation)
E-mini S&P 500 Index	800	57,720	588
S&P 500 Index	120	43,290	485

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. During the year ended January 31, 2007, the fund purchased $2,332,973,000 of investment securities and sold $2,080,097,000 of investment securities other than temporary cash investments.

F. Capital share transactions for each class of shares were:

			Year Ended January 31,
		2007		2006
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,793,137	28,223	2,361,160	44,701
Issued in Lieu of Cash Distributions	235,334	3,595	169,002	3,051
Redeemed[1]	(2,116,818)	(34,259)	(3,235,706)	(61,397)
Net Increase (Decrease)—Investor Shares	(88,347)	(2,441)	(705,544)	(13,645)
Admiral Shares
Issued	1,261,595	10,675	2,119,452	21,056
Issued in Lieu of Cash Distributions	124,702	1,014	68,893	653
Redeemed[1]	(803,487)	(6,921)	(345,538)	(3,374)
Net Increase (Decrease)—Admiral Shares	582,810	4,768	1,842,807	18,335

G. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. FIN 48 will be effective for the fund’s fiscal year ending January 31, 2008. Management is in the process of analyzing the fund’s tax positions for purposes of implementing FIN 48; based on the analysis completed to date, management does not believe the adoption of FIN 48 will result in any material impact to the fund’s financial statements.

1	Net of redemption fees of $3,975,000 and $3,440,000, respectively (fund totals).

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Specialized Funds and Shareholders of Vanguard Energy Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Energy Fund (one of the funds constituting Vanguard Specialized Funds, hereafter referred to as the “Fund”) at January 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2007 by correspondence with the custodians and brokers and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

March 13, 2007

Special 2006 tax information (unaudited) for Vanguard Energy Fund

This information for the fiscal year ended January 31, 2007, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $254,116,000 as capital gains dividends (from net long-term capital gains) to shareholders during the fiscal year.

The fund distributed $129,202,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 33.7% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2007. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Energy Fund Investor Shares[1]
Periods Ended January 31, 2007
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	2.24%	25.85%	15.88%
Returns After Taxes on Distributions	1.61	24.87	14.66
Returns After Taxes on Distributions and Sale of Fund Shares	2.16	22.63	13.59

1	Total return figures do not reflect the 1% fee assessed on redemptions of shares held less than one year.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended January 31, 2007
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Energy Fund	7/31/2006	1/31/2007	Period[1]
Based on Actual Fund Return
Investor Shares	$1,000.00	$994.97	$1.21
Admiral Shares	1,000.00	995.31	0.85
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,024.00	$1.22
Admiral Shares	1,000.00	1,024.35	0.87

1

These calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.24% for Investor Shares and 0.17% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Note that the expenses shown in the table on page 26 are meant to highlight and help you compare ongoing costs only; they do not include your fund’s low-balance fee or the 1% fee on redemptions of shares held for less than one year. These fees are fully described in the prospectus. If the fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

Notice to Shareholders

The board of trustees of Vanguard Energy Fund has adopted a new asset-based advisory fee schedule for one of the fund’s advisors Wellington Management Company, LLP (Wellington Management) effective May 1, 2007. In addition, the board has added a performance adjustment to the fee arrangement with Wellington Management in order to further align the interests of the advisor and the fund’s shareholders. The performance adjustment will increase or decrease the asset-based fee proportionately with the investment performance of the fund’s assets managed by Wellington Management (the Wellington Management Portfolio). The new advisory fee arrangement for Wellington Management is expected to raise the fund’s expense ratio to 0.28% from 0.25% for Investor Shares and to 0.21% from 0.18% for Admiral Shares. For shareholders, such an increase represents an additional $3 in costs annually on a $10,000 investment. This change will not affect the fund’s investment objective, policies, or strategies. The Vanguard Group, Inc., also provides investment advisory services to the fund.

The fund’s trustees regularly evaluate its investment advisory arrangements, focusing on factors such as the advisor’s investment process, style consistency, and performance, as well as the composition and depth of the management and research teams. In deciding to adopt the new fee arrangement, the trustees considered the fund’s performance together with a wide range of information relating to Wellington Management, which has managed the fund since its inception in 1984.

The fund has entered into a new investment advisory agreement with Wellington Management to reflect the new fee arrangement; however, other terms of the existing agreement have not changed. Under the terms of the new agreement, the fund will pay Wellington Management a fee at the end of each fiscal quarter. The fee is calculated by applying an annual percentage rate to the average daily net assets of the Wellington Management Portfolio during the quarter. The quarterly payments to Wellington Management may be increased or decreased by applying the new performance adjustment. The adjustment will be based on the Wellington Management Portfolio’s cumulative total performance over a trailing 36-month period (subject to certain transition rules that will be in place until 36 months have elapsed from the date of the new agreement) as compared with that of a composite index over the same period. The composite index is weighted 50% in the S&P Citigroup BMI World Energy Index and 50% in the S&P Energy Equal Weighted Blend Index.

For the fiscal year ended January 31, 2007, the total advisory fees paid by Vanguard Energy Fund were $5,691,000, or 0.06% of the fund’s average net assets. The Vanguard Group provides advisory services to the fund on an at-cost basis. Of the aggregate fees paid for that fiscal year, the investment advisory expenses incurred by Vanguard were $448,000 (representing an effective annual rate of less than 0.01%). If the new fee arrangement had been in place throughout the fiscal year, the advisory fees paid by the fund would have totaled $8,405,000, or 0.09% of the fund’s average net assets. The average advisory fee paid by funds in the Energy Fund’s Lipper peer group was 0.65% of assets as of December 31, 2006.

Board approval of the investment advisory agreement

Wellington Management is responsible for managing the investment and reinvestment of the Wellington Management Portfolio, which represents a portion of the Energy Fund’s assets. In managing these assets, Wellington Management is responsible for continuously reviewing, supervising, and administering the investment program. The advisor discharges its responsibilities subject to the supervision and oversight of the officers and trustees of the fund.

The fund’s trustees retained Wellington Management under the terms of an investment advisory agreement. The board’s decision to revise the current asset-based advisory fee schedule and add a performance adjustment schedule was based upon its most recent evaluation of the advisor’s investment staff, portfolio management process, and performance results. In considering whether to approve the new agreement, the board considered the following factors, among others:

The trustees considered the benefits to shareholders of continuing to retain Wellington Management as advisor to the fund, particularly in light of the nature, extent, and quality of services provided by Wellington Management. The board considered the quality of investment management to the fund over both the short and the long term and the organizational depth and stability of the firm. The trustees concluded that Wellington Management retains a portfolio management team that continues to execute a disciplined process of identifying attractive energy-related companies. The team has advised the fund since its inception in 1984, using a bottom-up approach in which stocks are selected based on the advisor’s estimates of fundamental investment value. Further, the board noted that the advisor’s process emphasizes company fundamentals, management track record, and security valuation. The board concluded that Wellington Management is a stable and financially sound organization. The board also concluded that Wellington Management has consistently managed the Energy Fund in accordance with its mandate.

The board decided that the fee schedule should be adjusted to reflect the fair market value of Wellington Management’s services and the firm’s need to maintain an expanded team to manage a large portfolio in this market segment. Under the new fee arrangement, Wellington Management could build on its organizational depth and stability and could enhance the portfolio management team by hiring and retaining top investment talent.

The trustees also considered the investment performance of the Wellington Management Portfolio compared with those of the fund’s peer group and a relevant market benchmark. The board concluded that short- and long-term performance has been very competitive, with the Wellington Management Portfolio outperforming both the peer group and the S&P Energy Sector Index over the last 3-, 5-, and 10-year periods.

The trustees considered the cost of services to be provided, including consideration of competitive fee rates and expense ratios, and the fact that, after the adjustment, the fund’s advisory fee is expected to remain significantly below the fees of most of its peers.

Further, the trustees considered the extent to which economies of scale would be realized as the fund grows, including a consideration of appropriate breakpoints in the fee schedule. By including asset-based breakpoints in Wellington Management’s fee schedule, the trustees ensure that, if the fund continues to grow, investors will benefit by realizing economies of scale in the form of a lower advisory fee ratio.

The trustees considered all of the circumstances and information provided by both Wellington Management and Vanguard regarding the performance of the Wellington Management Portfolio and the advisor, and concluded that approval of a new advisory fee schedule in the investment advisory agreement is in the best interest of the fund and its shareholders.

The advisory agreement will continue for a period of one year from its effective date and is renewable after that for successive one-year periods. The agreement will be reviewed annually by the fund’s trustees, a majority of whom are not “interested persons” of either the fund or Wellington Management as defined in federal securities laws.

Background information on Wellington Management

Wellington Management Company, LLP, a Massachusetts partnership with offices at 75 State Street, Boston, MA 02109, is an investment firm that was founded in 1928. As of December 31, 2006, the firm managed approximately $575.5 billion in assets for a variety of clients, including mutual funds, institutions, and separate accounts. The managers primarily responsible for overseeing the fund’s investments are:

•

Karl E. Bandtel, Senior Vice President of Wellington Management. He has worked in investment management with Wellington Management since 1990 and has co-managed Wellington Management’s portion of the fund since 2005. He holds a B.S. and an M.S. from the University of Wisconsin.

•

James A. Bevilacqua, Senior Vice President of Wellington Management Company. He has worked in investment management with Wellington Management since 1994 and has co-managed Wellington Management’s portion of the fund since 2005. He holds a B.S. and an M.S. from the Massachusetts Institute of Technology and an M.B.A. from Stanford Graduate School of Business.

Wellington Management is owned by its 99 active partners, all of whom are active members of the firm. The managing partners of the firm are Laurie A. Gabriel, Phillip H. Perelmuter, and Perry M. Traquina. Please note that the managing partners are not necessarily those with the largest economic interests in the firm.

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief
Trustee since May 1987;	Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each
Chairman of the Board and	of the investment companies served by The Vanguard Group.
Chief Executive Officer
146 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures
Trustee since January 2001	in education); Senior Advisor to Greenwich Associates (international business strategy
146 Vanguard Funds Overseen	consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business
at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer
Trustee since December 2001[2]	of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council;
146 Vanguard Funds Overseen	Director of Tyco International, Ltd. (diversified manufacturing and services) (since 2005);
Trustee of Drexel University and of the Chemical Heritage Foundation.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University of
Trustee since June 2006	Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School
146 Vanguard Funds Overseen	for Communication, and Graduate School of Education of the University of Pennsylvania
since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and the
University Center for Human Values (1990–2004), Princeton University; Director of Carnegie
Corporation of New York and of Philadelphia 2016 (since 2005) and of Schuylkill River
Development Corporation and Greater Philadelphia Chamber of Commerce (since 2004).

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and Chief
Trustee since July 1998	Global Diversity Officer (since January 2006), Vice President and Chief Information
146 Vanguard Funds Overseen	Officer (1997–2005), and Member of the Executive Committee of Johnson & Johnson
(pharmaceuticals/consumer products); Director of the University Medical Center at
Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and
Trustee since December 2004	Banking, Harvard Business School (since 2000); Senior Associate Dean, Director of Faculty
146 Vanguard Funds Overseen	Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman
of UNX, Inc. (equities trading firm) (since 2003); Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates (1985–2004),
Genbel Securities Limited (South African financial services firm) (1999–2003), Gensec
Bank (1999–2003), Sanlam, Ltd. (South African insurance company) (2001–2003), and
Stockback, Inc. (credit card firm) (2000–2002).

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive
Trustee since January 1993	Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/ lignite);
146 Vanguard Funds Overseen	Director of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive
Trustee since April 1985	Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines),
146 Vanguard Funds Overseen	MeadWestvaco Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard
Secretary since July 2005	Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary
146 Vanguard Funds Overseen	of The Vanguard Group, and each of the investment companies served by The Vanguard
Group, since 2005; Principal of The Vanguard Group (1997-2006).

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.;
Treasurer since July 1998	Treasurer of each of the investment companies served by The Vanguard Group.
146 Vanguard Funds Overseen

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller
Mortimer J. Buckley	Paul A. Heller	Ralph K. Packard
James H. Gately	F. William McNabb, III	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard™ > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Admiral, Connect with Vanguard, and the ship
logo are trademarks of The Vanguard Group, Inc.
Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036	All other marks are the exclusive property of their
respective owners.
Text Telephone for the
Hearing Impaired > 800-952-3335	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

This material may be used in conjunction	You can obtain a free copy of Vanguard’s proxy voting
with the offering of shares of any Vanguard	guidelines by visiting our website, www.vanguard.com,
fund only if preceded or accompanied by	and searching for “proxy voting guidelines,” or by calling
the fund’s current prospectus.	Vanguard at 800-662-2739. They are also available from
the SEC’s website, www.sec.gov. In addition, you may
obtain a free report on how your fund voted the proxies for
securities it owned during the 12 months ended June 30.
To get the report, visit either www.vanguard.com
or www.sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2007 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q510 032007

Vanguard® Precious Metals
And Mining Fund

> Annual Report

January 31, 2007

>	During the fiscal year ended January 31, 2007, Vanguard Precious Metals and
Mining Fund returned 17.5%, well ahead of its index benchmark and the average peer fund.

>	The broad U.S. stock market returned 14.1%, on the strength of a sustained rally in the second half of the year.

>	Concentrated holdings in platinum mining and production firms contributed significantly to the fund’s strong return.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Advisor’s Report	7
Fund Profile	9
Performance Summary	10
Financial Statements	12
Your Fund’s After-Tax Returns	22
About Your Fund’s Expenses	23
Glossary	25

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended January 31, 2007
Total
Returns
Vanguard Precious Metals and Mining Fund	17.5%
S&P/Citigroup Custom Metals and Mining Index	13.0
Average Gold-Oriented Fund[1]	9.6
Dow Jones Wilshire 5000 Index	14.1

Your Fund’s Performance at a Glance:
January 31, 2006–January 31, 2007
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Precious Metals and Mining Fund	$27.08	$28.64	$0.490	$2.537

1	Derived from data provided by Lipper Inc.

1

Chairman’s Letter

Dear Shareholder,

Vanguard Precious Metals and Mining Fund returned 17.5% during the fiscal year ended January 31, 2007. The fund outpaced its benchmark, the average return of gold-oriented funds, and the broad U.S. stock market. Prices of several metals and minerals climbed to record highs in the first half of the year, and then subsided amid concerns of slowing global economic growth.

Because of increased cash flows, the fund was closed to new investors on February 2, 2006, to ensure the advisor’s ability to manage the fund effectively. As of this writing, the fund remained closed. Existing shareholders are permitted to make additional share purchases in the fund.

Domestic equity markets did well; international markets did even better

In the first half of the fiscal year, returns from large-capitalization stocks were virtually flat, while those of small-caps lost some ground. In the second six months, both large and small stocks rebounded, with small-caps faring slightly better. For the 12 months, the broad U.S. stock market gained 14.1%. Despite the weakness in the housing sector, the economy showed remarkable resilience, and corporate profits rose at a fast clip.

2

Across market capitalizations, value-oriented stocks outpaced their growth-oriented counterparts. International stocks continued to outperform U.S. stocks, as overseas markets—especially European and emerging markets—provided stellar returns. For U.S.-based investors, the dollar’s weakness further enhanced the results of international stocks.

Bond returns were modest as the Fed put rate hikes on hold

In the first six months of the fiscal year, the Federal Reserve Board continued its campaign to keep inflation in check, raising its target for the key federal funds rate by 0.25 percentage point on three occasions (in addition to a 0.25 percentage point increase the day before the fiscal year began). Then, at its August meeting, the Fed left the target rate unchanged at 5.25%, where it remained through the end of the fiscal period, as inflation fears diminished.

Following the Fed’s pause, the prices of longer-maturity bonds rose faster than those of short-term bonds, reducing their yields more dramatically. Throughout the maturity spectrum, the “yield spread,” or the difference between yields of corporate securities and those of U.S. Treasury securities of comparable maturities, became even tighter. Bonds produced coupon-like returns for the period, with the broad taxable bond market returning 4.3%. Corporate bonds generally outperformed U.S. government issues. The Citigroup 3-Month Treasury Bill Index, a proxy for money market yields, returned 4.9%.

Market Barometer
		Average Annual Total Returns
		Periods Ended January 31, 2007
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	14.5%	11.0%	7.5%
Russell 2000 Index (Small-caps)	10.4	12.6	12.0
Dow Jones Wilshire 5000 Index (Entire market)	14.1	11.5	8.4
MSCI All Country World Index ex USA (International)	19.3	21.3	18.0

Bonds
Lehman Aggregate Bond Index (Broad taxable market)	4.3%	3.4%	4.9%
Lehman Municipal Bond Index	4.3	4.0	5.1
Citigroup 3-Month Treasury Bill Index	4.9	3.1	2.4

CPI
Consumer Price Index	2.1%	3.0%	2.7%

3

The fund’s platinum stocks drove solid performance

It was a volatile year in the metals and mining sector, as global prices for many commodities soared early in the period. Gold and silver prices touched 25-year highs in May, and prices for other materials such as nickel and zinc reached record levels. The Precious Metals and Mining Fund, with its exposure to a diverse collection of minerals and metals, was well-positioned to take advantage of top-performing market segments while limiting the fallout when demand for some materials retreated from peak levels.

The fund is highly concentrated—it had only about 40 stocks at the end of the period. The top-ten holdings represented more than half of the fund’s assets, on average, during the year. Performance often hinges on a few key holdings or a slight tilting of the global supply/demand scale for a particular metal or mineral.

During the year, the fund benefited from its sizable holdings in platinum mining and production companies. Like prices for other materials represented in the fund, prices for platinum hit a high point in May, and then receded in the summer. But platinum prices spiked again in November; three platinum companies, which were among the fund’s largest holdings, posted returns of greater than 40%, and combined they generated more than half of the fund’s total return. Other pockets of strength in the fund included steel producers and agricultural chemical companies.

Total Returns
Ten Years Ended January 31, 2007
	Average	Final Value of a $10,000
	Annual Return	Initial Investment
Precious Metals and Mining Fund	14.9%	$39,943
Spliced Precious Metals and Mining Index[1]	10.0	25,906
Average Gold-Oriented Fund[2]	8.3	22,290
Dow Jones Wilshire 5000 Index	8.3	22,235

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1	S&P/Citigroup World Equity Gold Index through June 30, 2005; S&P/Citigroup Custom Metals and Mining Index thereafter.
2	Derived from data provided by Lipper Inc.

4

Those investments made up for weaker-performing areas in the portfolio. The fund’s coal stocks decreased –15.3% during the year, and gold-related firms, which accounted for about 17% of the fund’s assets on average during the period, retreated –4.4%.

Over the long term, the fund has outpaced peers

Over the past decade, the Precious Metals and Mining Fund has produced an average annual return of 14.9%, outpacing the average return of gold-oriented funds, as well as the returns for its benchmark index and the broad U.S. market. A hypothetical initial investment of $10,000 in the fund ten years ago would have grown to $39,943 as of January 31. The fund’s impressive performance during that span is a credit to the careful research and skilled portfolio management of London-based M&G Investment Management, the fund’s advisor.

M&G’s task is aided by Vanguard’s low-cost structure, which enables a greater portion of the fund’s total return to go to shareholders. In addition, the fund’s investment mandate is broader than that of its benchmark and most of its peers, which place a greater emphasis on gold. This has helped M&G to achieve greater diversification within the sector and to reduce volatility in a historically volatile market segment.

Expense Ratios[1]
Your fund compared with its peer group
		Average
		Gold-Oriented
	Fund	Fund
Precious Metals and Mining Fund	0.35%	1.59%

1	Fund expense ratio reflects the 12 months ended January 31, 2007. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2006.

5

Don’t become dazzled by the fund’s fine performance

The Precious Metals and Mining Fund has now recorded positive double-digit returns for six consecutive fiscal years, a period in which it has handily outperformed the U.S. stock market. Since January 31, 2001, the fund has posted an average annual return of 32.5%; the Dow Jones Wilshire 5000 Composite Index returned an annualized 4.0% over the same time period.

As an investor in the fund, you’ve probably enjoyed its good times. But if you are a long-time shareholder, you may also remember some rough patches of double-digit negative returns.

Our message is simple: No matter how strong performance has been, investors should not fall in love with any one investment. As a small and very volatile segment of the global market, the stocks in the Precious Metals and Mining Fund have traced a bumpy path. Markets move in unpredictable cycles. Today’s top performers can lose their luster.

With that said, we remain confident that the fund, under the prudent stewardship of M&G Investment Management, can play a valuable role in diversifying a well-balanced investment portfolio.

Thank you for investing with Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

February 14, 2007

6

Advisor’s Report

The Precious Metals and Mining Fund returned 17.5% during the fiscal year ended January 31, 2007. The fund outperformed the 13.0% return of its benchmark index and the 9.6% average return of gold-oriented mutual funds.

The investment environment

The price of gold bullion continued to move sharply higher in early 2006, peaking at $711 per ounce in May, before declining to end the period at $640 per ounce. A wide range of other metals and minerals, from platinum to copper and nickel, also reached record levels in May, driven both by ongoing demand for raw materials from industrializing nations such as China and India, but also by pressure from speculative investors looking for higher-returning assets. In May, fears that rising U.S. interest rates would act as a constraint on global economic demand sent the price of many metals sharply lower, although most recovered to a significant degree by the end of the fiscal year. Gold equities were broadly flat over the period as a whole, with the sector’s larger stocks lagging their smaller, more speculative counterparts due to the perception of diminished growth.

The portfolio’s performance

Against this background, our substantial holdings in platinum shares proved highly beneficial, as investors began to appreciate the scarcity of supply contrasted with strongly growing demand, particularly from the automotive industry. United Kingdom platinum producer Lonmin and South African producers Anglo Platinum and Impala Platinum Holdings made very strong contributions. Outside the traditional precious metals arena, newly established positions in German potash miner K+S and Canadian potash miner Agrium added significant value. Both are benefiting from intensifying demand for fertilizers to increase land yields as global populations grow and arable land availability declines. Our shares in Canadian diversified miner Falconbridge continued to benefit as a bidding war between rivals Xstrata and Inco pushed the company’s share price significantly higher. French nickel producer Eramet also delivered strong returns as industr i al nickel demand outpaced a tightly controlled supply. Our lack of exposure to gold industry heavyweight Newmont Mining continued to prove beneficial as the company struggled to effectively combat higher costs in the face of falling production.

On the negative side, our holdings in North American gold producers Centerra Gold and Meridian Gold had an unfavorable impact on the fund’s returns as the gold sector struggled to achieve profitability in spite of the broadly positive pricing environment. Our exposure to U.S. coal groups Peabody Energy and Arch Coal proved detrimental after natural gas prices (which have a major influence on the price of coal) fell sharply in the second half of 2006. In spite of this challenging environment, these companies have continued to deliver robust earnings and have shown an encouraging restraint in

7

their supply response. There has also been a small but welcome response from the industry towards developing technologies to reduce carbon emissions. We continue to believe in the growing attraction of coal as a cost-efficient and less politically volatile source of power production than oil and natural gas.

The fund’s positioning

We increased the fund’s exposure to metals and minerals companies with healthy cash flows and positions in strategically important materials. We added to a recently established position in U.K. platinum group Johnson Matthey, which processes the metal for use in auto-catalysts, Canadian diamond miner Aber Diamond, which is diversifying into high-quality diamond retailing, and attractively valued U.K. diversified miner Rio Tinto. Within the precious metals sector, we added to selected holdings such as Centerra Gold and Impala Platinum.

We also established a number of new positions in the fund. Among them is U.S.-based Minerals Technologies, which has a technologically advanced process to supply calcium carbonate for various industrial uses. Also, we purchased additional shares of Northam Platinum, a mid-sized producer of platinum group metals in South Africa, which has seen significant operational improvements and has compelling expansion opportunities.

We sold holdings that had performed particularly well or where the fundamentals underpinning the company had deteriorated. We disposed of Brazilian iron ore producer Companhia Vale do Rio Doce following strong contributions to fund returns. We also exited our positions in Falconbridge and Inco after bid activity left their shares fully valued.

In spite of heightened volatility during the period, the investment environment for the fund remains supportive. The appetite for raw materials from both emerging and developed nations continues to be strong, while supply for selected metals and minerals remains tightly controlled as a result of ongoing consolidation in recent years. The decision to close the fund to new accounts at the start of February 2006 reflected a desire to preserve the fund’s ability to deliver performance. We strongly believe that this, and the decision to expand the fund’s remit to include a broader range of attractively valued mining companies, has been in the best interests of existing shareholders. Looking forward, we will continue to focus on companies holding world-class, low-cost assets that deliver returns regardless of the cycle.

Graham E. French, Portfolio Manager

M&G Investment Management Ltd.

February 16, 2007

8

Fund Profile

As of January 31, 2007

Portfolio Characteristics
	Comparative		Broad
	Fund	Index[1]	Index[2]
Number of Stocks	41	294	4,939
Median Market Cap	$4.6B	$11.6B	$30.8B
Price/Earnings Ratio	22.2x	16.4x	17.9x
Price/Book Ratio	3.4x	3.4x	2.8x
Return on Equity	17.1%	14.5%	17.8%
Earnings Growth Rate	17.9%	26.8%	18.5%
Foreign Holdings	84.2%	0.0%	1.1%
Turnover Rate	24%	—	—
Expense Ratio	0.35%	—	—
Short-Term Reserves	2%	—	—

Market Diversification (% of portfolio)

United Kingdom	19%
South Africa	18
Canada	16
Australia	16
United States	16
France	7
Germany	4
Peru	2
Short-Term Reserves	2%

Volatility Measures[3]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.89	0.32
Beta	0.80	1.69

Ten Largest Holdings[4] (% of total net assets)

Lonmin PLC	10.3%
Rio Tinto Ltd.	7.9
Impala Platinum Holdings Ltd. ADR	7.9
Anglo Platinum Ltd. ADR	7.2
Aber Diamond Corp.	6.3
Johnson Matthey PLC	4.6
Centerra Gold Inc.	4.2
K+S AG	4.1
Eramet SLN	3.7
CONSOL Energy, Inc.	3.4
Top Ten	59.6%

1	S&P/Citigroup Custom Metals and Mining Index.
2	Dow Jones Wilshire 5000 Index.
3	For an explanation of R-squared, beta, and other terms used here, see the Glossary on page 25.
4	“Ten Largest Holdings” excludes any temporary cash investments and equity index products.

9

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 1997–January 31, 2007

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended January 31, 2007			of a $10,000
	One Year	Five Years	Ten Years	Investment
Precious Metals and Mining Fund[1]	17.48%	33.00%	14.85%	$39,943
Dow Jones Wilshire 5000 Index	14.14	8.35	8.32	22,235
Spliced Precious Metals and Mining Index[2]	13.03	25.77	9.99	25,906
Average Gold-Oriented Fund[3]	9.56	29.31	8.35	22,290

1	Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
2	S&P/Citigroup World Equity Gold Index through June 30, 2005; S&P/Citigroup Custom Metals and Mining Index thereafter.
3	Derived from data provided by Lipper Inc.

10

Fiscal-Year Total Returns (%): January 31, 1997–January 31, 2007

Average Annual Total Returns: Periods Ended December 31, 2006

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
Precious Metals and Mining Fund[2]	5/23/1984	34.30%	34.72%	13.92%

1	S&P/Citigroup World Equity Gold Index through June 30, 2005; S&P/Citigroup Custom Metals and Mining Index thereafter.
2

Total return figures do not reflect the 1% redemption fee assessed on redemptions of shares held less than one year. Note: See Financial Highlights table on page 16 for dividend and capital gains information.

11

Financial Statements

Statement of Net Assets

As of January 31, 2007

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (98.2%)
Australia (16.3%)
	Rio Tinto Ltd.	2,950,000	177,106
	Sims Group Ltd.	5,800,000	97,498
[1]	Iluka Resources Ltd.	17,150,000	83,373
	CSR Ltd.	28,000,000	78,154
	BlueScope Steel Ltd.	11,450,000	76,691
[1]	Centennial Coal Co., Ltd.	15,775,000	34,777
*	St. Barbara Ltd.	21,800,000	8,572
	Consolidated Minerals Ltd.	2,500,000	4,500
*	Tanami Gold NL	18,170,000	1,773
*	Magnesium International Ltd.	1,678,671	130
			562,574
Canada (16.4%)
[1]	Aber Diamond Corp.	5,650,000	217,068
* [1]	Centerra Gold Inc.	12,865,000	143,974
	Agrium, Inc.	2,850,000	98,388
	Barrick Gold Corp.	3,200,000	94,395
	First Quantum Minerals Ltd.	90,217	4,771
*	Claude Resources, Inc.	2,900,000	4,234
*	SouthernEra Diamonds, Inc.	7,022,900	1,845
			564,675
France (6.9%)
	Eramet SLN	776,773	126,937
^	Imerys SA	1,160,000	109,876
			236,813
Germany (4.1%)
	K+S AG	1,305,773	142,541

Papua New Guinea (0.0%)
*	Bougainville Copper Ltd.	2,000,000	1,225

		Market
		Value•
	Shares	($000)
Peru (1.8%)
Compania de Minas
Buenaventura S.A.u. ADR	2,100,000	60,711

South Africa (17.9%)
Impala Platinum Holdings Ltd. ADR	9,400,000	270,839
Anglo Platinum Ltd. ADR	1,977,400	248,906
Northam Platinum Ltd.	7,052,571	49,279
Gold Fields Ltd. ADR	2,425,000	40,958
AngloGold Ashanti Ltd.ADR	100,000	4,700
		614,682
United Kingdom (19.3%)
Lonmin PLC	6,069,413	353,909
Johnson Matthey PLC	5,450,000	158,673
Rio Tinto PLC	1,775,000	95,453
*^ Peter Hambro Mining PLC	2,352,368	51,951
* Kenmare Resources PLC	4,550,000	3,858
* Zambezi Resources Ltd.	4,895,833	1,455
		665,299
United States (15.5%)
CONSOL Energy, Inc.	3,430,000	118,095
Peabody Energy Corp.	2,700,000	110,241
* Meridian Gold Inc.	3,200,000	93,504
FMC Corp.	1,125,000	87,581
[1] Minerals Technologies, Inc.	1,190,659	69,142
Arch Coal, Inc.	1,200,000	35,664
AMCOL International Corp.	650,400	19,551
		533,778
Total Common Stocks
(Cost $2,075,417)		3,382,298

12

		Market
		Value•
	Shares	($000)
Precious Metals (0.1%)
* Platinum Bullion (In Ounces)	2,009	2,363
Total Precious Metals
(Cost $1,212)		2,363
Temporary Cash Investments (2.6%)
[2] Vanguard Market
Liquidity Fund, 5.272%	71,776,164	71,776
[2] Vanguard Market
Liquidity Fund,
5.272%—Note F	17,339,730	17,340
Total Temporary Cash Investments
(Cost $89,116)		89,116
Total Investments (100.9%)
(Cost $2,165,745)		3,473,777
Other Assets and Liabilities—Net (–0.9%)		(30,243)
Net Assets (100%)
Applicable to 120,237,076 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		3,443,534
Net Asset Value Per Share		$28.64

Statement of Assets and Liabilities
Assets
Investments in Securities, at Value		$3,473,777
Receivables for Accrued Income		4,543
Receivables for Capital Shares Issued		2,441
Other Assets—Note C		16,085
Total Assets		3,496,846
Liabilities
Payables for Investment Securities
Purchased		19,017
Security Lending Collateral Payable
to Brokers—Note F		17,340
Payables for Capital Shares Redeemed		1,762
Other Liabilities		15,193
Total Liabilities		53,312
Net Assets		$3,443,534

At January 31, 2007, net assets consisted of:[3]
	Amount	Per
	($000)	Share
Paid-in Capital	2,124,486	$17.67
Overdistributed Net
Investment Income	(27,542)	(.23)
Accumulated Net
Realized Gains	38,500.32
Unrealized Appreciation
Investment Securities	1,308,032	10.88
Foreign Currencies	58	—
Net Assets	3,443,534	$28.64

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
^	Part of security position is on loan to broker-dealers. See Note F in Notes to Financial Statements.
1	Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company. See Note H in Notes to Financial Statements.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	See Note D in Notes to Financial Statements for the tax-basis components of net assets.

ADR—American Depositary Receipt.

13

Statement of Operations

Year Ended
January 31, 2007
($000)
Investment Income
Income
Dividends[1,2]	70,298
Interest[2]	4,091
Security Lending	737
Total Income	75,126
Expenses
Investment Advisory Fees—Note B
Basic Fee	4,260
Performance Adjustment	181
The Vanguard Group—Note C
Management and Administrative	6,215
Marketing and Distribution	712
Custodian Fees	353
Auditing Fees	20
Shareholders’ Reports	79
Trustees’ Fees and Expenses	4
Total Expenses	11,824
Net Investment Income	63,302
Realized Net Gain (Loss)
Investment Securities Sold[2]	373,627
Foreign Currencies	(606)
Realized Net Gain (Loss)	373,021
Change in Unrealized Appreciation (Depreciation)
Investment Securities	81,037
Foreign Currencies	53
Change in Unrealized Appreciation (Depreciation)	81,090
Net Increase (Decrease) in Net Assets Resulting from Operations	517,413

1	Dividends are net of foreign withholding taxes of $2,340,000.
2	Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $8,274,000, $4,091,000, and $9,546, respectively.

14

Statement of Changes in Net Assets

	Year Ended January 31,
	2007	2006
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	63,302	27,914
Realized Net Gain (Loss)	373,021	88,953
Change in Unrealized Appreciation (Depreciation)	81,090	943,733
Net Increase (Decrease) in Net Assets Resulting from Operations	517,413	1,060,600
Distributions
Net Investment Income	(54,699)	(24,676)
Realized Capital Gain[1]	(284,886)	(57,268)
Total Distributions	(339,585)	(81,944)
Capital Share Transactions—Note G
Issued	585,297	1,591,746
Issued in Lieu of Cash Distributions	314,309	75,974
Redeemed[2]	(930,593)	(270,841)
Net Increase (Decrease) from Capital Share Transactions	(30,987)	1,396,879
Total Increase (Decrease)	146,841	2,375,535
Net Assets
Beginning of Period	3,296,693	921,158
End of Period[3]	3,443,534	3,296,693

1

Includes fiscal 2007 and 2006 short-term gain distributions totaling $127,033,000 and $14,086,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2	Net of redemption fees of $3,932,000 and $1,463,000.
3	Net Assets—End of Period includes (overdistributed) net investment income of ($27,542,000) and ($29,445,000).

15

Financial Highlights

			Year Ended January 31,
For a Share Outstanding Throughout Each Period	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$27.08	$16.46	$15.29	$11.25	$9.31
Investment Operations
Net Investment Income	.560	.337[1]	.185[1]	.194	.25
Net Realized and Unrealized Gain (Loss)
on Investments[2]	4.027	11.080	1.988	4.780	2.18
Total from Investment Operations	4.587	11.417	2.173	4.974	2.43
Distributions
Dividends from Net Investment Income	(.490)	(.240)	(.144)	(.934)	(.49)
Distributions from Realized Capital Gains	(2.537)	(.557)	(.859)	—	—
Total Distributions	(3.027)	(.797)	(1.003)	(.934)	(.49)
Net Asset Value, End of Period	$28.64	$27.08	$16.46	$15.29	$11.25

Total Return[3]	17.48%	70.19%	14.20%	44.07%	26.51%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,444	$3,297	$921	$608	$537
Ratio of Total Expenses to
Average Net Assets	0.35%[4]	0.40%	0.48%	0.55%	0.60%
Ratio of Net Investment Income to
Average Net Assets	1.88%	1.68%	1.32%	1.61%	2.14%
Portfolio Turnover Rate	24%	20%	36%	15%	43%

1	Calculated based on average shares outstanding.
2	Includes increases from redemption fees of $.03, $.01, $.01, $.00, and $.02.
3	Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
4	Includes performance-based investment advisory fee increase of 0.01%.

    See accompanying Notes, which are an integral part of the Financial Statements.

16

Notes to Financial Statements

Vanguard Precious Metals and Mining Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Specialized Funds. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Precious metals are valued at the mean of the latest quoted bid and asked prices. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International (MSCI) in the calculation of its indexes. As part of the fund’s fair-value procedures, exchange rates may be adjusted if they change significantly before the fund’s pricing time but after the time at which the MSCI rates are determined (generally 11:00 a.m., Eastern time).

Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

17

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

B. M&G Investment Management Ltd. provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance since January 31, 2006 relative to the S&P/Citigroup Custom Metals and Mining Index. For the year ended January 31, 2007, the investment advisory fee represented an effective annual basic rate of 0.13% of the fund’s average net assets before an increase of $181,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2007, the fund had contributed capital of $329,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.33% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended January 31, 2007, the fund realized net foreign currency losses of $606,000, which permanently decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to overdistributed net investment income.

Certain of the fund’s investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the year ended January 31, 2007, the fund did not realize any gains on the sale of passive foreign investment companies. Unrealized appreciation on passive foreign investment company holdings at January 31, 2007, was $29,932,000, including $30,130,000 which has been distributed and is reflected in the balance of overdistributed net investment income.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $6,094,000 from overdistributed net investment income, and $35,349,000 from accumulated net realized gains, to paid-in capital.

18

During 2001, the fund elected to use a provision of the Taxpayer Relief Act of 1997 to mark-to-market certain appreciated securities held on January 1, 2001; such securities were treated as sold and repurchased, with unrealized gains of $46,006,000 becoming realized, for tax purposes. The mark-to-market created a difference between the cost of investments for financial statement and tax purposes, which will reverse when the securities are sold. Through January 31, 2007, the fund realized gains on the sale of these securities of $5,690,000 for financial statement purposes, which were included in prior year mark-to-market gains for tax purposes. The remaining difference of $40,316,000 is reflected in the balance of accumulated net realized gains; the corresponding difference between the securities’ cost for financial statement and tax purposes is reflected in unrealized appreciation.

For tax purposes at January 31, 2007, the fund had $5,988,000 of ordinary income and $78,219,000 of long-term capital gains available for distribution.

At January 31, 2007, the cost of investment securities for tax purposes was $2,235,993,000. Net unrealized appreciation of investment securities for tax purposes was $1,237,784,000, consisting of unrealized gains of $1,259,266,000 on securities that had risen in value since their purchase and $21,482,000 in unrealized losses on securities that had fallen in value since their purchase or since being marked-to-market for tax purposes.

E. During the year ended January 31, 2007, the fund purchased $784,407,000 of investment securities and sold $911,788,000 of investment securities other than temporary cash investments.

F. The market value of securities on loan to broker-dealers at January 31, 2007, was $16,834,000, for which the fund received cash collateral of $17,340,000.

G. Capital shares issued and redeemed were:

	Year Ended January 31,
	2007	2006
	Shares	Shares
	(000)	(000)
Issued	20,497	76,073
Issued in Lieu of Cash Distributions	11,406	3,283
Redeemed	(33,402)	(13,578)
Net Increase (Decrease) in Shares Outstanding	(1,499)	65,778

19

H. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the year ended January 31, 2007, in securities of these companies were as follows:

			Current Period Transactions
	Jan. 31, 2006		Proceeds from		Jan. 31, 2007
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
Aber Diamond Corp.	159,477	75,362	—	4,339	217,068
Centennial Coal Co. Ltd.	n/a1	12,923	—	1,276	34,777
Centerra Gold Inc.	134,269	26,204	—	—	143,974
Iluka Resources Ltd.	69,268	34,096	—	2,546	83,373
Meridian Gold Inc.	156,285	29,907	90,451	—	n/a2
Minerals Technologies Inc	n/a1	67,040	—	113	69,142
Zambezi Resources Ltd.	1,049	—	—	—	n/a2
	520,348			8,274	548,334

I. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. FIN 48 will be effective for the fund’s fiscal year ending January 31, 2008. Management is in the process of analyzing the fund’s tax positions for purposes of implementing FIN 48; based on the analysis completed to date, management does not believe the adoption of FIN 48 will result in any material impact to the fund’s financial statements

1	At January 31, 2006, the issuer was not an affiliated company of the fund.
2	At January 31, 2007, the security is still held but the issuer is no longer an affiliated company of the fund.

20

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Specialized Funds and Shareholders of Vanguard Precious Metals and Mining Fund:

In our opinion, the accompanying statements of net assets and of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Precious Metals and Mining Fund (one of the funds constituting Vanguard Specialized Funds, hereafter referred to as the “Fund”) at January 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2007 by correspondence with the custodian and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

March 13, 2007

Special 2006 tax information (unaudited) for Vanguard Precious Metals and Mining Fund

This information for the fiscal year ended January 31, 2007, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $182,432,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

The fund distributed $56,973,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 1.5% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

The Precious Metals and Mining Fund passed through to shareholders foreign source income of $69,757,000 and foreign taxes of $2,097,000. The pass-through of foreign taxes paid will affect only shareholders on the dividend record date in December 2006. Shareholders received more detailed information along with their Form 1099-DIV in January 2007.

21

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2007. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Precious Metals and Mining Fund[1]
Periods Ended January 31, 2007
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	17.48%	33.00%	14.85%
Returns After Taxes on Distributions	14.89	31.09	13.51
Returns After Taxes on Distributions and Sale of Fund Shares	12.75	28.66	12.52

1	Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year.

22

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended January 31, 2007
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Precious Metals and Mining Fund	7/31/2006	1/31/2007	Period[1]
Based on Actual Fund Return	$1,000.00	$1,098.16	$1.85
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.44	1.79

1

These calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period is 0.35%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

23

Note that the expenses shown in the table on page 23 are meant to highlight and help you compare ongoing costs only; they do not include your fund’s low-balance fee or the 1% fee on redemptions of shares held for less than one year. These fees are fully described in the prospectus. If the fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

24

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

25

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief
Trustee since May 1987;	Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each
Chairman of the Board and	of the investment companies served by The Vanguard Group.
Chief Executive Officer
146 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures
Trustee since January 2001	in education); Senior Advisor to Greenwich Associates (international business strategy
146 Vanguard Funds Overseen	consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business
at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer
Trustee since December 2001[2]	of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council;
146 Vanguard Funds Overseen	Director of Tyco International, Ltd. (diversified manufacturing and services) (since 2005);
Trustee of Drexel University and of the Chemical Heritage Foundation.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University of
Trustee since June 2006	Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School
146 Vanguard Funds Overseen	for Communication, and Graduate School of Education of the University of Pennsylvania
since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and the
University Center for Human Values (1990–2004), Princeton University; Director of Carnegie
Corporation of New York and of Philadelphia 2016 (since 2005) and of Schuylkill River
Development Corporation and Greater Philadelphia Chamber of Commerce (since 2004).

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and Chief
Trustee since July 1998	Global Diversity Officer (since January 2006), Vice President and Chief Information
146 Vanguard Funds Overseen	Officer (1997–2005), and Member of the Executive Committee of Johnson & Johnson
(pharmaceuticals/consumer products); Director of the University Medical Center at
Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and
Trustee since December 2004	Banking, Harvard Business School (since 2000); Senior Associate Dean, Director of Faculty
146 Vanguard Funds Overseen	Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman
of UNX, Inc. (equities trading firm) (since 2003); Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates (1985–2004),
Genbel Securities Limited (South African financial services firm) (1999–2003), Gensec
Bank (1999–2003), Sanlam, Ltd. (South African insurance company) (2001–2003), and
Stockback, Inc. (credit card firm) (2000–2002).

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive
Trustee since January 1993	Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/ lignite);
146 Vanguard Funds Overseen	Director of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive
Trustee since April 1985	Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines),
146 Vanguard Funds Overseen	MeadWestvaco Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard
Secretary since July 2005	Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary
146 Vanguard Funds Overseen	of The Vanguard Group, and each of the investment companies served by The Vanguard
Group, since 2005; Principal of The Vanguard Group (1997-2006).

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.;
Treasurer since July 1998	Treasurer of each of the investment companies served by The Vanguard Group.
146 Vanguard Funds Overseen

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller
Mortimer J. Buckley	Paul A. Heller	Ralph K. Packard
James H. Gately	F. William McNabb, III	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard™ > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Connect with Vanguard, and the ship logo
are trademarks of The Vanguard Group, Inc.
Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036	All other marks are the exclusive property of their
respective owners.
Text Telephone for the
Hearing Impaired > 800-952-3335	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

This material may be used in conjunction	You can obtain a free copy of Vanguard’s proxy voting
with the offering of shares of any Vanguard	guidelines by visiting our website, www.vanguard.com,
fund only if preceded or accompanied by	and searching for “proxy voting guidelines,” or by calling
the fund’s current prospectus.	Vanguard at 800-662-2739. They are also available from
the SEC’s website, www.sec.gov. In addition, you may
obtain a free report on how your fund voted the proxies for
securities it owned during the 12 months ended June 30.
To get the report, visit either www.vanguard.com
or www.sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2007 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q530 032007

Vanguard® Health Care Fund

>Annual Report

January 31, 2007

> The Investor Shares of Vanguard Health Care Fund posted a return of 10.8% for the fiscal year ended January 31, 2007.

> The fund’s return was slightly behind that of its benchmark index, but was ahead of the average return for health/biotechnology funds by a wide margin.

> During the 12-month period, the health care sector was one of the weaker performers of the stock market, and the fund’s U.S.-based biotechnology stocks in particular performed poorly.

See page 27 for a Notice to Shareholders concerning the fund’s investment advisors.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Advisor’s Report	7
Fund Profile	9
Performance Summary	10
Financial Statements	12
Your Fund’s After-Tax Returns	24
About Your Fund’s Expenses	25
Notice to Shareholders	27
Glossary	29

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended January 31, 2007
Total
Returns
Vanguard Health Care Fund
Investor Shares	10.8%
Admiral™ Shares[1]	11.0
S&P Health Sector Index	11.4
Average Health/Biotechnology Fund[2]	4.3
Dow Jones Wilshire 5000 Index	14.1

Your Fund’s Performance at a Glance
January 31, 2006–January 31, 2007
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Health Care Fund
Investor Shares	$143.39	$149.69	$2.100	$6.660
Admiral Shares	60.52	63.19	0.938	2.811

1 A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

2 Derived from data provided by Lipper Inc.

1

Chairman’s Letter

Dear Shareholder,

During the fiscal year ended January 31, 2007, health care stocks were one of the stock market’s weaker-performing sectors. However, with its broad diversification across health care industries and its exposure to international pharmaceutical stocks, Vanguard Health Care Fund produced a solid return, advancing 10.8%. The fund ended the year behind the broad U.S. stock market, which returned 14.1%, but its performance far outpaced the average return of 4.3% for health/ biotechnology funds.

Domestic equity markets did well; markets abroad did even better

In the first half of the fiscal year, returns from large-capitalization stocks were virtually flat, while those of small-caps lost some ground. In the second six months, both large and small stocks rebounded, with small-caps faring slightly better. For the 12 months, the broad U.S. stock market gained 14.1%. Despite the weakness in the housing sector, the economy showed remarkable resilience, and corporate profits rose at a fast clip.

Across market capitalizations, value-oriented stocks outpaced their growth-oriented counterparts. International stocks continued to outperform U.S. stocks, as overseas markets—especially European and emerging markets—produced stellar returns. For U.S.-based investors, the dollar’s weakness further enhanced the results of international stocks.

2

Bond returns were modest as the Fed put rate hikes on hold

In the first six months of the fiscal year, the Federal Reserve Board continued its campaign to keep inflation in check, raising its target for the key federal funds rate by 0.25 percentage point on three occasions (in addition to a 0.25-percentage-point increase the day before the fiscal year began). Then, at its August meeting, the Fed left the target rate unchanged at 5.25%, where it remained through the end of the fiscal period, as inflation fears diminished.

Following the Fed’s pause, the prices of longer-maturity bonds rose faster than those of short-term bonds, reducing their yields more dramatically. Throughout the maturity spectrum, the “yield spread,” or the difference between yields of corporate securities and those of U.S. Treasury securities of comparable maturities, became even tighter. Bonds produced coupon-like returns for the period, with the broad taxable bond market returning 4.3%. Corporate bonds generally outperformed U.S. government issues. The Citigroup 3-Month Treasury Bill Index, a proxy for money market yields, returned 4.9%.

A comparatively tough year for the health care sector

Following a strong 2005 performance, the stocks of many health care firms stumbled during the 2006 fiscal year. Nonetheless, Vanguard Health Care Fund closed the 12-month period with a return of 10.8%. Because this fund

Market Barometer
	Average Annual Total Returns
	Periods Ended January 31, 2007
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	14.5%	11.0%	7.5%
Russell 2000 Index (Small-caps)	10.4	12.6	12.0
Dow Jones Wilshire 5000 Index (Entire market)	14.1	11.5	8.4
MSCI All Country World Index ex USA (International)	19.3	21.3	18.0

Bonds
Lehman Aggregate Bond Index (Broad taxable market)	4.3%	3.4%	4.9%
Lehman Municipal Bond Index	4.3	4.0	5.1
Citigroup 3-Month Treasury Bill Index	4.9	3.1	2.4

CPI
Consumer Price Index	2.1%	3.0%	2.7%

3

has performed so well for such an extended period, a one-year return of 10.8% may seem comparatively modest, more so in a year when the overall stock market delivered outsized returns of 14.1%. But, the fund’s performance against its peers in a tough environment was excellent.

The fund’s customary diversification across health care industries was an important plus during the period. By spreading its investments broadly across the major health care subsectors, which include health care equipment and pharmaceuticals, the investment advisor was able to offset weaknesses among biotechnology and managed-care companies with stronger performances from the pharmaceuticals giants and drugstores, including CVS. The fund also earned strong returns from a number of nontraditional health care stocks and chemicals companies with a diversified mix of health care and industrial products.

During the fiscal year, a number of the fund’s top-ten holdings were also its strongest performers. Pharmaceutical firms Schering-Plough, Roche Holdings AG, and Forest Laboratories were all solid performers. The fund also benefited from its holdings outside of the health care sector, in materials and consumer staples. On the other hand, stocks in the managed-care and biotechnology subsectors produced small returns for the fiscal year. Notable weak spots included biotech giants Genzyme and Amgen. The fund also sustained sizable losses in

Expense Ratios[1]
Your fund compared with its peer group
			Average
			Health/
	Investor	Admiral	Biotechnology
	Shares	Shares	Fund
Health Care Fund	0.25%	0.17%	1.79%

1 Fund expense ratio reflects the 12 months ended January 31, 2007. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2006.

4

top-ten holdings Sanofi-Aventis and Eli Lilly as the pharmaceuticals big hitters have wrestled with regulatory challenges.

As you know, Vanguard Health Care Fund was closed to new investors on March 23, 2005, after experiencing significant growth in assets. The fund remains closed to new investors, although existing shareholders may continue to invest in the fund.

For the long term, the fund’s performance has been strong

We have long counseled that long-term performance, not a single year’s result, is the best gauge of how well a fund meets its mandate. Over the past ten years, Vanguard Health Care Fund has produced an average annual return of 16.2%, considerably ahead of its comparative benchmarks and well ahead of the broad stock market.

The table below shows the fund’s average annual return for the ten years ended January 31, 2007, along with the returns of its comparative measures. The table shows what would have happened to a hypothetical $25,000 investment made in each at the start of the decade. In your fund, the investment would have grown to $112,616, more than four times the original sum. That’s more than double the value of the same stake invested in the broad stock market, and over $48,000 more than the result for the average health/biotechnology fund.

Total Returns
Ten Years Ended January 31, 2007
	Average	Final Value of a $25,000
	Annual Return	Initial Investment
Health Care Fund Investor Shares	16.2%	$112,616
S&P Health Sector Index	8.9	58,429
Average Health/Biotechnology Fund[1]	9.9	64,373
Dow Jones Wilshire 5000 Index	8.3	55,587

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1 Derived from data provided by Lipper Inc.

5

Wellington Management Company, LLP, your fund’s advisor, has guided the fund’s performance over the years through its stock-picking talents. In addition, Vanguard’s low costs allow more of the fund’s gains to stay in shareholders’ pockets. For a comparison of your fund’s cost with the average cost of its competitors, see the table on page 4.

Diversification is key to success in investing

In these missives, we routinely stress to investors that neither under- nor outperformance in the short term is all that meaningful. On the contrary, we always encourage our shareholders to evaluate their investments from a longer-term perspective. Through the years, we have steadfastly counseled investors to stick with a carefully considered, balanced portfolio of stock, bond, and money market mutual funds suited to their unique circumstances.

As an investor, you can emulate some of the strategies that have worked well for the Health Care Fund in the past. Just as the fund is diversified within its sector, you can make sure that your own portfolio is diversified both across and within the major asset classes.

As part of such a balanced portfolio, Vanguard Health Care Fund can play an important role in helping you to move toward your financial goals.

Thank you for investing with Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

February 12, 2007

6

Advisor’s Report

Vanguard Health Care Fund advanced 10.8% during the fiscal year ended January 31, 2007. This compared with the 14.5% return of the Standard & Poor’s 500 Index, the 11.4% result of the S&P Health Sector Index, and the 4.3% return of the average health/biotechnology fund.

The investment environment

Health care stocks lagged the overall stock market during the period, even though absolute performance was strong. Within the portfolio, international pharmaceutical and international biotech stocks were quite strong, faring much better than their domestic counterparts; medical products stocks especially outperformed. The Health Care Fund outpaced its competitive fund group by having greater exposure to these better-performing categories.

Our successes

Our international holdings AstraZeneca, Roche Holdings, Bayer AG, Daiichi Sankyo, and Takeda Pharmaceutical were particularly robust during the period, driven by vigorous earnings growth, improved fundamentals, and solid sales growth. Our health services and medical products holdings, including drug retailer CVS and diversified pharmaceuticals company Abbott Laboratories, also contributed to the positive overall results.

Portfolio Changes
Year Ended January 31, 2007

Additions	Comments
St. Jude Medical	Market-share gainer.
Merck	Good new product flow.
Health Management Associates	Added based on weakness.

Reductions	Comments
Pfizer	Weakening fundamentals.
Gilead Sciences	Reduced, as stock reached an attractive price.

Eliminations	Comments
Serono	Acquired by Merck KGaA.

7

Our shortfalls

U.S. biotech companies Amgen and Genzyme were weak during the period. Biotech stocks are driven by drug development. Insurance reimbursement issues and challenges to drug pipelines were reflected in the stocks’ lackluster performance. Health care service providers Coventry Health Care and Cardinal Health also struggled during the 12 months.

The fund’s positioning

The broad market’s solid performance during the fiscal year created a high hurdle for continued gains in 2007. We expect an overall difficult environment for stocks; however, we believe the health care sector can potentially benefit from being a defensive sector. In other words, we will continue to invest the Health Care Fund with a long-term focus, while maintaining appropriate diversification and attention to valuations.

Edward P. Owens,

Senior Vice President and

Portfolio Manager

Wellington Management Company, LLP

February 12, 2007

8

Fund Profile

As of January 31, 2007

Portfolio Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	82	55	4,939
Median Market Cap	$35.2B	$61.5B	$30.8B
Price/Earnings Ratio	22.6x	21.1x	17.9x
Price/Book Ratio	3.7x	3.7x	2.8x
Yield		1.5%	1.7%
Investor Shares	1.1%
Admiral Shares	1.2%
Return on Equity	17.9%	21.4%	17.8%
Earnings Growth Rate	12.7%	12.7%	18.5%
Foreign Holdings	27.7%	0.0%	1.1%
Turnover Rate	8%	—	—
Expense Ratio		—	—
Investor Shares	0.25%
Admiral Shares	0.17%
Short-Term Reserves	8%	—	—

Volatility Measures[3]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.82	0.27
Beta	0.71	0.48

Sector Diversification[4] (% of portfolio)

Biotechnology	10%
Consumer Staples	4
Health Care Distributors	6
Health Care Equipment	8
Health Care Facilities	1
Health Care Services	2
Health Care Technology	2
Managed Health Care	6
Materials	3
Pharmaceuticals	50
Short-Term Reserves	8%

Ten Largest Holdings[5] (% of total net assets)

Schering-Plough Corp.	5.2%
Eli Lilly & Co.	4.6
Roche Holdings AG	4.2
Forest Laboratories, Inc.	4.1
Sanofi-Aventis	3.9
AstraZeneca Group PLC	3.7
McKesson Corp.	3.0
Cardinal Health, Inc.	2.9
Novartis AG (Registered)	2.8
Abbott Laboratories	2.7
Top Ten	37.1%

Market Diversification (% of portfolio)

United States	65%
Japan	10
Switzerland	7
France	4
United Kingdom	4
Germany	1
Others	1
Short-Term Reserves	8%

Investment Focus

1 S&P Health Sector Index.

2 Dow Jones Wilshire 5000 Index.

3 For an explanation of R-squared, beta, and other terms used here, see the Glossary on page 29.

4 Sector percentages combine U.S. and international holdings.

5 “Ten Largest Holdings” excludes any temporary cash investments and equity index

9

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 1997–January 31, 2007

Initial Investment of $25,000

	Average Annual Total Returns			Final Value
	Periods Ended January 31, 2007			of a $25,000
	One Year	Five Years	Ten Years	Investment
Health Care Fund Investor Shares[1]	10.85%	10.42%	16.24%	$112,616
Dow Jones Wilshire 5000 Index	14.14	8.35	8.32	55,587
S&P Health Sector Index	11.36	2.89	8.86	58,429
Average Health/ Biotechnology Fund[2]	4.28	4.80	9.92	64,373

				Final Value
			Since	of a $100,000
	One Year	Five Years	Inception[3]	Investment
Health Care Fund Admiral Shares[1]	10.96%	10.52%	10.32%	$166,957
Dow Jones Wilshire 5000 Index	14.14	8.35	8.60	153,780
S&P Health Sector Index	11.36	2.89	2.60	114,334

1 Total return figures do not reflect the 1% fee assessed on redemptions of shares held less than one year.

2 Derived from data provided by Lipper Inc.

3 November 12, 2001.

10

Fiscal-Year Total Returns (%): January 31, 1997–January 31, 2007

Average Annual Total Returns: Periods Ended December 31, 2006

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
Investor Shares[1]	5/23/1984	10.87%	9.47%	16.37%
Admiral Shares[1]	11/12/2001	10.96	9.57	9.90[2]

1 Total return figures do not reflect the 1% fee assessed on redemptions of shares held less than one year.

2 Return since inception.

Note: See Financial Highlights tables on pages 17 and 18 for dividend and capital gains information.

11

Financial Statements

Statement of Net Assets

As of January 31, 2007

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (92.6%)
United States (64.9%)
Biotechnology (10.2%)
*	Amgen, Inc.	9,989,355	702,951
*	Genentech, Inc.	5,250,000	458,692
*	Genzyme Corp.	6,919,340	454,808
*	Gilead Sciences, Inc.	6,249,848	401,990
*	MedImmune Inc.	8,550,000	296,343
*	Vertex
	Pharmaceuticals, Inc.	4,009,400	141,732
*	Cephalon, Inc.	1,902,000	137,724
*	Biogen Idec Inc.	2,000,000	96,680
*	Millennium
	Pharmaceuticals, Inc.	7,641,300	84,818
*	Human Genome
	Sciences, Inc.	1,738,500	20,480
*	Amylin
	Pharmaceuticals, Inc.	300,000	11,634
			2,807,852
Chemicals (0.7%)
	Sigma-Aldrich Corp.	4,800,000	182,160

Food & Staples Retailing (2.8%)
	CVS Corp.	20,600,000	693,190
	Walgreen Co.	1,500,000	67,950
			761,140
Health Care Equipment & Supplies (8.2%)
	Medtronic, Inc.	11,414,900	610,126
	Becton, Dickinson & Co.	7,300,000	561,662

*	St. Jude Medical, Inc.	9,300,900	397,706
	Baxter International, Inc.	5,300,000	263,198
	Beckman Coulter, Inc.	2,776,600	179,146
	DENTSPLY
	International Inc.	2,885,400	88,986
*	Hospira, Inc.	2,045,070	75,218
	Biomet, Inc.	900,000	38,124
	STERIS Corp.	850,000	21,964
	Bausch & Lomb, Inc.	200,000	11,136
			2,247,266
Health Care Providers & Services (15.5%)
[1]	McKesson Corp.	14,800,000	825,100
	Cardinal Health, Inc.	11,036,708	788,242
* [1]	Human a Inc.	8,433,000	468,032
	Quest Diagnostics, Inc.	5,135,400	269,506
*	WellPoint Inc.	3,402,400	266,680
	CIGNA Corp.	1,900,000	251,560
	UnitedHealth Group Inc.	4,800,000	250,848
*	Coventry Health Care Inc.	4,750,000	244,862
[1]	Health Management
	Associates Class A	12,386,900	240,925
*	Laboratory Corp. of
	America Holdings	2,767,360	203,235
*	Health Net Inc.	3,000,000	146,130
	Universal Health Services
	Class B	2,460,400	142,531
[1]	Owens & Minor, Inc.
	Holding Co.	2,200,000	73,590
*	Medco Health
	Solutions, Inc.	1,000,000	59,210
	Aetna Inc.	600,000	25,296
			4,255,747
Heath Care Technology (1.6%)
	IMS Health, Inc.	8,347,400	240,906
* [1]	Cerner Corp.	4,200,000	188,706
			429,612
Household Products (0.5%)
	Colgate-Palmolive Co.	1,500,000	102,450
	Kimberly-Clark Corp.	676,300	46,935
			149,385
Insurance (0.1%)
	UnumProvident Corp.	1,252,500	27,555

Life Science Tools & Services (0.3%)
* [1]	PAREXEL International Corp.	1,570,200	51,424
*	Ventana Medical Systems, Inc.	950,000	39,995
			91,419

12

		Market
		Value•
	Shares	($000)
Machinery (0.3%)
Pall Corp.	2,404,600	83,584

Pharmaceuticals (24.7%)
Schering-Plough Corp.	57,170,000	1,429,250
Eli Lilly & Co.	23,329,900	1,262,614
* [1] Forest Laboratories, Inc.	20,001,500	1,122,284
Abbott Laboratories	14,000,000	742,000
Pfizer Inc.	17,411,570	456,880
Bristol-Myers Squibb Co.	15,100,000	434,729
Wyeth	8,250,000	407,633
Merck & Co., Inc.	6,000,000	268,500
Allergan, Inc.	2,100,000	245,091
Johnson & Johnson	3,300,000	220,440
[1] Perrigo Co.	5,322,320	91,970
* Watson
Pharmaceuticals, Inc.	2,200,000	59,884
* Barr Pharmaceuticals Inc.	900,000	48,168
		6,789,443
Total United States		17,825,163
International (27.7%)
Belgium (0.5%)
^UCB SA	1,933,593	127,895

Canada (0.1%)
* Axcan Pharma Inc.	1,356,900	20,565

Denmark (0.3%)
Novo Nordisk A/S B Shares	700,000	60,222

France (4.1%)
^Sanofi-Aventis	12,189,415	1,070,958
^Ipsen Promesses	1,400,000	63,558
		1,134,516
Germany (1.4%)
^Bayer AG	6,044,656	357,922
Fresenius Medical Care AG	220,650	29,480

		387,402
Japan (9.9%)
Takeda
Pharmaceutical Co. Ltd.	10,400,000	678,755
Astellas Pharma Inc.	14,565,700	620,119
Eisai Co., Ltd.	9,453,700	484,870
Daiichi Sankyo Co., Ltd.	13,538,300	376,885
Chugai
Pharmaceutical Co., Ltd.	8,834,500	198,505
Shionogi & Co., Ltd.	9,876,000	175,289
Tanabe Seiyaku Co., Ltd.	6,850,000	92,532
Ono
Pharmaceutical Co., Ltd.	1,113,000	54,460
Olympus Corp.	1,000,000	31,951
		2,713,366
Netherlands (0.5%)
Akzo Nobel NV	2,400,000	150,761

Switzerland (6.9%)
Roche Holdings AG	6,123,977	1,149,609
Novartis AG (Registered)	13,219,880	759,687
		1,909,296
United Kingdom (4.0%)
AstraZeneca Group PLC	14,781,500	824,476
AstraZeneca Group PLC
ADR	3,496,672	195,639
GlaxoSmithKline PLC ADR	1,642,381	88,902
		1,109,017
Total International		7,613,040
Total Common Stocks
(Cost $14,693,741)		25,438,203
Temporary Cash Investments (8.3%)
Money Market Fund (0.7%)
2 Vanguard Market
Liquidity Fund,
5.272%–Note G	201,747,881	201,748

	Face
	Amount
	($000)
Commercial Paper (1.5%)
General Electric
Capital Services
5.287%, 2/26/07	210,000	209,236
General Electric
Capital Services
5.277%, 2/27/07	210,000	209,205
		418,441
Repurchase Agreements (6.1%)
Banc of America
5.270%, 2/1/07 (Dated
1/31/07, Repurchase Value
$274,140,000 collateralized
by Federal National
Mortgage Assn.,
5.000%, 10/1/35)	274,100	274,100
Credit Suisse First Boston LLC
5.270%, 2/1/07 (Dated
1/31/07, Repurchase Value
$425,161,000 collateralized
by Federal National
Mortgage Assn.,
4.500%–6.500%,
5/1/08–2/1/37)	425,100	425,100

13

	Face	Market
	Amount	Value•
		($000)	($000)
Deutsche Bank
5.270%, 2/1/07 (Dated
1/31/07, Repurchase Value
$452,266,000 collateralized
by Federal Home Loan
Mortgage Corp.,
5.000%–7.000%,
8/1/21–10/1/36 and
Government National
Mortgage Assn.,
6.000%–6.500%,
7/15/17–11/15/36)	452,200	452,200
SBC Warburg Dillon Read
5.280%, 2/1/07 (Dated
1/31/07, Repurchase Value
$519,675,000 collateralized
by Federal Home Loan
Mortgage Corp.,
4.000%–10.500%,
2/1/07–11/1/36 and
Federal National
Mortgage Assn.,
4.500%–8.000%,
11/1/07–1/1/37)	519,600	519,600
		1,671,000
Total Temporary Cash Investments
(Cost $2,291,191)		2,291,189
Total Investments (100.9%)
(Cost $16,984,932)		27,729,392
Other Assets and Liabilities—
Net (–0.9%)		(248,532)
Net Assets (100%)		27,480,860

Market
Value*
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value	27,729,392
Other Assets—Note C	44,207
Total Assets	27,773,599
Liabilities
Security Lending Collateral
Payable to Brokers—Note G	201,748
Payables for Capital Shares Redeemed	15,717
Other Liabilities	75,274
Total Liabilities	292,739
Net Assets	27,480,860

At January 31, 2007, net assets consisted of:[3]
Amount
($000)
Paid-in Capital	16,361,033
Overdistributed Net Investment Income	(12,818)
Accumulated Net Realized Gains	388,174
Unrealized Appreciation
Investment Securities	10,744,460
Foreign Currencies	11
Net Assets	27,480,860

Investor Shares—Net Assets
Applicable to 111,309,419 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	16,662,157
Net Asset Value Per Share—
Investor Shares	$149.69

Admiral Shares—Net Assets
Applicable to 171,220,996 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	10,818,703
Net Asset Value Per Share—
Admiral Shares	$63.19

• See Note A in Notes to Financial Statements.

*	Non-income-producing security.

^ Part of security position is on loan to broker-dealers. See Note G in Notes to Financial Statements.

1 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company. See Note I in Notes to Financial Statements.

2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

3 See Note E in Notes to Financial Statements for the tax-basis components of net assets. ADR—American Depositary Receipt.

14

Statement of Operations

Year Ended
January 31, 2007
($000)
Investment Income
Income
Dividends[1,2]	296,854
Interest	115,978
Security Lending	4,954
Total Income	417,786
Expenses
Investment Advisory Fees—Note B	17,069
The Vanguard Group—Note C
Management and Administrative
Investor Shares	26,571
Admiral Shares	8,532
Marketing and Distribution
Investor Shares	2,507
Admiral Shares	1,270
Custodian Fees	1,904
Auditing Fees	27
Shareholders’ Reports
Investor Shares	266
Admiral Shares	29
Trustees’ Fees and Expenses	32
Total Expenses	58,207
Expenses Paid Indirectly—Note D	(284)
Net Expenses	57,923
Net Investment Income	359,863
Realized Net Gain (Loss)
Investment Securities Sold[2]	1,022,377
Foreign Currencies	489
Realized Net Gain (Loss)	1,022,866
Change in Unrealized Appreciation (Depreciation)
Investment Securities	1,359,411
Foreign Currencies	106
Change in Unrealized Appreciation (Depreciation)	1,359,517
Net Increase (Decrease) in Net Assets Resulting from Operations	2,742,246

1 Dividends are net of foreign withholding taxes of $12,914,000.

2 Dividend income and realized net gain (loss) from affiliated companies of the fund were $6,767,000 and $79,931,000, respectively.

15

Statement of Changes in Net Assets

	Year Ended January 31,
	2007	2006
	($000)	($000)
Increase (Decrease) In Net Assets
Operations
Net Investment Income	359,863	318,037
Realized Net Gain (Loss)	1,022,866	1,288,545
Change in Unrealized Appreciation (Depreciation)	1,359,517	3,083,665
Net Increase (Decrease) in Net Assets Resulting from Operations	2,742,246	4,690,247
Distributions
Net Investment Income
Investor Shares	(231,097)	(184,582)
Admiral Shares	(155,419)	(94,323)
Realized Capital Gain[1]
Investor Shares	(747,621)	(644,500)
Admiral Shares	(459,182)	(257,326)
Total Distributions	(1,593,319)	(1,180,731)
Capital Share Transactions—Note H
Investor Shares	(1,240,502)	(4,688,888)
Admiral Shares	1,251,373	5,594,230
Net Increase (Decrease) from Capital Share Transactions	10,871	905,342
Total Increase (Decrease)	1,159,798	4,414,858
Net Assets
Beginning of Period	26,321,062	21,906,204
End of Period[2]	27,480,860	26,321,062

1 Includes fiscal 2007 and 2006 short-term gain distributions totaling $27,064,000 and $69,889,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($12,818,000) and $26,914,000.

16

Financial Highlights

Health Care Fund Investor Shares

			Year Ended January 31,
For a Share Outstanding Throughout Each Period	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$143.39	$123.84	$124.29	$94.35	$115.01
Investment Operations
Net Investment Income	1.953	1.753	1.272	.960	.947
Net Realized and Unrealized Gain (Loss) on Investments	13.107	24.424	3.385	30.078	(14.124)
Total from Investment Operations	15.060	26.177	4.657	31.038	(13.177)
Distributions
Dividends from Net Investment Income	(2.100)	(1.542)	(1.112)	(.995)	(.955)
Distributions from Realized Capital Gains	(6.660)	(5.085)	(3.995)	(.103)	(6.528)
Total Distributions	(8.760)	(6.627)	(5.107)	(1.098)	(7.483)
Net Asset Value, End of Period	$149.69	$143.39	$123.84	$124.29	$94.35

Total Return[1]	10.85%	21.49%	3.76%	32.99%	–11.65%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$16,662	$17,198	$19,087	$18,340	$13,506
Ratio of Total Expenses to
Average Net Assets	0.25%	0.25%	0.22%	0.28%	0.29%
Ratio of Net Investment Income to
Average Net Assets	1.33%	1.29%	1.02%	0.91%	0.86%
Portfolio Turnover Rate	8%	14%	13%	13%	25%

1 Total returns do not reflect the 1% fee assessed on redemptions after March 23, 2005, of shares held for less than one year, or the 1% fee assessed until March 23, 2005, on shares purchased on or after April 19, 1999, and held for less than five years.

17

Health Care Fund Admiral Shares

			Year Ended January 31,
For a Share Outstanding Throughout Each Period	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$60.52	$52.25	$52.44	$39.80	$48.52
Investment Operations
Net Investment Income	.877	.779	.576	.447	.436
Net Realized and Unrealized Gain (Loss)
on Investments	5.542	10.328	1.431	12.696	(5.963)
Total from Investment Operations	6.419	11.107	2.007	13.143	(5.527)
Distributions
Dividends from Net Investment Income	(.938)	(.690)	(.511)	(.460)	(.438)
Distributions from Realized Capital Gains	(2.811)	(2.147)	(1.686)	(.043)	(2.755)
Total Distributions	(3.749)	(2.837)	(2.197)	(.503)	(3.193)
Net Asset Value, End of Period	$63.19	$60.52	$52.25	$52.44	$39.80

Total Return[1]	10.96%	21.62%	3.84%	33.12%	–11.58%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$10,819	$9,123	$2,819	$2,492	$1,620
Ratio of Total Expenses to
Average Net Assets	0.17%	0.14%	0.15%	0.19%	0.22%
Ratio of Net Investment Income to
Average Net Assets	1.41%	1.40%	1.10%	0.98%	0.93%
Portfolio Turnover Rate	8%	14%	13%	13%	25%

1 Total returns do not reflect the 1% fee assessed on redemptions after March 23, 2005, of shares held for less than one year, or the 1% fee previously assessed on shares held for less than five years.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Notes to Financial Statements

Vanguard Health Care Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Specialized Funds. The fund may invest in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International (MSCI) in the calculation of its indexes. As part of the fund’s fair-value procedures, exchange rates may be adjusted if they change significantly before the fund’s pricing time but after the time at which the MSCI rates are determined (generally 11:00 a.m. Eastern time).

Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

3. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

19

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended January 31, 2007, the investment advisory fee represented an effective annual rate of 0.06% of the fund’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2007, the fund had contributed capital of $2,606,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 2.61% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended January 31, 2007, these arrangements reduced the fund’s management and administrative expenses by $200,000 and custodian fees by $84,000.

20

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended January 31, 2007, the fund realized net foreign currency gains of $489,000, which increased distributable net income for tax purposes; accordingly such gains have been reclassified from accumulated net realized gains to overdistributed net investment income. The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $13,568,000 from overdistributed net investment income, and $38,228,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at January 31, 2007, the fund had $47,134,000 of ordinary income and $367,247,000 of long-term capital gains available for distribution.

At January 31, 2007, the cost of investment securities for tax purposes was $16,984,932,000. Net unrealized appreciation of investment securities for tax purposes was $10,744,460,000, consisting of unrealized gains of $10,821,218,000 on securities that had risen in value since their purchase and $76,758,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended January 31, 2007, the fund purchased $1,848,941,000 of investment securities and sold $2,537,646,000 of investment securities other than temporary cash investments.

G. The market value of securities on loan to broker-dealers at January 31, 2007, was $194,275,000, for which the fund received cash collateral of $201,748,000.

H. Capital share transactions for each class of shares were:

			Year Ended January 31,
		2007		2006
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	753,042	5,236	1,232,491	9,231
Issued in Lieu of Cash Distributions	937,568	6,521	792,348	5,873
Redeemed[1]	(2,931,112)	(20,390)	(6,713,727)	(49,290)
Net Increase (Decrease)—Investor Shares	(1,240,502)	(8,633)	(4,688,888)	(34,186)
Admiral Shares
Issued	1,638,889	26,900	5,619,324	97,256
Issued in Lieu of Cash Distributions	560,409	9,227	319,494	5,498
Redeemed[1]	(947,925)	(15,636)	(344,588)	(5,983)
Net Increase (Decrease)—Admiral Shares	1,251,373	20,491	5,594,230	96,771

1 Net of redemption fees of $745,000 and $1,560,000 (fund totals).

21

I. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in these companies were as follows:

		Current Period Transactions
	Jan. 31, 2006		Proceeds from		Jan. 31, 2007
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
Cephalon, Inc.	238,843	—	88,942	—	n/a1
Cerner Corp.	207,000	—	18,929	—	188,706
Forest Laboratories, Inc.	925,669	4,252	4,895	—	1,122,284
Health Management Associates
Class A	—	250,381	—	941	240,925
Humana Inc.	545,291	—	78,804	—	468,032
McKesson Corp.	816,200	—	29,849	3,588	825,100
Owens & Minor, Inc. Holding Co.	68,860	—	—	1,320	73,590
PAREXEL International Corp.	38,281	—	—	—	51,424
Perrigo Co.	83,081	—	—	918	91,970
	2,923,225			6,767	3,062,031

J. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. FIN 48 will be effective for the fund’s fiscal year ending January 31, 2008. Management is in the process of analyzing the fund’s tax positions for purposes of implementing FIN 48; based on the analysis completed to date, management does not believe the adoption of FIN 48 will result in any material impact to the fund’s financial statements.

1 At January 31, 2007, the security was still held, but the issuer was no longer an affiliated company of the fund.

22

Report of Independent Registered

Public Accounting Firm

To the Trustees of Vanguard Specialized Funds and Shareholders of Vanguard Health Care Fund:

In our opinion, the accompanying statements of net assets and of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Health Care Fund (one of the funds constituting Vanguard Specialized Funds, hereafter referred to as the “Fund”) at January 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2007 by correspondence with the custodians and brokers and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

March 13, 2007

Special 2006 tax information (unaudited) for Vanguard Health Care Fund

This information for the fiscal year ended January 31, 2007, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $1,216,760,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

The fund distributed $281,884,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 43.1% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

23

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2007. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Health Care Fund Investor Shares[1]
Periods Ended January 31, 2007
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	10.85%	10.42%	16.24%
Returns After Taxes on Distributions	9.76	9.54	14.75
Returns After Taxes on Distributions and Sale of Fund Shares	8.15	8.80	13.92

1 Total return figures do not reflect the 1% fee assessed on redemptions of shares held less than one year.

24

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended January 31, 2007
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Health Care Fund	7/31/2006	1/31/2007	Period[1]
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,066.29	$1.30
Admiral Shares	1,000.00	1,066.78	0.89
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.95	$1.28
Admiral Shares	1,000.00	1,024.35	0.87

1 These calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.25% for Investor Shares, and 0.17% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

25

Note that the expenses shown in the table on page 25 are meant to highlight and help you compare ongoing costs only; they do not include your fund’s low-balance fee or the 1% redemption fee that applies to shares held for less than one year. These fees are fully described in the prospectus. If the fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

26

Notice to Shareholders

The board of trustees of Vanguard Health Care Fund has adopted a new advisory fee schedule for the fund, effective May 1, 2007. The new advisory fee schedule is expected to raise the fund’s expense ratio to 0.28% from 0.25% for Investor Shares and to 0.20% from 0.17% for Admiral Shares. For shareholders, the increase represents an additional $3 in costs on a $10,000 investment. This change will not affect the fund’s investment objective, policies, or strategies. The fund’s trustees regularly evaluate its investment advisory arrangements, focusing on factors such as the advisor’s investment process, style consistency, and performance, as well as the composition and depth of the management and research teams. In deciding to adopt the new fee schedule, the trustees considered the fund’s performance together with a wide range of information relating to Wellington Management Company, LLP (Wellington Management), which has managed the fund since its inception in 1984.

The fund has entered into a new investment advisory agreement with Wellington Management to reflect the new fee schedule; however, other terms of the existing agreement have not changed. Under the terms of the agreement, the fund will pay Wellington Management a fee at the end of each fiscal quarter. The fee is calculated by applying an annual percentage rate to the fund’s average daily net assets for the quarter.

For the fiscal year ended January 31, 2007, the total advisory fees paid by Vanguard Health Care Fund were $17,069,000, or 0.06% of the fund’s average net assets. If the new fee schedule had been in place throughout the 2007 fiscal year, the advisory fees paid by the fund would have been $24,650,000, or 0.09% of the fund’s average net assets. The average advisory fee paid by funds in Vanguard Health Care Fund’s Lipper peer group was 0.78% of assets, as of December 31, 2006.

Board approval of the investment advisory agreement

Wellington Management is responsible for managing the investment and reinvestment of the fund’s assets and for continuously reviewing, supervising, and administering the fund’s investment program. The advisor discharges its responsibilities subject to the supervision and oversight of the officers and trustees of the fund.

The fund’s trustees retained Wellington Management under the terms of an investment advisory agreement. The board’s decision to revise the current advisory fee schedule was based upon its most recent evaluation of the advisor’s investment staff, portfolio management process, and performance results. In considering whether to approve the new agreement, the board engaged in arms-length discussions with Wellington Management and considered the following factors, among others:

The trustees considered the benefits to shareholders of continuing to retain Wellington Management as advisor to the fund, particularly in light of the nature, extent, and quality of services provided by Wellington Management. The board considered the quality of investment management to the fund over both the short and long term and the organizational depth and stability of the firm. Specifically, the board noted that the fund’s investment manager, Edward

P. Owens, has managed the fund since its inception. Further, the board noted that Wellington Management utilizes intensive fundamental analysis to identify companies with high-quality balance sheets, strong management, and the potential for new products that will lead to above-average growth in revenue and earnings. The board concluded that the existing advisory fee schedule should be adjusted to reflect the fair market value of Wellington Management’s services and the firm’s need to maintain an expanded portfolio management team to manage a large fund in this market segment. The new fee arrangement will enable Wellington Management to enhance the organizational depth and stability of the fund’s portfolio management team by retaining top investment talent and by hiring new investment professionals on an as-needed basis.

27

The trustees considered the fund’s investment performance compared with those of the fund’s peer group and a relevant benchmark. The board concluded that short- and long-term performance has been consistently competitive versus the fund’s benchmark, the S&P Health Sector Index. The board also concluded that short- and long-term performance has been above average versus that of the fund’s peer group (as defined by Lipper).

The trustees considered the cost of services to be provided, including consideration of competitive fee rates and the fact that, after the adjustment, the fund’s advisory fee will remain significantly below those of most of its peers.

The trustees considered the extent to which economies of scale would be realized as the fund grows, including a consideration of appropriate breakpoints in the fee schedule. By including asset-based breakpoints in the fee schedule, the trustees ensure that if the fund continues to grow, investors will benefit by realizing economies of scale in the form of a lower advisory fee ratio.

The trustees considered all of the circumstances and information provided by both Wellington Management and Vanguard regarding the performance of the fund and concluded that approval of the investment advisory agreement is in the best interest of the fund and its shareholders.

The advisory agreement will continue for a period of one year from its effective date and is renewable after that for successive one-year periods. The agreement will be reviewed annually by the fund’s trustees, a majority of whom are not “interested persons” of either the fund or Wellington Management as defined in federal securities laws.

Background information on Wellington Management

Wellington Management Company, LLP, a Massachusetts partnership with offices at 75 State Street, Boston, MA 02109, is an investment firm that was founded in 1928. As of December 31, 2006, the firm managed approximately $575.5 billion in assets for a variety of clients, including mutual funds, institutions, and separate accounts. The manager primarily responsible for overseeing the fund’s investments is Edward P. Owens, CFA, Senior Vice President, Partner, and Global Industry Analyst of Wellington Management. He has worked in investment management with Wellington Management since 1974 and has managed the fund since its inception in 1984. He holds a B.S. from the University of Virginia and an M.B.A. from Harvard Business School. Wellington Management is owned by its 99 active partners, all of whom are active members of the firm. The managing partners of the firm are Laurie A. Gabriel, Phillip H. Perelmuter, and Perry M. Traquina. Please note that the managing partners are not necessarily those with the largest economic interests in the firm.

28

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

29

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman
Trustee since May 1987;	of the Board, Chief Executive Officer, and Director/Trustee of
Chairman of the Board and	The Vanguard Group, Inc., and of each of the investment
Chief Executive Officer	companies served by The Vanguard Group.
146 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore
Trustee since January 2001	Partners (pro bono ventures in education); Senior Advisor to
146 Vanguard Funds Overseen	Greenwich Associates (international business strategy
consulting); Successor Trustee of Yale University; Overseer of
the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman
Trustee since December 2001[2]	and Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member
146 Vanguard Funds Overseen	of the American Chemistry Council;Director of Tyco
International, Ltd. (diversified manufacturing and services)
since 2005;Trustee of Drexel University and of the Chemical
Heritage Foundation.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President
Trustee since June 2006	of the University of Pennsylvania since 2004; Professor in the
146 Vanguard Funds Overseen	School of Arts and Sciences, Annenberg School for
Communication, and Graduate School of Education of the
University of Pennsylvania since 2004; Provost (2001–2004)
and Laurance S. Rockefeller Professor of Politics and the
University Center for Human Values (1990–2004), Princeton
University; Director of Carnegie Corporation of New York since
2005 and of Schuylkill River Development Corporation and
Greater Philadelphia Chamber of Commerce since 2004.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate
Trustee since July 1998	Vice President and Chief Global Diversity Officer since 2006,
146 Vanguard Funds Overseen	Vice President and Chief Information Officer (1997–2005),
and Member of the Executive Committee of Johnson &
Johnson (pharmaceuticals/consumer products); Director of the
University Medical Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George
Trustee since December 2004	Gund Professor of Finance and Banking, Harvard Business
146 Vanguard Funds Overseen	School; Senior Associate Dean, Director of Faculty Recruiting,
and Chair of Finance Faculty, Harvard Business School;
Director and Chairman of UNX, Inc. (equities trading firm)
since 2003; Chair of the Investment Committee of HighVista
Strategies LLC (private investment firm) since 2005; Director of registered investment companies advised by Merrill Lynch
Investment Managers and affiliates (1985–2004), Genbel
Securities Limited (South African financial services firm) (1999–
2003), Gensec Bank (1999–2003), Sanlam, Ltd. (South African
insurance company) (2001–2003), and Stockback, Inc. (credit
card firm) (2000–2002).

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman,
Trustee since January 1993	President, Chief Executive Officer, and Director of NACCO
146 Vanguard Funds Overseen	Industries, Inc. (forklift trucks/housewares/lignite); Director of
Goodrich Corporation (industrial products/aircraft systems
and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired
Trustee since April 1985	Chairman and Chief Executive Officer of Rohm and Haas Co.
146 Vanguard Funds Overseen	(chemicals); Director of Cummins Inc. (diesel engines),
MeadWestvaco Corp. (packaging products), and
AmerisourceBergen Corp. (pharmaceutical distribution);
Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Managing
Secretary since July 2005	Director of The Vanguard Group, Inc., since 2006; General
146 Vanguard Funds Overseen	Counsel of The Vanguard Group since 2005; Secretary of The
Vanguard Group, and of each of the investment companies
served by The Vanguard Group, since 2005; Principal of The
Vanguard Group (1997–2006).

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal
Treasurer since July 1998	of The Vanguard Group, Inc.;Treasurer of each of the
146 Vanguard Funds Overseen	investment companies served by The Vanguard Group.

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller
Mortimer J. Buckley	Paul A. Heller	Ralph K. Packard
James H. Gately	F. William McNabb, III	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600

Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Admiral, Connect with Vanguard, and
the ship logo are trademarks of The Vanguard
Direct Investor Account Services > 800-662-2739	Group, Inc.

Institutional Investor Services > 800-523-1036	All other marks are the exclusive property of their
respective owners.
Text Telephone for the
Hearing Impaired > 800-952-3335	All comparative mutual fund data are from Lipper
Inc. or Morningstar, Inc., unless otherwise noted.

This material may be used in conjunction with	You can obtain a free copy of Vanguard’s proxy
the offering of shares of any Vanguard fund	voting guidelines by visiting our website,
only if preceded or accompanied by the	www.vanguard.com, and searching for “proxy
fund’s current prospectus.	voting guidelines,” or by calling Vanguard at
800-662-2739. They are also available from the
SEC’s website, www.sec.gov. In addition, you may
obtain a free report on how your fund voted the
proxies for securities it owned during the 12
months ended June 30. To get the report, visit
either www.vanguard.com or www.sec.gov.

You can review and copy information about your
fund at the SEC’s Public Reference Room in
Washington, D.C. To find out more about this
public service, call the SEC at 202-551-8090.
Information about your fund is also available on the
SEC’s website, and you can receive copies of
this information, for a fee, by sending a request in
either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed
to the Public Reference Section, Securities and
Exchange Commission, Washington,
DC 20549-0102.

© 2007 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q520 032007

Vanguard® REIT Index Fund

> Annual Report

January 31, 2007

>	For the fiscal year ended January 31, 2007, Vanguard REIT Index Fund returned more than 36%, outpacing the broad U.S. stock market by a wide margin.

>	The fund’s result was in line with those of its target indexes, and outperformed the return of the average real estate fund.

>	During a strong year for commercial real estate, the fund benefited from solid returns in every segment of the real estate market.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Fund Profile	7
Performance Summary	8
Financial Statements	11
Your Fund’s After-Tax Returns	24
About Your Fund’s Expenses	25
Glossary	27

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended January 31, 2007
Total
Returns
Vanguard REIT Index Fund
Investor Shares	36.3%
Admiral™ Shares[1]	36.5
Institutional Shares[2]	36.5
ETF Shares[3]
Market Price	36.4
Net Asset Value	36.5
Target REIT Composite[4]	36.5
MSCI® US REIT Index	37.2
Average Real Estate Fund[5]	35.3
Dow Jones Wilshire 5000 Index	14.1

Your Fund’s Performance at a Glance:
January 31, 2006–January 31, 2007
			Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital	Return of
	Price	Price	Dividends	Gains	Capital
Vanguard REIT Index Fund
Investor Shares	$21.29	$27.76	$0.534	$0.413	$0.113
Admiral Shares	90.82	118.46	2.341	1.761	0.489
Institutional Shares	14.06	18.33	0.368	0.273	0.076
ETF Shares	64.07	83.55	1.665	1.242	0.347

1	A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.
2	This class of shares also carries low expenses and is available for a minimum investment of $5 million.
3

Vanguard ETF Shares are traded on the American Stock Exchange and are available only through brokers. The table shows the ETF returns based on both the AMEX market price and the net asset value for a share. U.S. Pat. No. 6,879,964 B2.

4	The Target REIT Composite consists of the MSCI US REIT Index adjusted to include a 2% cash position (Lipper Money Market Average).
5	Derived from data provided by Lipper Inc.

1

Chairman’s Letter

Dear Shareholder,

Vanguard REIT Index Fund’s four share classes each returned more than 36% during the fiscal year ended January 31, outpacing by a wide margin the 14.1% return of the broad U.S. stock market. The fund’s performance was in line with the results of its target indexes and was slightly above the return of the average real estate fund.

Real estate investment trusts have been especially strong performers during the past five years, and Vanguard REIT Index Fund has outperformed the overall stock market by a wide margin. In the past 12 months, the fund benefited from strong returns in every sector of the commercial real estate industry.

The table on page 1 presents the total returns of the fund’s four share classes and its comparative standards. If you own the fund in a taxable account, you may wish to see page 24 for a report on the fund’s after-tax returns.

Domestic equity markets did well; markets abroad did even better

In the first half of the fiscal year, returns from large-capitalization stocks were virtually flat, while those of small-caps lost some ground. In the second six months, both large and small stocks rebounded, with small-caps faring slightly better. For the 12 months, the broad U.S. stock market gained 14.1%. Despite the weakness in the housing sector, the economy showed remarkable resilience, and corporate profits rose at a fast clip.

2

Across market capitalizations, value-oriented stocks outpaced their growth-oriented counterparts. International stocks continued to outperform U.S. stocks, as overseas markets—especially European and emerging markets—produced stellar returns. For U.S.-based investors, the dollar’s weakness further enhanced the results of international stocks.

Bond returns were modest as the Fed put rate hikes on hold

In the first six months of the fiscal year, the Federal Reserve Board continued its campaign to keep inflation in check, raising its target for the key federal funds rate by 0.25 percentage point on three occasions (in addition to a 0.25 percentage point increase the day before the fiscal year began). Then, at its August meeting, the

Fed left the target rate unchanged at 5.25%, where it remained through the end of the fiscal period, as inflation fears diminished.

Following the Fed’s pause, the prices of longer-maturity bonds rose faster than those of short-term bonds, reducing their yields more dramatically. Throughout the maturity spectrum, the “yield spread,” or the difference between yields of corporate securities and those of U.S. Treasury securities of comparable maturities, became even tighter. Bonds produced coupon-like returns for the period, with the broad taxable bond market returning 4.3%. Corporate bonds generally outperformed U.S. government issues. The Citigroup 3-Month Treasury Bill Index, a proxy for money market yields, returned 4.9%.

Market Barometer
		Average Annual Total Returns
		Periods Ended January 31, 2007
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	14.5%	11.0%	7.5%
Russell 2000 Index (Small-caps)	10.4	12.6	12.0
Dow Jones Wilshire 5000 Index (Entire market)	14.1	11.5	8.4
MSCI All Country World Index ex USA (International)	19.3	21.3	18.0

Bonds
Lehman Aggregate Bond Index (Broad taxable market)	4.3%	3.4%	4.9%
Lehman Municipal Bond Index	4.3	4.0	5.1
Citigroup 3-Month Treasury Bill Index	4.9	3.1	2.4

CPI
Consumer Price Index	2.1%	3.0%	2.7%

3

The commercial real estate market thrived across every segment

Unlike the housing sector, commercial real estate thrived throughout the year. Despite rising interest rates during the fiscal year’s first half, the long-running rally for REITs continued, contributing to Vanguard REIT Index Fund’s advance of more than 36% for the 12 months.

The fund’s Investor Shares finished just 0.2 percentage point behind the Target REIT Composite. The fund’s return was 0.9 percentage point below that of the MSCI US REIT Index, a margin consistent with the fund’s real-world operating costs and its modest weighting in cash.

Although the REIT Index Fund seeks to track a highly concentrated segment of the stock market, its strong 12-month return was broadly based across the office, retail, and residential segments of the real estate industry. Some of the fund’s largest holdings were also its best performers, including Vornado Realty Trust, a manager of retail and office properties; Simon Property Group, which develops and manages retail malls; and Boston Properties, an office-building developer and manager. Overall, only a handful of the fund’s 100-plus stock holdings had negative returns for the fiscal year.

The fund earned very strong returns from Equity Office Properties Trust (+81%), an office space manager and one of the fund’s top holdings. Through the later months of the fund’s fiscal year, Equity Office Properties was the target of a prolonged and often frenzied bidding

Total Returns
Ten Years Ended January 31, 2007
	Average	Final Value of a $10,000
	Annual Return	Initial Investment
REIT Index Fund Investor Shares	15.1%	$40,801
Target REIT Composite	15.0	40,629
MSCI US REIT Index	15.3	41,500
Average Real Estate Fund[1]	15.1	40,841
Dow Jones Wilshire 5000 Composite Index	8.3	22,235

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1	Derived from data provided by Lipper Inc.

4

battle, which drove up the price of the firm’s stock. A testament to the market’s large appetite for commercial real estate, the saga ended with Blackstone Group’s purchase of Equity Office Properties on February 7, 2007.

Real estate’s outperformance has helped the fund to prosper

Vanguard REIT Index Fund celebrated its tenth anniversary on May 13, 2006. As the table on page 4 shows, during the past decade the fund has closely tracked the results of its comparative standards, and its performance has been on a par with the average return of competing real estate funds.

The fund’s inception was, by coincidence, well timed. During the past ten years, exceptional returns for real estate have generated investment returns for REITs, overall, that are nearly twice those of the broad stock market. Vanguard REIT Index Fund has helped shareholders capture just about all of this outstanding return. Vanguard Quantitative Equity Group, the fund’s advisor, has developed and refined proprietary index tracking and trading methodologies that, along with the fund’s low costs, give the fund an edge over higher-cost competitors.

Although Vanguard REIT Index Fund’s ten-year performance has been gratifying, it’s important to recognize that there will inevitably be periods when the fund does not perform as well. Real estate’s outperformance can’t persist forever, and it would be entirely consistent with the performance characteristics of other segments of the stock market—that is

Expense Ratios[1]
Your fund compared with its peer group

	Investor	Admiral	Institutional	ETF	Average Real
	Shares	Shares	Shares	Shares	Estate Fund
REIT Index Fund	0.21%	0.14%	0.10%	0.12%	1.55%

1	Fund expense ratios reflect the 12 months ended January 31, 2007. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2006.

5

to say, alternating patterns of strong and weak performance—if the real estate sector experienced a less sanguine stretch ahead.

REITs’ role in your portfolio

As the performance of REITs has surged, investor interest in them has swelled. Thus, a word of caution is in order: Chasing what’s hot today can prove to be a bitter disappointment in the future.

In these missives, we routinely stress to investors that neither under- nor outperformance in the short term is all that meaningful. On the contrary, we always encourage our shareholders to evaluate their investments from a longer-term perspective. Through the years, we have steadfastly counseled investors to stick with a carefully considered, balanced portfolio of stock, bond, and money market mutual funds suited to their unique circumstances.

An important strategy for weathering the market’s uncertainties over the long term is to maintain a diversified, well-planned investment strategy. Vanguard REIT Index Fund is a low-cost and efficient means of investing in real estate securities, and it can add significant diversification benefits to a portfolio of traditional stock and bond funds.

Thank you for investing with Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

February 12, 2007

Vanguard REIT Index Fund ETF Shares
Premium/Discount: September 23, 2004[1]–January 31, 2007

	Market Price Above or		Market Price Below
	Equal to Net Asset Value			Net Asset Value
	Number	Percentage	Number	Percentage
Basis Point Differential[2]	of Days	of Total Days	of Days	of Total Days
0–24.9	284	47.81%	301	50.67%
25–49.9	5	0.84	3	0.51
50–74.9	0	0.00	0	0.00
75–100.0	0	0.00	0	0.00
>100.0	1	0.17	0	0.00
Total	290	48.82%	304	51.18%

1	Inception.
2	One basis point equals 1/100th of a percentage point.

6

Fund Profile
As of January 31, 2007

Portfolio Characteristics
	Comparative		Broad
	Fund	Index[1]	Index[2]
Number of Stocks	103	101	4,939
Median Market Cap	$8.1B	$8.2B	$30.8B
Price/Earnings Ratio	50.4x	50.9x	17.9x
Price/Book Ratio	3.2x	3.2x	2.8x
Yield		3.4%	1.7%
Investor Shares	3.3%[3]
Admiral Shares	3.3%[3]
Institutional Shares	3.4%[3]
ETF Shares	3.3%[3]
Return on Equity	8.1%	8.0%	17.8%
Earnings Growth Rate	–3.8%	–4.0%	18.5%
Foreign Holdings	0.0%	0.0%	1.1%
Turnover Rate	11%	—	—
Expense Ratio		—	—
Investor Shares	0.21%
Admiral Shares	0.14%
Institutional Shares	0.10%
ETF Shares	0.12%
Short-Term Reserves	2%	—	—

Fund Allocation by REIT Type (% of portfolio)

Retail	26%
Office	20
Specialized	19
Residential	18
Diversified	8
Industrial	7
Short-Term Reserves	2%

Volatility Measures[4]
	Fund Versus	Fund Versus
	Target Index[5]	Broad Index[2]
R-Squared	1.00	0.31
Beta	1.00	1.20

Ten Largest Holdings[6] (% of total net assets)

Simon Property Group, Inc. REIT	6.4%
Equity Office Properties Trust REIT	4.9
Vornado Realty Trust REIT	4.2
Equity Residential REIT	4.2
ProLogis REIT	4.1
Public Storage, Inc. REIT	3.5
Boston Properties, Inc. REIT	3.5
Archstone-Smith Trust REIT	3.4
General Growth Properties Inc. REIT	3.4
Host Hotels & Resorts Inc. REIT	3.3
Top Ten	40.9%

Investment Focus

1	MSCI US REIT Index.
2	Dow Jones Wilshire 5000 Index.
3

This yield may include some payments that represent a return of capital, capital gains distributions, or both by the underlying REITs. These amounts are determined by each REIT at the end of its fiscal year.

4	For an explanation of R-squared, beta, and other terms used here, see the Glossary on page 27.
5	The Target REIT Composite consists of the MSCI US REIT Index adjusted to include a 2% cash position (Lipper Money Market Average).
6	“Ten Largest Holdings” excludes any temporary cash investments and equity index products.

7

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 1997–January 31, 2007

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended January 31, 2007			of a $10,000
	One Year	Five Years	Ten Years	Investment
REIT Index Fund Investor Shares[1]	36.32%	24.79%	15.10%	$40,801
Dow Jones Wilshire 5000 Index	14.14	8.35	8.32	22,235
Target REIT Composite[2]	36.50	24.86	15.05	40,629
MSCI US REIT Index	37.23	25.35	15.29	41,500
Average Real Estate Fund[3]	35.28	24.82	15.11	40,841

				Final Value
			Since	of a $100,000
	One Year	Five Years	Inception[4]	Investment
REIT Index Fund Admiral Shares[1]	36.46%	24.86%	25.04%	$320,985
Dow Jones Wilshire 5000 Index	14.14	8.35	8.60	153,780
Target REIT Composite	36.50	24.86	25.05	321,198

1	Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
2	The Target REIT Composite consists of the MSCI US REIT Index adjusted to include a 2% cash position (Lipper Money Market Average).
3	Derived from data provided by Lipper Inc.
4	Inception date November 12, 2001, for Admiral Shares.

8

			Final Value of
		Since	a $5,000,000
	One Year	Inception[1]	Investment
REIT Index Fund Institutional Shares[2]	36.45%	28.20%	$10,975,379
Dow Jones Wilshire 5000 Index	14.14	12.86	7,331,778
Target REIT Composite	36.50	28.17	10,967,291

			Final Value of
		Since	a $10,000
	One Year	Inception[1]	Investment
Vanguard REIT ETF Shares Net Asset Value	36.48%	32.00%	$19,232
Dow Jones Wilshire 5000 Index	14.14	15.24	13,968
Target REIT Composite	36.50	32.00	19,232

Cumulative Returns ETF Shares: September 23, 2004–January 31, 2007

		Cumulative
		Since
	One Year	Inception
Vanguard REIT ETF Shares Market Price	36.44%	92.33%
Vanguard REIT ETF Shares Net Asset Value	36.48	92.32
Target REIT Composite	36.50	92.32

1	Inception dates are December 2, 2003, for Institutional Shares and September 23, 2004, for ETF Shares.
2	Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year.

9

Fiscal-Year Total Returns (%): January 31, 1997–January 31, 2007

Average Annual Total Returns: Periods Ended December 31, 2006

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
Investor Shares[2]	5/13/1996	35.07%	22.70%	14.18%
Admiral Shares[2]	11/12/2001	35.16	22.77	23.52[3]
Institutional Shares[2]	12/2/2003	35.15	25.70[3]	—
ETF Shares	9/23/2004
Market Price		35.13	28.59[3]	—
Net Asset Value		35.20	28.66[3]	—

1	The Target REIT Composite consists of the MSCI US REIT Index adjusted to include a 2% cash position (Lipper Money Market Average).
2	Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
3	Return since inception.

Note: See Financial Highlights tables on pages 16–19 for dividend and capital gains information.

10

Financial Statements

Statement of Net Assets

As of January 31, 2007

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
Shares		($000)
Real Estate Investment Trusts (97.9%)
Diversified REITs (7.8%)
Vornado Realty Trust REIT	4,470,987	547,025
Liberty Property Trust REIT	2,950,462	152,657
Colonial Properties Trust REIT	1,430,611	70,315
Crescent Real Estate, Inc. REIT	3,194,165	64,075
Washington REIT	1,474,854	63,050
Spirit Finance Corp. REIT	3,523,042	44,109
PS Business Parks, Inc. REIT	523,339	39,360
Investors Real Estate Trust REIT	1,473,438	15,265
Capital Lease Funding, Inc. REIT	1,111,703	12,462
		1,008,318
Industrial REITs (6.5%)
ProLogis REIT	8,033,570	522,182
AMB Property Corp. REIT	2,896,807	176,271
First Industrial Realty Trust REIT	1,468,489	69,401
EastGroup Properties, Inc. REIT	769,159	42,104
First Potomac REIT	786,253	23,611
		833,569
Office REITs (20.0%)
Equity Office Properties Trust REIT	11,475,309	637,453
Boston Properties, Inc.REIT	3,558,842	448,734
SL Green Realty Corp. REIT	1,915,342	280,751
Duke Realty Corp. REIT	4,427,865	195,357
Mack-Cali Realty Corp. REIT	2,045,068	113,788
Alexandria Real Estate Equities, Inc. REIT	953,923	103,367

		Market
		Value•
	Shares	($000)
Brandywine Realty Trust REIT	2,950,605	102,858
Kilroy Realty Corp. REIT	1,061,617	92,191
HRPT Properties Trust REIT	6,882,320	89,608
Corporate Office Properties Trust, Inc. REIT	1,320,209	70,341
Highwood Properties, Inc. REIT	1,508,007	65,900
BioMed Realty Trust, Inc. REIT	2,137,705	63,768
Digital Realty Trust, Inc. REIT	1,599,110	57,472
Maguire Properties, Inc. REIT	1,231,441	53,506
Cousins Properties, Inc. REIT	1,251,453	48,982
American Financial Realty Trust REIT	4,209,013	47,057
Lexington Realty Trust REIT	2,140,682	45,554
^Franklin Street Properties Corp. REIT	1,665,863	34,233
Parkway Properties Inc. REIT	507,442	27,833
		2,578,753
Residential REITs (18.3%)
Equity Residential REIT	9,536,069	536,690
Archstone-Smith Trust REIT	7,021,920	443,856
Avalonbay Communities, Inc. REIT	2,576,229	382,209
Apartment Investment & Management Co.Class A REIT	3,191,298	199,871
Camden Property Trust REIT	1,848,091	144,890
United Dominion Realty Trust REIT	4,412,175	144,675

11

		Market
		Value•
	Shares	($000)
BRE Properties Inc.Class A REIT	1,690,216	117,318
Essex Property Trust, Inc. REIT	720,554	104,005
Home Properties, Inc. REIT	1,088,282	69,966
Post Properties, Inc. REIT	1,416,637	68,707
Mid-America Apartment Communities, Inc. REIT	748,722	45,013
Equity Lifestyle Properties, Inc. REIT	735,014	40,595
American Campus Communities, Inc. REIT	726,316	23,148
Sun Communities, Inc. REIT	533,121	16,852
GMH Communities Trust REIT	1,350,056	13,244
Education Realty Trust, Inc. REIT	869,029	13,062
		2,364,101
Retail REITs (26.2%)
Simon Property Group, Inc. REIT	7,248,467	829,152
General Growth Properties Inc. REIT	7,117,597	437,875
Kimco Realty Corp. REIT	7,369,701	365,537
Developers Diversified Realty Corp. REIT	3,596,484	241,396
The Macerich Co. REIT	2,353,568	224,836
Regency Centers Corp.REIT	2,253,201	196,254
Federal Realty Investment Trust REIT	1,805,144	168,637
Weingarten Realty Investors REIT	2,646,118	131,009
Taubman Co. REIT	1,730,145	100,816
New Plan Excel Realty Trust REIT	3,434,948	100,026
CBL & Associates Properties, Inc. REIT	2,012,787	94,460
Realty Income Corp. REIT	3,272,460	94,181
Pennsylvania REIT	1,141,203	48,729
^National Retail Properties REIT	1,810,028	42,988
Inland Real Estate Corp. REIT	2,108,253	42,629
Tanger Factory Outlet Centers, Inc. REIT	1,016,089	41,253
Equity One, Inc. REIT	1,329,198	36,872
^Mills Corp. REIT	1,669,710	36,149
Glimcher Realty Trust REIT	1,204,984	34,053
Cedar Shopping Centers, Inc. REIT	1,410,792	23,631
Acadia Realty Trust REIT	833,085	21,402
Ramco-Gershenson Properties Trust REIT	542,987	20,340
Saul Centers, Inc. REIT	337,620	18,204

		Market
		Value•
	Shares	($000)
Getty Realty Holding Corp. REIT	567,416	17,675
Urstadt Biddle Properties Class A REIT	678,765	13,188
Urstadt Biddle Properties REIT	18,944	341
		3,381,633
Specialized REITs (19.1%)
Public Storage, Inc. REIT	4,126,427	448,790
Host Hotels &Resorts Inc. REIT	16,205,219	428,952
Health Care Properties Investors REIT	6,578,838	271,377
Ventas, Inc. REIT	3,068,215	141,905
Hospitality Properties Trust REIT	2,828,029	138,008
^Health Care Inc. REIT	2,364,901	110,701
Nationwide Health Properties, Inc. REIT	2,624,707	87,455
Healthcare Realty Trust Inc. REIT	1,567,037	66,411
Senior Housing Properties Trust REIT	2,519,174	65,448
LaSalle Hotel Properties REIT	1,310,130	62,375
Entertainment Properties Trust REIT	867,317	56,254
DiamondRock Hospitality Co. REIT	2,883,341	54,351
Sunstone Hotel Investors, Inc. REIT	1,901,500	53,793
Strategic Hotels and Resorts, Inc. REIT	2,467,433	53,099
FelCor Lodging Trust, Inc. REIT	1,930,731	42,611
Sovran Self Storage, Inc. REIT	659,812	39,589
Extra Space Storage Inc. REIT	1,948,029	38,454
Trustreet Properties, Inc. REIT	2,102,585	35,618
U-Store-It Trust REIT	1,593,748	35,015
Omega Healthcare Investors, Inc. REIT	1,929,394	34,980
Highland Hospitality Corp.REIT	2,001,706	31,787
Equity Inns, Inc. REIT	1,793,572	29,594
Ashford Hospitality Trust REIT	2,133,411	26,262
National Health Investors REIT	773,142	24,818
Innkeepers USA Trust REIT	1,480,851	24,271
Medical Properties Trust Inc. REIT	1,317,511	20,593

12

			Market
			Value•
		Shares	($000)
	LTC Properties, Inc. REIT	649,642	18,320
	Universal Health Realty
	Income REIT	367,037	14,843
			2,455,674
Total Real Estate Investment Trusts
(Cost $7,550,541)			12,622,048
Temporary Cash Investments (2.1%)
1	Vanguard Market Liquidity
	Fund, 5.272%	226,868,437	226,868
1	Vanguard Market Liquidity
	Fund, 5.272%—Note E	47,691,600	47,692
Total Temporary Cash Investments
(Cost $274,560)			274,560
Total Investments (100.0%)
(Cost $7,825,101)			12,896,608
Other Assets and Liabilities (0.0%)
Other Assets—Note B			167,511
Liabilities—Note E			(172,227)
			(4,716)
Net Assets (100%)			12,891,892

At January 31, 2007, net assets consisted of:[2]
Amount
($000)
Paid-in Capital	7,833,384
Overdistributed Net Investment Income	(10,041)
Overdistributed Net Realized Gains	(2,958)
Unrealized Appreciation	5,071,507
Net Assets	12,891,892

Investor Shares—Net Assets
Applicable to 245,924,183 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	6,827,356
Net Asset Value Per Share—
Investor Shares	$27.76

Admiral Shares—Net Assets
Applicable to 28,630,761 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	3,391,674
Net Asset Value Per Share—
Admiral Shares	$118.46

Institutional Shares—Net Assets
Applicable to 52,367,284 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	960,116
Net Asset Value Per Share—
Institutional Shares	$18.33

ETF Shares—Net Assets
Applicable to 20,500,050 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	1,712,746
Net Asset Value Per Share—
ETF Shares	$83.55

•	See Note A in Notes to Financial Statements.
^	Part of security position is on loan to broker-dealers. See Note E in Notes to Financial Statements.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2	See Note C in Notes to Financial Statements for the tax-basis components of net assets.

13

Statement of Operations

Year Ended
January 31, 2007
($000)
Investment Income
Income
Dividends	232,616
Interest[1]	10,418
Security Lending	199
Total Income	243,233
Expenses
The Vanguard Group—Note B
Investment Advisory Services	244
Management and Administrative
Investor Shares	9,500
Admiral Shares	2,881
Institutional Shares	492
ETF Shares	1,136
Marketing and Distribution
Investor Shares	1,063
Admiral Shares	400
Institutional Shares	158
ETF Shares	274
Custodian Fees	161
Auditing Fees	25
Shareholders’ Reports
Investor Shares	187
Admiral Shares	8
Institutional Shares	3
ETF Shares	12
Trustees’ Fees and Expenses	12
Total Expenses	16,556
Net Investment Income	226,677
Realized Net Gain (Loss)
Investment Securities Sold	499,772
Capital Gain Distributions Received	117,789
Realized Net Gain (Loss)	617,561
Change in Unrealized Appreciation (Depreciation) of Investment Securities	2,406,468
Net Increase (Decrease) in Net Assets Resulting from Operations	3,250,706

1	Interest income from an affiliated company of the fund was $10,343,000.

14

Statement of Changes in Net Assets

	Year Ended January 31,
	2007	2006
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	226,677	198,039
Realized Net Gain (Loss)	617,561	180,856
Change in Unrealized Appreciation (Depreciation)	2,406,468	1,448,924
Net Increase (Decrease) in Net Assets Resulting from Operations	3,250,706	1,827,819
Distributions
Net Investment Income
Investor Shares	(121,669)	(130,616)
Admiral Shares	(59,953)	(45,987)
Institutional Shares	(17,265)	(13,886)
ETF Shares	(30,789)	(10,432)
Realized Capital Gain[1]
Investor Shares	(94,471)	(121,441)
Admiral Shares	(46,021)	(42,265)
Institutional Shares	(13,057)	(12,188)
ETF Shares	(23,098)	(9,525)
Return of Capital
Investor Shares	(25,625)	(15,207)
Admiral Shares	(12,511)	(5,302)
Institutional Shares	(3,585)	(1,595)
ETF Shares	(6,407)	(1,201)
Total Distributions	(454,451)	(409,645)
Capital Share Transactions—Note F
Investor Shares	596,373	(571,751)
Admiral Shares	650,765	815,202
Institutional Shares	182,463	184,704
ETF Shares	471,824	602,492
Net Increase (Decrease) from Capital Share Transactions	1,901,425	1,030,647
Total Increase (Decrease)	4,697,680	2,448,821
Net Assets
Beginning of Period	8,194,212	5,745,391
End of Period[2]	12,891,892	8,194,212

1	Includes fiscal 2007 and 2006 short-term gain distributions totaling $6,611,000 and $5,807,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2	Net Assets–End of Period includes undistributed (overdistributed) net investment income of ($10,041,000) and ($7,042,000).

15

Financial Highlights

REIT Index Fund Investor Shares

			Year Ended January 31,
For a Share Outstanding Throughout Each Period	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$21.29	$17.20	$15.83	$11.52	$12.10
Investment Operations
Net Investment Income	.530	.562	.563	.579	.606
Net Realized and Unrealized Gain (Loss) on Investments[1]	7.000	4.692	1.759	4.511	(.426)
Total from Investment Operations	7.530	5.254	2.322	5.090	.180
Distributions
Dividends from Net Investment Income	(.534)	(.568)	(.565)	(.678)	(.667)
Distributions from Realized Capital Gains	(.413)	(.530)	(.387)	—	—
Return of Capital	(.113)	(.066)	—	(.102)	(.093)
Total Distributions	(1.060)	(1.164)	(.952)	(.780)	(.760)
Net Asset Value, End of Period	$27.76	$21.29	$17.20	$15.83	$11.52

Total Return[2]	36.32%	31.43%	14.78%	45.39%	1.20%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,827	$4,727	$4,311	$3,383	$1,734
Ratio of Total Expenses to Average Net Assets	0.21%	0.21%	0.21%	0.24%	0.27%
Ratio of Net Investment Income to Average Net Assets	2.27%	2.91%	3.44%	4.10%	4.90%
Portfolio Turnover Rate[3]	11%	17%	13%	7%	12%

1	Includes increases from redemption fees of $0.00, $0.01, $0.01, $0.00, and $0.01.
2	Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

16

REIT Index Fund Admiral Shares

			Year Ended January 31,
For a Share Outstanding Throughout Each Period	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$90.82	$73.40	$67.56	$49.14	$51.65
Investment Operations
Net Investment Income	2.328	2.460	2.437	2.508	2.619
Net Realized and Unrealized Gain (Loss) on Investments[1]	29.903	19.993	7.494	19.279	(1.854)
Total from Investment Operations	32.231	22.453	9.931	21.787	.765
Distributions
Dividends from Net Investment Income	(2.341)	(2.488)	(2.439)	(2.931)	(2.878)
Distributions from Realized Capital Gains	(1.761)	(2.258)	(1.652)	—	—
Return of Capital	(.489)	(.287)	—	(.436)	(.397)
Total Distributions	(4.591)	(5.033)	(4.091)	(3.367)	(3.275)
Net Asset Value, End of Period	$118.46	$90.82	$73.40	$67.56	$49.14

Total Return[2]	36.46%	31.49%	14.82%	45.57%	1.19%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,392	$2,025	$938	$733	$320
Ratio of Total Expenses to Average Net Assets	0.14%	0.14%	0.16%	0.18%	0.21%
Ratio of Net Investment Income to Average Net Assets	2.34%	2.98%	3.49%	4.16%	4.99%
Portfolio Turnover Rate[3]	11%	17%	13%	7%	12%

1	Includes increases from redemption fees of $0.02, $0.02, $0.04, $0.01, and $0.03.
2	Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

17

REIT Index Fund Institutional Shares
				Dec. 2,
				2003[1] to
	Year Ended January 31,			Jan. 31,
For a Share Outstanding Throughout Each Period	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$14.06	$11.36	$10.46	$10.00
Investment Operations
Net Investment Income	.366	.385	.381	.065
Net Realized and Unrealized Gain (Loss) on Investments	4.621	3.099	1.156	.575
Total from Investment Operations	4.987	3.484	1.537	.640
Distributions
Dividends from Net Investment Income	(.368)	(.389)	(.381)	(.157)
Distributions from Realized Capital Gains	(.273)	(.350)	(.256)	—
Return of Capital	(.076)	(.045)	—	(.023)
Total Distributions	(.717)	(.784)	(.637)	(.180)
Net Asset Value, End of Period	$18.33	$14.06	$11.36	$10.46

Total Return[2]	36.45%	31.58%	14.81%	6.49%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$960	$571	$297	$63
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.13%	0.15%*
Ratio of Net Investment Income to Average Net Assets	2.38%	3.02%	3.52%	4.19%*
Portfolio Turnover Rate[3]	11%	17%	13%	7%

1	Inception.
2	Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
*	Annualized.

18

REIT Index Fund ETF Shares

			Sept. 23,
	Year Ended		2004[1] to
	January 31,		Jan. 31,
For a Share Outstanding Throughout Each Period	2007	2006	2005
Net Asset Value, Beginning of Period	$64.07	$51.77	$49.41
Investment Operations
Net Investment Income	1.654	1.745	.665
Net Realized and Unrealized Gain (Loss) on Investments[2]	21.080	14.116	2.965
Total from Investment Operations	22.734	15.861	3.630
Distributions
Dividends from Net Investment Income	(1.665)	(1.764)	(.682)
Distributions from Realized Capital Gains	(1.242)	(1.594)	(.588)
Return of Capital	(.347)	(.203)	—
Total Distributions	(3.254)	(3.561)	(1.270)
Net Asset Value, End of Period	$83.55	$64.07	$51.77

Total Return	36.48%	31.54%	7.13%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,713	$871	$198
Ratio of Total Expenses to Average Net Assets	0.12%	0.12%	0.18%*
Ratio of Net Investment Income to Average Net Assets	2.36%	3.00%	3.47%*
Portfolio Turnover Rate[3]	11%	17%	13%

1	Inception.
2	Includes increases from redemption fees of $0.01, $0.01, and $0.00.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
*	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Notes to Financial Statements

Vanguard REIT Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Specialized Funds. The fund offers four classes of shares: Investor Shares, Admiral Shares, Institutional Shares, and ETF Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria. Institutional Shares are designed for investors who meet certain administrative and service criteria and invest a minimum of $5 million. ETF Shares are listed for trading on the American Stock Exchange; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Quarterly income dividends declared by the fund are reallocated at fiscal year-end to ordinary income, capital gain, and return of capital to reflect their tax character.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Distributions received from REITs are recorded on the ex-dividend date. Each REIT reports annually the tax character of its distributions. Dividend income, capital gain distributions received, and unrealized appreciation (depreciation) reflect the amounts of taxable income, capital gain, and return of capital reported by the REITs, and management’s estimates of such amounts for REIT distributions for which actual information has not been reported. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

20

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2007, the fund had contributed capital of $1,109,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 1.11% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended January 31, 2007, the fund realized $443,872,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from overdistributed net realized gains to paid-in capital.

For tax purposes, at January 31, 2007, the fund had no ordinary income and no long-term capital gains available for distribution.

At January 31, 2007, the cost of investment securities for tax purposes was $7,828,059,000. Net unrealized appreciation of investment securities for tax purposes was $5,068,549,000, consisting of unrealized gains of $5,112,690,000 on securities that had risen in value since their purchase and $44,141,000 in unrealized losses on securities that had fallen in value since their purchase.

D. During the year ended January 31, 2007, the fund purchased $3,753,651,000 of investment securities and sold $2,050,926,000 of investment securities other than temporary cash investments.

E. The market value of securities on loan to broker-dealers at January 31, 2007, was $46,175,000, for which the fund received cash collateral of $47,692,000.

21

F. Capital share transactions for each class of shares were:

			Year Ended January 31,
		2007		2006
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,731,399	72,687	1,162,085	60,470
Issued in Lieu of Cash Distributions	224,270	9,464	244,346	12,743
Redeemed[1]	(1,359,296)	(58,310)	(1,978,182)	(101,814)
Net Increase (Decrease)—Investor Shares	596,373	23,841	(571,751)	(28,601)
Admiral Shares
Issued	1,081,669	10,634	1,295,720	15,370
Issued in Lieu of Cash Distributions	99,808	984	77,443	933
Redeemed[1]	(530,712)	(5,288)	(557,961)	(6,787)
Net Increase (Decrease)—Admiral Shares	650,765	6,330	815,202	9,516
Institutional Shares
Issued	286,029	18,678	283,189	21,978
Issued in Lieu of Cash Distributions	29,962	1,909	24,652	1,932
Redeemed[1]	(133,528)	(8,807)	(123,137)	(9,506)
Net Increase (Decrease)—Institutional Shares	182,463	11,780	184,704	14,404
ETF Shares
Issued	1,432,154	20,104	657,191	10,668
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[1]	(960,330)	(13,200)	(54,699)	(900)
Net Increase (Decrease)—ETF Shares	471,824	6,904	602,492	9,768

G. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”),”Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. FIN 48 will be effective for the fund’s fiscal year ending January 31, 2008. Management is in the process of analyzing the fund’s tax positions for purposes of implementing FIN 48; based on the analysis completed to date, management does not believe the adoption of FIN 48 will result in any material impact to the fund’s financial statements.

1	Net of redemption fees of $1,769,000 and $2,336,000 (fund totals).

22

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Specialized Funds and Shareholders of Vanguard REIT Index Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard REIT Index Fund (one of the funds constituting Vanguard Specialized Funds, hereafter referred to as the “Fund”) at January 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2007 by correspondence with the custodian and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

March 9, 2007

Special 2006 tax information (unaudited) for Vanguard REIT Index Fund

This information for the fiscal year ended January 31, 2007, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $170,036,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year. Of the $170,036,000 capital gain dividends, the fund designates $136,870,000 as a 15% rate gain distribution and $33,166,000 as a 25% rate gain distribution.

The fund distributed $8,407,000 of qualified dividend income to shareholders during the fiscal year.

23

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2007. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: REIT Index Fund Investor Shares[1]
Periods Ended January 31, 2007
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	36.32%	24.79%	15.10%
Returns After Taxes on Distributions	34.87	22.78	12.92
Returns After Taxes on Distributions and Sale of Fund Shares	23.81	20.68	11.93

1	Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year.

24

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended January 31, 2007
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
REIT Index Fund	7/31/2006	1/31/2007	Period[1]
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,251.08	$1.13
Admiral Shares	1,000.00	1,251.46	0.74
Institutional Shares	1,000.00	1,251.35	0.51
ETF Shares	1,000.00	1,251.54	0.62
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,024.20	$1.02
Admiral Shares	1,000.00	1,024.55	0.66
Institutional Shares	1,000.00	1,024.75	0.46
ETF Shares	1,000.00	1,024.65	0.56

1

These calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.20% for Investor Shares, 0.13% for Admiral Shares, 0.09% for Institutional Shares, and 0.11% for ETF Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

25

Note that the expenses shown in the table on page 25 are meant to highlight and help you compare ongoing costs only; they do not include your fund’s low-balance fee or the 1% redemption fee that applies to shares held for less than one year. These fees are fully described in the prospectus. If these fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

26

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A snapshot of the level of dividends, interest, capital gains distributions, and return-of-capital distributions received by the fund. The index yield is based on the current annualized rate of dividends and other distributions provided by securities in the index.

27

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief
Trustee since May 1987;	Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each
Chairman of the Board and	of the investment companies served by The Vanguard Group.
Chief Executive Officer
146 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures
Trustee since January 2001	in education); Senior Advisor to Greenwich Associates (international business strategy
146 Vanguard Funds Overseen	consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business
at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer
Trustee since December 2001[2]	of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council;
146 Vanguard Funds Overseen	Director of Tyco International, Ltd. (diversified manufacturing and services) (since 2005);
Trustee of Drexel University and of the Chemical Heritage Foundation.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University of
Trustee since June 2006	Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School
146 Vanguard Funds Overseen	for Communication, and Graduate School of Education of the University of Pennsylvania
since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and the
University Center for Human Values (1990–2004), Princeton University; Director of Carnegie
Corporation of New York and of Philadelphia 2016 (since 2005) and of Schuylkill River
Development Corporation and Greater Philadelphia Chamber of Commerce (since 2004).

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and Chief
Trustee since July 1998	Global Diversity Officer (since January 2006), Vice President and Chief Information
146 Vanguard Funds Overseen	Officer (1997–2005), and Member of the Executive Committee of Johnson & Johnson
(pharmaceuticals/consumer products); Director of the University Medical Center at
Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and
Trustee since December 2004	Banking, Harvard Business School (since 2000); Senior Associate Dean, Director of Faculty
146 Vanguard Funds Overseen	Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman
of UNX, Inc. (equities trading firm) (since 2003); Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates (1985–2004),
Genbel Securities Limited (South African financial services firm) (1999–2003), Gensec
Bank (1999–2003), Sanlam, Ltd. (South African insurance company) (2001–2003), and
Stockback, Inc. (credit card firm) (2000–2002).

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive
Trustee since January 1993	Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/ lignite);
146 Vanguard Funds Overseen	Director of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive
Trustee since April 1985	Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines),
146 Vanguard Funds Overseen	MeadWestvaco Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard
Secretary since July 2005	Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary
146 Vanguard Funds Overseen	of The Vanguard Group, and each of the investment companies served by The Vanguard
Group, since 2005; Principal of The Vanguard Group (1997-2006).

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.;
Treasurer since July 1998	Treasurer of each of the investment companies served by The Vanguard Group.
146 Vanguard Funds Overseen

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller
Mortimer J. Buckley	Paul A. Heller	Ralph K. Packard
James H. Gately	F. William McNabb, III	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard™ > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Admiral, Connect with Vanguard, Vanguard ETF
and the ship logo are trademarks of The Vanguard Group,
Direct Investor Account Services > 800-662-2739	Inc.

Institutional Investor Services > 800-523-1036	All other marks are the exclusive property of their
respective owners.
Text Telephone for the
Hearing Impaired > 800-952-3335	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

This material may be used in conjunction	You can obtain a free copy of Vanguard’s proxy voting
with the offering of shares of any Vanguard	guidelines by visiting our website, www.vanguard.com,
fund only if preceded or accompanied by	and searching for “proxy voting guidelines,” or by calling
the fund’s current prospectus.	Vanguard at 800-662-2739. They are also available from
the SEC’s website, www.sec.gov. In addition, you may
obtain a free report on how your fund voted the proxies for
securities it owned during the 12 months ended June 30.
To get the report, visit either www.vanguard.com
or www.sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2007 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1230 032007

Vanguard® Dividend Growth Fund

> Annual Report

January 31, 2007

> Vanguard Dividend Growth Fund returned 17.8% during the 12 months ended January 31, 2007.

> The fund outpaced both its primary benchmark index and the average return of its peer group, benefiting from the strong performance of its holdings in several sectors, particularly industrials and consumer-oriented stocks.

> The U.S. stock market produced healthy gains, shrugging off fears of inflation and concern over the housing industry.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Advisor’s Report	7
Fund Profile	9
Performance Summary	10
Financial Statements	12
Your Fund’s After-Tax Returns	21
About Your Fund’s Expenses	22
Glossary	24

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended January 31, 2007
Total
Returns
Vanguard Dividend Growth Fund	17.8%
Russell 1000 Index	14.5
Average Large-Cap Core Fund[1]	12.3
Dow Jones Wilshire 5000 Index	14.1

Your Fund’s Performance at a Glance
January 31, 2006–January 31, 2007
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Dividend Growth Fund	$12.75	$14.74	$0.26	$0.00

1 Derived from data provided by Lipper Inc.

1

Chairman’s Letter

Dear Shareholder,

Vanguard Dividend Growth Fund returned 17.8% for the fiscal year ended January 31, 2007. The fund made the most of a strong market for dividend-paying stocks, with especially strong selections among industrial and consumer-oriented companies. The fund’s performance outpaced the 12.3% return of the average large-cap core mutual fund and the 14.5% return of the Russell 1000 Index, the fund’s primary unmanaged benchmark.

If you own your fund in a taxable account, you may wish to see page 21 for a report on the fund’s after-tax returns.

Domestic equity markets did well; markets abroad did even better

In the first half of the fiscal year, returns from large-capitalization stocks were virtually flat, while those of small-caps lost some ground. In the second six months, both large and small stocks rebounded, with small-caps faring slightly better. For the 12 months, the broad U.S. stock market gained 14.1%. Despite the weakness in the housing sector, the economy showed remarkable resilience, and corporate profits rose at a fast clip.

Across market capitalizations, value-oriented stocks outpaced their growth-oriented counterparts. International stocks continued to outperform U.S. stocks, as overseas markets—especially European and emerging markets—produced stellar

2

returns. For U.S.-based investors, the dollar’s weakness further enhanced the results of international stocks.

Bond returns were modest as the Fed put rate hikes on hold

In the first six months of the fiscal year, the Federal Reserve Board continued its campaign to keep inflation in check, raising its target for the key federal funds rate by 0.25 percentage point on three occasions (in addition to a 0.25-percentage-point increase the day before the fiscal year began). Then, at its August meeting, the Fed left the target rate unchanged at 5.25%, where it remained through the end of the fiscal period, as inflation fears diminished.

Following the Fed’s pause, the prices of longer-maturity bonds rose faster than those of short-term bonds, reducing their yields more dramatically. Throughout the maturity spectrum, the “yield spread,” or the difference between yields of corporate securities and those of U.S. Treasury securities of comparable maturities, became even tighter. Bonds produced coupon-like returns for the period, with the broad taxable bond market returning 4.3%. Corporate bonds generally outperformed U.S. government issues. The Citigroup 3-Month Treasury Bill Index, a proxy for money market yields, returned 4.9%.

Market Barometer
	Average Annual Total Returns
	Periods Ended January 31, 2007
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	14.5%	11.0%	7.5%
Russell 2000 Index (Small-caps)	10.4	12.6	12.0
Dow Jones Wilshire 5000 Index (Entire market)	14.1	11.5	8.4
MSCI All Country World Index ex USA (International)	19.3	21.3	18.0

Bonds
Lehman Aggregate Bond Index (Broad taxable market)	4.3%	3.4%	4.9%
Lehman Municipal Bond Index	4.3	4.0	5.1
Citigroup 3-Month Treasury Bill Index	4.9	3.1	2.4

CPI
Consumer Price Index	2.1%	3.0%	2.7%

3

Fund performance was bolstered by stock-picking in several sectors

The Dividend Growth Fund focuses primarily on the stocks of larger, high-quality, dividend-paying companies, but it takes a different approach from that of many income-oriented portfolios. Wellington Management Company, your fund’s advisor, is less concerned with what a company’s dividend is now than with what it is likely to be down the road.

Wellington seeks to identify companies that will increase their earnings over time and that have made a commitment to use some of the cash they generate to raise their dividend payouts. The strategy was particularly successful during the past 12 months: All but two of the companies in the portfolio at the fiscal year-end had raised their dividends. Notable examples included McDonald’s, which announced that it would raise its annual dividend by 49%, and Prudential, which said it would raise its annual dividend by 22%.

The Dividend Growth Fund’s strong performance over the 12 months was broadly based across sectors, led in particular by its industrials and consumer-oriented holdings. Aerospace contractors Lockheed Martin and General Dynamics, benefiting from higher government spending, were at the forefront of the industrials group, which made the largest contribution to the fund’s total return.

The resilience of the U.S. consumer was evident in the returns provided by companies like CBS, Walt Disney, and

Total Returns
Ten Years Ended January 31, 2007
	Average	Final Value of a $10,000
	Annual Return	Initial Investment
Dividend Growth Fund	6.8%	$19,375
Dividend Growth Spliced Index	6.4	18,582
Dividend Growth Spliced Average[1]	5.2	16,612
Dow Jones Wilshire 5000 Index	8.3	22,235

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1 Derived from data provided by Lipper Inc.

Note: The footnotes on page 10 describe the composition of the spliced index and peer-group average.

4

Nike. Their gains helped to offset the drag from Carnival, the world’s largest cruise operator and the largest individual detractor from the fund’s return.

Supermarket giant Safeway, which advanced on the strength of upgrades to existing stores and the opening of new ones, was another strong performer.

Other bright spots included a handful of strongly performing pharmaceuticals firms; AT&T, which rallied on news of its agreement to merge with BellSouth; and ExxonMobil, the fund’s largest holding on average over the period. At the end of the calendar year, the energy giant again set a record for the largest annual profit by a U.S. company; it had done the same thing in 2005.

Shortfalls were conspicuous by their absence. The fund earned double-digit returns in every sector. In comparison with the benchmark index, the fund’s weak spots were mostly errors of omission. Financial stocks, for example, represent a much smaller portion of the fund than the index, and as a group they made a proportionately smaller contribution to the fund’s overall return. Bank of America and Citigroup provided strong returns for the fund, but in general, financial companies, particularly the high-flying capital markets firms, did not present the potential for dividend growth and the attractive valuations that the fund seeks.

For more details about the fund’s positioning and performance during the fiscal year, see the Advisor’s Report on page 7.

Expense Ratios[1]
Your fund compared with its peer group
		Average
		Large-Cap
	Fund	Core Fund
Dividend Growth Fund	0.38%	1.35%

1 Fund expense ratio reflects the 12 months ended January 31, 2007. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2006.

5

The fund has chalked up a respectable long-term record

It has been a little over four years now since your fund adopted its dividend-growth strategy, after spending its earlier years as a utility fund. During this time, the fund has benefited significantly from the guidance of its advisor, Wellington Management Company. The Dividend Growth Fund is concentrated in a relatively small number of holdings—at the end of the fiscal year, it contained 60 stocks—magnifying the impact of Wellington’s talent and expertise in selecting securities and positioning the portfolio. Since the end of 2002, the Dividend Growth Fund has produced an annualized return of 15.6%, in line with the return of its benchmark and superior to the 12.9% average return of its peer group.

The long-term performance table on page 4 compares the fund’s ten-year results with those of spliced measures of its former and present benchmarks and peer averages, and shows what would have happened to a hypothetical $10,000 investment made at the start of the period. Because of the fund’s December 2002 change in strategy, however, the information is not especially meaningful.

One thing that has remained constant over the ten years is the significant cost advantage your fund enjoys over its rivals, which helps to keep more of its return in your pocket. During the fiscal year, the fund’s expense ratio was nearly a percentage point less than the average for its peers.

Diversification and balance are key to a patient approach

As the new calendar year begins, there is much talk about what to expect from the economy and the financial markets in 2007. For the individual investor, following along as the pundits discuss inflation, the housing industry, or, say, the dollar’s decline (or rise) can be entertaining, but not particularly rewarding.

Our counsel, as always, is to tune out the noise so that you can stay focused on a carefully considered, long-range investment plan, one that is built on a balanced foundation of mutual funds that provide broad exposure to stocks, bonds, and short-term investments. We believe that the Dividend Growth Fund, with its low-cost advantage and its focus on finding companies that are likely to increase their earnings and dividends in the years ahead, can be a valuable part of a diversified long-term portfolio that will help you reach your financial goals.

Thank you for entrusting your assets to Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

February 16, 2007

6

Advisor’s Report

Vanguard Dividend Growth Fund advanced 17.8% for the 12-month period ended January 31, 2007. This performance compared favorably to the 14.5% return achieved by the Russell 1000 Index and the 12.3% gain of the average large-cap core fund.

The investment environment

The last 12 months have been quite eventful for equity markets. Questions about the health of the global economy and the Middle East turmoil abound. The emergence of the large private equity fund and its growing influence are particularly noteworthy. Continuing growth in private equity capital has spawned a furious takeover environment.

This trend toward privatization has been made possible, in some part, by the low interest rates and tight credit spreads that have defined the global financial landscape. Both the cost of money and the implied cost of risk remain low by historical standards. Even though these dynamics have resulted in some distortions in the market, we remain dedicated to our approach of focusing on companies we think are best positioned to generate long-term dividend growth.

The fund’s successes

The Dividend Growth Fund’s holdings in industrials, health care, and energy stocks boosted performance during the period.

Among the portfolio’s top contributors were Lockheed Martin, Schering-Plough, Nokia, Safeway, Chevron, and CBS.

Only two companies held in the portfolio at the end of the fiscal year failed to increase their dividends during the period. Several holdings raised dividends by more than 30%, including Cardinal Health, CBS, and Linear Technology. Over the period, the average dividend increase in the fund exceeded 15%.

The fund’s shortfalls

Among those individual holdings that detracted from the fund’s performance during the 12 months, one of the most noteworthy was UPS. The company’s stock underperformed in large part because of investors’ concern about the economic environment and how this uncertainty might affect the company’s revenue, especially in the domestic package business. We remain highly confident in UPS’s long-term prospects for solid dividend growth and strong share-price appreciation. UPS raised its dividend payment by more than 15% during our fiscal year.

The fund’s positioning and strategy

Our primary aim is to identify companies that we believe will steadily and reliably increase their dividend payments. We carefully build the portfolio one stock at a time, giving central consideration to

7

each company’s dividend growth prospects. Our industry weightings are a consequence of this process. The fund currently has significant positions in health care, industrials, and both consumer sectors while having less exposure to the utilities, telecommunication services, and materials sectors.

Donald J. Kilbride

Vice President and Portfolio Manager

Wellington Management Company, LLP

February 12, 2007

8

Fund Profile

As of January 31, 2007

Portfolio Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	60	983	4,939
Median Market Cap	$64.5B	$42.8B	$30.8B
Price/Earnings Ratio	15.9x	17.4x	17.9x
Price/Book Ratio	3.2x	2.9x	2.8x
Yield	1.7%	1.8%	1.7%
Return on Equity	21.8%	18.8%	17.8%
Earnings Growth Rate	17.0%	18.6%	18.5%
Foreign Holdings	5.0%	0.0%	1.1%
Turnover Rate	41%	—	—
Expense Ratio	0.38%	—	—
Short-Term Reserves	2%	—	—

Sector Diversification (% of portfolio)
		Comparative	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	14%	11%	13%
Consumer Staples	13	9	8
Energy	11	9	9
Financials	13	22	23
Health Care	16	12	12
Industrials	15	11	11
Information Technology	12	15	15
Materials	1	3	3
Telecommunication
Services	2	4	3
Utilities	1	4	3
Short-Term Reserves	2%	—	—

Volatility Measures[3]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.85	0.81
Beta	0.79	0.71

Ten Largest Holdings[4] (% of total net assets)

ExxonMobil Corp.	integrated
	oil and gas	3.3%
Total SA ADR	integrated
	oil and gas	2.8
Chevron Corp.	integrated
	oil and gas	2.8
Cardinal Health, Inc.	health care
	distributors	2.6
Medtronic, Inc.	health care
	equipment	2.6
Microsoft Corp.	systems software	2.5
Citigroup, Inc.	diversified
	financial services	2.5
Eli Lilly & Co.	pharmaceuticals	2.5
General Electric Co.	industrial
	conglomerates	2.4
Schering-Plough Corp.	pharmaceuticals	2.3
Top Ten		26.3%

Investment Focus

1 Russell 1000 Index.

2 Dow Jones Wilshire 5000 Index.

3 For an explanation of R-squared, beta, and other terms used here, see the Glossary on page 24.

4 “Ten Largest Holdings” excludes any temporary cash investments and equity index products.

9

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 1997–January 31, 2007

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended January 31, 2007			of a $10,000
	One Year	Five Years	Ten Years	Investment
Dividend Growth Fund[1]	17.84%	7.56%	6.84%	$19,375
Dow Jones Wilshire 5000 Index	14.14	8.35	8.32	22,235
Russell 1000 Index	14.48	7.51	8.23	22,047
Dividend Growth Spliced Index[2]	14.48	4.72	6.39	18,582
Dividend Growth Spliced Average[3]	12.34	4.37	5.21	16,612

1 Prior to December 6, 2002, the fund was known as Utilities Income Fund.

2 Prior to December 6, 2002, the comparative benchmark was known as the Utilities Composite Index. The index weightings have been: 40% S&P Utilities Index, 40% S&P Telephone Index, and 20% Lehman Utility Bond Index through April 30, 1999; 63.75% S&P Utilities Index, 21.25% S&P Telephone Index, and 15% Lehman Utility Bond Index through March 31, 2000; 75% S&P Utilities Index, 25% S&P Telephone Index through December 31, 2001; 75% S&P Utilities Index, 25% S&P Integrated Telecommunication Services Index through December 6, 2002; and Russell 1000 Index thereafter.

3 Based on the average utility fund through December 6, 2002, and the average large-cap core fund thereafter. Derived from data provided by Lipper Inc.

10

Fiscal-Year Total Returns (%): January 31, 1997–January 31, 2007

Average Annual Total Returns: Periods Ended December 31, 2006

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
Dividend Growth Fund	5/15/1992	19.58%	6.56%	6.87%

1 Prior to December 6, 2002, the fund was known as Utilities Income Fund.

2 Prior to December 6, 2002, the comparative benchmark was known as the Utilities Composite Index. The index weightings have been: 40% S&P Utilities Index, 40% S&P Telephone Index, and 20% Lehman Utility Bond Index through April 30, 1999; 63.75% S&P Utilities Index, 21.25% S&P Telephone Index, and 15% Lehman Utility Bond Index through March 31, 2000; 75% S&P Utilities Index, 25% S&P Telephone Index through December 31, 2001; 75% S&P Utilities Index, 25% S&P Integrated Telecommunication Services Index through December 6, 2002; and Russell 1000 Index thereafter.

Note: See Financial Highlights table on page 16 for dividend and capital gains information.

11

Financial Statements

Statement of Net Assets

As of January 31, 2007

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (98.3%)
Consumer Discretionary (14.0%)
NIKE, Inc. Class B	280,900	27,756
CBS Corp.	807,600	25,173
Home Depot, Inc.	528,600	21,535
TJX Cos., Inc.	721,600	21,338
McDonald’s Corp.	438,000	19,425
The Walt Disney Co.	460,800	16,206
The Gap, Inc.	624,100	11,964
Staples, Inc.	463,600	11,924
The McGraw-Hill Cos., Inc.	175,300	11,759
Carnival Corp.	137,000	7,064
		174,144
Consumer Staples (13.4%)
Wal-Mart Stores, Inc.	534,700	25,500
PepsiCo, Inc.	338,800	22,103
Safeway, Inc.	535,300	19,287
Kimberly-Clark Corp.	269,000	18,668
The Procter & Gamble Co.	285,400	18,514
The Coca-Cola Co.	368,000	17,620
Altria Group, Inc.	197,200	17,233
General Mills, Inc.	251,000	14,367
Anheuser-Busch Cos., Inc.	251,200	12,804
		166,096
Energy (11.1%)
ExxonMobil Corp.	557,100	41,281
Total SA ADR	515,400	35,073
Chevron Corp.	471,900	34,392
ConocoPhillips Co.	417,600	27,733

		138,479
Financials (12.7%)
Citigroup, Inc.	572,100	31,540
Prudential Financial, Inc.	314,200	28,005
Bank of America Corp.	520,900	27,389
American International
Group, Inc.	334,400	22,890
State Street Corp.	267,600	19,013
ACE Ltd.	321,700	18,588
Merrill Lynch & Co., Inc.	104,500	9,777
		157,202
Health Care (16.0%)
Cardinal Health, Inc.	451,400	32,239
Medtronic, Inc.	598,300	31,979
Eli Lilly & Co.	581,700	31,482
Schering-Plough Corp.	1,163,900	29,097
Johnson & Johnson	309,300	20,661
Abbott Laboratories	357,300	18,937
Wyeth	371,500	18,356
AstraZeneca Group PLC ADR	283,400	15,856
		198,607
Industrials (15.2%)
General Electric Co.	819,500	29,543
United Parcel Service, Inc.	318,800	23,043
Avery Dennison Corp.	304,800	20,836
Lockheed Martin Corp.	201,700	19,603
General Dynamics Corp.	240,600	18,803
Emerson Electric Co.	418,000	18,797
Honeywell International Inc.	283,400	12,948
The Boeing Co.	132,300	11,849
Pitney Bowes, Inc.	236,000	11,297
Illinois Tool Works, Inc.	218,900	11,162
United Technologies Corp.	161,200	10,965
		188,846
Information Technology (11.8%)
Microsoft Corp.	1,022,800	31,563
Automatic Data
Processing, Inc.	578,700	27,616
Linear Technology Corp.	735,900	22,776
International Business
Machines Corp.	212,800	21,099
Paychex, Inc.	467,600	18,709
Motorola, Inc.	681,700	13,532
Nokia Corp. ADR	531,800	11,753

		147,048
Materials (1.6%)
Weyerhaeuser Co.	165,200	12,390
Alcoa Inc.	222,900	7,200
		19,590

12

		Market
		Value•
	Shares	($000)
Telecommunication Services (1.8%)
AT&T Inc.	601,100	22,619

Utilities (0.7%)
Exelon Corp.	146,800	8,807
Total Common Stocks
(Cost $945,679)		1,221,438
	Face
	Amount
	($000)
Temporary Cash Investments (1.7%)
Repurchase Agreement
Credit Suisse First
Boston LLC 5.270%,
2/1/07 (Dated 1/31/07,
Repurchase Value
$21,503,000, collateralized
by Federal National
Mortgage Assn.,
5.500%–6.500%,
6/1/08–2/1/37)
(Cost $21,500)	21,500	21,500
Total Investments (100.0%)
(Cost $967,179)		1,242,938
Other Assets and Liabilities (0.0%)
Other Assets—Note C		8,130
Liabilities		(8,352)
		(222)
Net Assets (100%)
Applicable to 84,324,320 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		1,242,716
Net Asset Value Per Share		$14.74

At January 31, 2007, net assets consisted of:[1]
	Amount	Per
	($000)	Share
Paid-in Capital	1,024,564	$12.16
Overdistributed Net
Investment Income	(560)	(.01)
Accumulated Net
Realized Losses	(57,047)	(.68)
Unrealized Appreciation	275,759	3.27
Net Assets	1,242,716	$14.74

• See Note A in Notes to Financial Statements.

1 See Note E in Notes to Financial Statements for the tax-basis components of net assets.

ADR—American Depositary Receipt.

13

Statement of Operations

Year Ended
January 31, 2007
($000)
Investment Income
Income
Dividends	23,609
Interest	866
Security Lending	154
Total Income	24,629
Expenses
Investment Advisory Fees—Note B
Basic Fee	1,319
Performance Adjustment	146
The Vanguard Group—Note C
Management and Administrative	2,341
Marketing and Distribution	181
Custodian Fees	10
Auditing Fees	19
Shareholders’ Reports	35
Trustees’ Fees and Expenses	2
Total Expenses	4,053
Expenses Paid Indirectly—Note D	(81)
Net Expenses	3,972
Net Investment Income	20,657
Realized Net Gain (Loss) on Investment Securities Sold	81,236
Change in Unrealized Appreciation (Depreciation) of Investment Securities	78,627
Net Increase (Decrease) in Net Assets Resulting from Operations	180,520

14

Statement of Changes in Net Assets

	Year Ended January 31,
	2007	2006
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	20,657	18,128
Realized Net Gain (Loss)	81,236	28,292
Change in Unrealized Appreciation (Depreciation)	78,627	41,590
Net Increase (Decrease) in Net Assets Resulting from Operations	180,520	88,010
Distributions
Net Investment Income	(20,673)	(19,180)
Realized Capital Gain	—	—
Total Distributions	(20,673)	(19,180)
Capital Share Transactions—Note G
Issued	221,674	144,674
Issued in Lieu of Cash Distributions	17,716	16,255
Redeemed	(151,063)	(200,711)
Net Increase (Decrease) from Capital Share Transactions	88,327	(39,782)
Total Increase (Decrease)	248,174	29,048
Net Assets
Beginning of Period	994,542	965,494
End of Period[1]	1,242,716	994,542

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($560,000) and ($544,000).

15

Financial Highlights

	Year Ended January31,
For a Share Outstanding Throughout Each Period	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$12.75	$11.89	$11.33	$8.48	$11.47
Investment Operations
Net Investment Income	.26	.22	.23[1]	.18	.37
Net Realized and Unrealized Gain
(Loss) on Investments	1.99	.88	.55	2.86	(2.98)
Total from Investment Operations	2.25	1.10	.78	3.04	(2.61)
Distributions
Dividends from Net Investment Income	(.26)	(.24)	(.22)	(.19)	(.38)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.26)	(.24)	(.22)	(.19)	(.38)
Net Asset Value, End of Period	$14.74	$12.75	$11.89	$11.33	$8.48

Total Return	17.84%	9.34%	6.92%	36.08%	–23.22%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,243	$995	$965	$818	$550
Ratio of Total Expenses to
Average Net Assets	0.38%[2]	0.37%[2]	0.37%[2]	0.40%	0.34%
Ratio of Net Investment Income to
Average Net Assets	1.93%	1.85%	2.04%[1]	1.84%	3.57%
Portfolio Turnover Rate	41%	16%	20%	23%	104%[3]

1 Net investment income per share and the ratio of net investment income to average net assets include $.03 and 0.28%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.

2 Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.01%, and 0.01%.

3 Includes activity related to a change in the fund’s investment objective.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Notes to Financial Statements

Vanguard Dividend Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Specialized Funds.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to the Russell 1000 Index. For the year ended January 31, 2007, the investment advisory fee represented an effective annual basic rate of 0.12% of the fund’s average net assets before an increase of $146,000 (0.01%) based on performance.

17

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2007, the fund had contributed capital of $118,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.12% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended January 31, 2007, these arrangements reduced the fund’s management and administrative expenses by $74,000 and custodian fees by $7,000. The total expense reduction represented an effective annual rate of 0.01% of the fund’s average net assets.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at January 31, 2007, the fund had $1,100,000 of ordinary income available for distributions. The fund had available realized losses of $56,731,000 to offset future net capital gains of $56,731,000 through January 31, 2012.

At January 31, 2007, the cost of investment securities for tax purposes was $967,179,000. Net unrealized appreciation of investment securities for tax purposes was $275,759,000 consisting of unrealized gains of $279,239,000 on securities that had risen in value since their purchase and $3,480,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended January 31, 2007, the fund purchased $507,295,000 of investment securities and sold $436,126,000 of investment securities other than temporary cash investments.

18

G. Capital shares issued and redeemed were:

	Year Ended January 31,
	2007	2006
	Shares	Shares
	(000)	(000)
Issued	16,265	11,818
Issued in Lieu of Cash Distributions	1,305	1,327
Redeemed	(11,242)	(16,377)
Net Increase (Decrease) in Shares Outstanding	6,328	(3,232)

H. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. FIN 48 will be effective for the fund’s fiscal year ending January 31, 2008. Management is in the process of analyzing the fund’s tax positions for purposes of implementing FIN 48; based on the analysis completed to date, management does not believe the adoption of FIN 48 will result in any material impact to the fund’s financial statements.

19

Report of Independent Registered

Public Accounting Firm

To the Trustees of Vanguard Specialized Funds and Shareholders of Vanguard Dividend Growth Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Dividend Growth Fund (one of the funds constituting Vanguard Specialized Funds, hereafter referred to as the “Fund”) at January 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2007 by correspondence with the custodians and broker, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

March 13, 2007

Special 2007 tax information (unaudited) for Vanguard Dividend Growth Fund

This information for the fiscal year ended January 31, 2007, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $20,673,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 100.0% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

20

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2007. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Dividend Growth Fund
Periods Ended January 31, 2007
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	17.84%	7.56%	6.84%
Returns After Taxes on Distributions	17.50	7.00	5.27
Returns After Taxes on Distributions and Sale of Fund Shares	11.99	6.27	5.10

21

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended January 31, 2007
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Dividend Growth Fund	7/31/2006	1/31/2007	Period[1]
Based on Actual Fund Return	$1,000.00	$1,131.75	$1.99
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.34	1.89

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

1 These calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.37%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

22

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

23

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

24

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive
Trustee since May 1987;	Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment
Chairman of the Board and	companies served by The Vanguard Group.
Chief Executive Officer
146 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures
Trustee since January 2001	in education); Senior Advisor to Greenwich Associates (international business strategy
146 Vanguard Funds Overseen	consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business
at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer
Trustee since December 2001[2]	of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council;
146 Vanguard Funds Overseen	Director of Tyco International, Ltd. (diversified manufacturing and services) since 2005;
Trustee of Drexel University and of the Chemical Heritage Foundation.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University of
Trustee since June 2006	Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School
146 Vanguard Funds Overseen	for Communication, and Graduate School of Education of the University of Pennsylvania
since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and the
University Center for Human Values (1990–2004), Princeton University; Director of Carnegie
Corporation of New York since 2005 and of Schuylkill River Development Corporation and
Greater Philadelphia Chamber of Commerce since 2004.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and Chief
Trustee since July 1998	Global Diversity Officer since 2006, Vice President and Chief Information Officer
146 Vanguard Funds Overseen	(1997–2005), and Member of the Executive Committee of Johnson & Johnson
(pharmaceuticals/consumer products); Director of the University Medical Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance
Trustee since December 2004	and Banking, Harvard Business School; Senior Associate Dean, Director of Faculty
146 Vanguard Funds Overseen	Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman
of UNX, Inc. (equities trading firm) since 2003; Chair of the Investment Committee of
HighVista Strategies LLC (private investment firm) since 2005; Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates
(1985–2004), Genbel Securities Limited (South African financial services firm)
(1999–2003), Gensec Bank (1999–2003), Sanlam, Ltd. (South African insurance company) (2001–2003), and Stockback, Inc. (credit card firm) (2000–2002).

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive
Trustee since January 1993	Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director
146 Vanguard Funds Overseen	of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive
Trustee since April 1985	Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines),
146 Vanguard Funds Overseen	MeadWestvaco Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard
Secretary since July 2005	Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of
146 Vanguard Funds Overseen	The Vanguard Group, and of each of the investment companies served by The Vanguard
Group, since 2005; Principal of The Vanguard Group (1997–2006).

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.;
Treasurer since July 1998	Treasurer of each of the investment companies served by The Vanguard Group.
146 Vanguard Funds Overseen

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller
Mortimer J. Buckley	Paul A. Heller	Ralph K. Packard
James H. Gately	F. William McNabb, III	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600

Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Connect with Vanguard, and the ship logo are
trademarks of The Vanguard Group, Inc.
Direct Investor Account Services > 800-662-2739
All other marks are the exclusive property of their
Institutional Investor Services > 800-523-1036	respective owners.

Text Telephone for the
Hearing-Impaired > 800-952-3335	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
This material may be used in conjunction	and searching for “proxy voting guidelines,” or by calling
with the offering of shares of any Vanguard	Vanguard at 800-662-2739. They are also available from
fund only if preceded or accompanied by	the SEC’s website, www.sec.gov. In addition, you may
the fund’s current prospectus.	obtain a free report on how your fund voted the proxies for
securities it owned during the 12 months ended June 30.
To get the report, visit either www.vanguard.com
or www.sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2007 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q570 032007

Vanguard® Dividend Appreciation
Index Fund

> Annual Report

January 31, 2007

>	The Investor Shares of Vanguard Dividend Appreciation Index Fund posted a return of 10.0% from their April 27, 2006, inception through January 31, 2007.

>	Holdings in the fund’s three largest sectors—consumer staples, industrials, and financials—contributed slightly more than half of the fund’s return.

>	For the 12 months that ended January 31, the broad U.S. stock market gained 14.1%.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Fund Profile	6
Performance Summary	7
Financial Statements	9
About Your Fund’s Expenses	21
Glossary	23

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Period Ended January 31, 2007
Returns Since
Inception[1]
Vanguard Dividend Appreciation Index Fund Investor Shares	10.0%
Dividend Achievers Select Index	10.3
Average Large-Cap Core Fund[2]	9.6
Dow Jones Wilshire 5000 Index	10.9

Vanguard Dividend Appreciation Index Fund ETF Shares[3]
Market Price	10.6%
Net Asset Value	10.4
Dividend Achievers Select Index	10.6
Average Large-Cap Core Fund	9.8
Dow Jones Wilshire 5000 Index	10.6

Your Fund’s Performance at a Glance
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Dividend Appreciation Index Fund
Investor Shares	$20.05[4]	$21.84	$0.206	$0.000
ETF Shares	49.94[5]	54.60	0.526	0.000

1	Inception was April 27, 2006, for Investor Shares and April 21, 2006, for ETF Shares.
2	Derived from data provided by Lipper Inc.
3

Vanguard ETF™ Shares are traded on the American Stock Exchange and are available only through brokers. The table shows ETF returns based on both the AMEX market price and the net asset value for a share. U.S. Pat. No. 6,879,964 B2

4	At inception, April 27, 2006.
5	At inception, April 21, 2006.

1

Chairman’s Letter

Dear Shareholder,

I am pleased to present the first annual report on Vanguard Dividend Appreciation Index Fund, covering the fund’s first nine months of operations.

Strong corporate earnings, low inflation, and a healthy export market were some of the underpinnings of the fund’s initial success. Since their April 27, 2006, inception, the fund’s Investor Shares returned 10.0%. This was in line with the return of the Dividend Achievers Select Index, a specially constructed index developed by Mergent, Inc., and ahead of the average return for large-capitalization core funds.

Domestic equity markets did well; markets abroad did even better

In the first half of the past year, returns from large-cap stocks were virtually flat, while those of small-caps lost some ground. In the second six months, both large and small stocks rebounded, with small-caps faring slightly better. For the 12 months, the broad U.S. stock market gained 14.1%. Despite the weakness in the housing sector, the economy showed remarkable resilience, and corporate profits rose at a fast clip.

Across market capitalizations, value-oriented stocks outpaced their growth-oriented counterparts. International stocks continued to outperform U.S. stocks, as overseas markets—especially European and emerging markets—produced stellar

2

returns. For U.S.-based investors, the dollar’s weakness further enhanced the results of international stocks.

Bond returns were modest as the Fed put rate hikes on hold

In the first six months of the past year, the Federal Reserve Board continued its campaign to keep inflation in check, raising its target for the key federal funds rate by 0.25 percentage point on three occasions (in addition to a 0.25 percentage point increase the day before the fiscal year began). Then, at its August meeting, the Fed left the target rate unchanged at 5.25%, where it remained through the end of the fiscal period, as inflation fears diminished.

Following the Fed’s pause, the prices of longer-maturity bonds rose faster than those of short-term bonds, reducing their yields more dramatically. Throughout the maturity spectrum, the “yield spread,” or the difference between yields of corporate securities and those of U.S. Treasury securities of comparable maturities, became even tighter. Bonds produced coupon-like returns for the period, with the broad taxable bond market returning 4.3%. Corporate bonds generally outperformed U.S. government issues. The Citigroup 3-Month Treasury Bill Index, a proxy for money market yields, returned 4.9%.

Market Barometer
		Average Annual Total Returns
		Periods Ended January 31, 2007
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	14.5%	11.0%	7.5%
Russell 2000 Index (Small-caps)	10.4	12.6	12.0
Dow Jones Wilshire 5000 Index (Entire market)	14.1	11.5	8.4
MSCI All Country World Index ex USA (International)	19.3	21.3	18.0

Bonds
Lehman Aggregate Bond Index (Broad taxable market)	4.3%	3.4%	4.9%
Lehman Municipal Bond Index	4.3	4.0	5.1
Citigroup 3-Month Treasury Bill Index	4.9	3.1	2.4

CPI
Consumer Price Index	2.1%	3.0%	2.7%

3

Consumer staples led performance in fund’s first nine months

The fund seeks to track the Dividend Achievers Select Index, which is constructed of mature, blue chip companies that have met the index’s mandate for providing a history of relatively superior growth of dividends. The consumer staples sector, which makes up just over 22% of the fund’s index, on average, is the largest sector weighting for both the fund and the index. Companies in the sector include Anheuser-Busch and Colgate Palmolive; both were strong performers during the fund’s first nine months.

The fund also benefited from its heavy exposure to industrial companies, particularly defense contractors United Technologies and General Dynamics. Industrial conglomerate General Electric was also among the fund’s top performers.

All industry sectors produced positive returns, most in double digits. The fund’s second-largest sector, financials, lagged somewhat, with a gain of 8.5% as a group. Former highflier Legg Mason fell –18.5%, and consumer finance firm SLM Corp. and insurer Progressive Corp. also posted disappointing results for the period.

Materials, telecommunication services, and energy stocks produced the highest gains for the period; however, they make up only a small portion of fund assets.

Market cycles have smiled on dividend-paying stocks

When “New Economy” mania ruled in the late 1990s, dividend-paying stocks were considered a quaint throwback to a sleepier time. Then the market peaked early in 2000, and those new economy stocks took a drubbing. Investors found renewed appreciation for stocks that generate income through good times and bad.

For a stock to be included in the Dividend Achievers Select Index (which Mergent administers exclusively for Vanguard), the company must have a history of raising annual regular dividends for ten or more consecutive years. This produces a portfolio of large-cap, well-established companies that have been able to generate excess cash flow and use it to increase their dividends over time.

4

With its low-cost, indexed approach to investing in income-oriented stocks, the Dividend Appreciation Index Fund can be a very useful complement to a broad portfolio diversified to take advantage of other stock and bond market segments.

Thank you for entrusting your assets to Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

February 14, 2007

Vanguard Dividend Appreciation ETF
Premium/Discount: April 21, 2006[1]–January 31, 2007

	Market Price Above or		Market Price Below
	Equal to Net Asset Value			Net Asset Value
	Number	Percentage	Number	Percentage
Basis Point Differential[2]	of Days	of Total Days	of Days	of Total Days
0–24.9	90	45.69%	107	54.31%
25–49.9	0	0.00	0	0.00
50–74.9	0	0.00	0	0.00
75–100.0	0	0.00	0	0.00
>100.0	0	0.00	0	0.00
Total	90	45.69%	107	54.31%

1	Inception.
2	One basis point equals 1/100 of a percentage point.

5

Fund Profile

As of January 31, 2007

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	225	225	4,939
Median Market Cap	$54.4B	$54.6B	$30.8B
Price/Earnings Ratio	16.9x	16.9x	17.9x
Price/Book Ratio	3.3x	3.3x	2.8x
Yield		1.8%	1.7%
Investor Shares	1.4%
ETF Shares	1.5%
Return on Equity	25.1%	25.1%	17.8%
Earnings Growth Rate	15.4%	15.5%	18.5%
Foreign Holdings	0.0%	0.0%	1.1%
Turnover Rate	21%	—	—
Expense Ratio		—	—
Investor Shares	0.40%[3]
ETF Shares	0.28%[3]
Short-Term Reserves	0%	—	—

Sector Diversification (% of portfolio)
		Target	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	12%	12%	12%
Consumer Staples	22	22	8
Energy	8	8	9
Financials	21	21	23
Health Care	11	11	12
Industrials	15	15	11
Information Technology	6	6	15
Materials	4	4	4
Telecommunication Services	0	0	3
Utilities	1	1	3
Short-Term Reserves	0%	—	—

Ten Largest Holdings[4] (% of total net assets)

Chevron Corp.	integrated oil and gas	4.0%
ExxonMobil Corp.	integrated oil and gas	4.0
Johnson & Johnson	pharmaceuticals	4.0
International Business Machines Corp.	computer hardware	4.0
American International Group, Inc.	multiline insurance	4.0
Wal-Mart Stores, Inc.	hypermarkets and super centers	4.0
The Procter & Gamble Co.	household products	4.0
General Electric Co.	industriaconglomerate	3.9
The Coca-Cola Co.	soft drinks	3.5
PepsiCo, Inc.	soft drinks	3.2
Top Ten		38.6%

Investment Focus

1	Dividend Achievers Select Index.
2	Dow Jones Wilshire 5000 Index.
3	Annualized.
4	“Ten Largest Holdings” excludes any temporary cash investments and equity index products. See page 23 for a glossary of investment terms.

6

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: April 27, 2006–January 31, 2007

Initial Investment of $10,000

		Final Value
	Since	of a $10,000
	Inception[1]	Investment
Dividend Appreciation Index Fund Investor Shares[2]	10.02%	$11,002
Dow Jones Wilshire 5000 Index	10.95	11,095
Dividend Achievers Select Index	10.31	11,031
Average Large-Cap Core Fund[3]	9.57	10,957

		Final Value
	Since	of a $10,000
	Inception[1]	Investment
Dividend Appreciation Index Fund ETF Shares Net Asset Value	10.45%	$11,045
Dow Jones Wilshire 5000 Index	10.64	11,064
Dividend Achievers Select Index	10.62	11,062

Cumulative Returns of ETF Shares: April 21, 2006–January 31, 2007
Cumulative
Since Inception
Dividend Appreciation Index Fund ETF Shares Market Price	10.63%
Dividend Appreciation Index Fund ETF Shares Net Asset Value	10.45
Dividend Achievers Select Index	10.62

1	Inception dates are: for Investor Shares, April 27, 2006; for ETF Shares, April 21, 2006.
2	Total return figure does not reflect the $10 annual account maintenance fee applied on balances under $10,000.
3	Derived from data provided by Lipper Inc.

7

Fiscal Period Total Returns (%): April 27, 2006–January 31, 2007

Average Annual Total Returns: Periods Ended December 31, 2006

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	Since Inception
Investor Shares[1]	4/27/2006	8.36%
ETF Shares	4/21/2006
Market Price		8.86
Net Asset Value		8.77

1	Total return figure does not reflect the $10 annual account maintenance fee applied on balances under $10,000.
Note: See Financial Highlights tables on pages 15 and 16 for dividend and capital gains information.

8

Financial Statements

Statement of Net Assets

As of January 31, 2007

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (99.9%)
Consumer Discretionary (12.2%)
Home Depot, Inc.	172,285	7,019
McDonald’s Corp.	106,339	4,716
Target Corp.	68,420	4,198
Lowe’s Cos., Inc.	121,781	4,105
The McGraw-Hill Cos., Inc.	30,260	2,030
Harley-Davidson, Inc.	21,863	1,493
Johnson Controls, Inc.	15,362	1,420
Gannett Co., Inc.	20,553	1,195
TJX Cos., Inc.	37,059	1,096
Nordstrom, Inc.	19,549	1,089
VF Corp.	10,473	795
Sherwin-Williams Co.	10,668	737
Genuine Parts Co.	14,538	691
Family Dollar Stores, Inc.	11,608	376
Leggett & Platt, Inc.	15,208	369
The Stanley Works	6,111	350
Ross Stores, Inc.	10,730	348
Meredith Corp.	3,079	182
Harte-Hanks, Inc.	6,265	170
Applebee’s International, Inc.	6,661	168
John Wiley & Sons Class A	4,152	154
^Polaris Industries, Inc.	3,252	152
Wolverine World Wide, Inc.	4,879	150
Talbots Inc.	4,555	107
Matthews International Corp.	2,510	102
Media General, Inc. Class A	2,020	81
Courier Corp.	1,131	45
Bandag, Inc.	757	39
Haverty Furniture Cos., Inc.	1,432	22
		33,399
Consumer Staples (21.8%)
Beverages (8.0%)
The Coca-Cola Co.	198,862	9,522
PepsiCo, Inc.	133,355	8,700
Anheuser-Busch Cos., Inc.	62,443	3,183
Brown-Forman Corp. Class B	5,681	373

		Market
		Value•
	Shares	($000)
Food & Staples Retailing (6.3%)
Wal-Mart Stores, Inc.	227,363	10,843
Walgreen Co.	85,056	3,853
Sysco Corp.	56,106	1,938
SuperValu Inc.	16,648	632

Food Products (1.6%)
Archer-Daniels-Midland Co.	56,349	1,803
Wm. Wrigley Jr. Co.	18,619	959
The Hershey Co.	13,897	709
Hormel Foods Corp.	11,503	436
McCormick & Co., Inc.	9,816	383
Lancaster Colony Corp.	2,583	113
Tootsie Roll Industries, Inc.	3,170	101

Household Products (5.4%)
The Procter & Gamble Co.	166,816	10,821
Colgate-Palmolive Co.	42,144	2,879
The Clorox Co.	12,548	821
Church & Dwight, Inc.	5,186	235

Personal Products (0.5%)
Avon Products, Inc.	36,061	1,240
		59,544
Energy (8.2%)
Chevron Corp.	151,368	11,032
ExxonMobil Corp.	147,864	10,957
Holly Corp.	4,465	235
Helmerich & Payne, Inc.	8,131	218
		22,442
Financials (20.6%)
Capital Markets (4.6%)
Lehman Brothers Holdings, Inc.	43,069	3,542
Franklin Resources Corp.	19,993	2,381
State Street Corp.	26,921	1,913
Northern Trust Corp.	18,397	1,118
Legg Mason Inc.	10,071	1,056
T. Rowe Price Group Inc.	20,369	978
SEI Investments Co.	8,053	502
Eaton Vance Corp.	10,203	350

9

		Market
		Value•
	Shares	($000)
Nuveen Investments, Inc.Class A	6,889	341
Investors Financial Services Corp.	5,223	244

Commercial Banks (3.2%)
M & T Bank Corp.	9,411	1,142
Marshall & Ilsley Corp.	22,699	1,068
Synovus Financial Corp.	26,598	849
Compass Bancshares Inc.	10,936	666
Commerce Bancorp, Inc.	16,852	569
Mercantile Bankshares Corp.	10,796	509
Colonial BancGroup, Inc.	13,570	333
City National Corp.	4,012	289
Commerce Bancshares, Inc.	5,812	285
Cullen/Frost Bankers, Inc.	5,137	275
Bank of Hawaii Corp.	4,482	235
The South Financial Group, Inc.	6,502	168
Trustmark Corp.	5,541	163
Westamerica Bancorporation	2,812	140
United Bankshares, Inc.	3,771	138
Pacific Capital Bancorp	4,121	132
UMB Financial Corp.	3,579	131
Chittenden Corp.	4,032	123
Greater Bay Bancorp	4,353	122
Alabama National BanCorporation	1,701	120
Glacier Bancorp, Inc.	4,091	96
CVB Financial Corp.	7,357	92
First Financial Bankshares, Inc.	1,777	73
Sterling Bancshares, Inc.	5,912	71
BancFirst Corp.	1,440	70
Sterling Financial Corp. (PA)	2,509	57
Capital City Bank Group, Inc.	1,652	57
First Source Corp.	1,948	56
Community Banks, Inc.	2,140	54
Irwin Financial Corp.	2,490	54
Community Trust Bancorp Inc.	1,337	52
IBERIABANK Corp.	832	48
Sandy Spring Bancorp, Inc.	1,320	48
Banner Corp.	1,082	46
West Coast Bancorp	1,374	46
Heartland Financial USA, Inc.	1,426	41
Renasant Corp.	1,426	40
First Financial Corp. (IN)	1,221	40
Seacoast Banking Corp. of Florida	1,679	39
Simmons First National Corp.	1,252	38
First Community Bancshares, Inc.	918	37
S.Y. Bancorp, Inc.	1,260	35
First State Bancorporation	1,440	33
Washington Trust Bancorp, Inc.	1,151	32
Old Second Bancorp, Inc.	1,072	31
Southwest Bancorp, Inc.	1,091	29
Peoples Bancorp, Inc.	933	27
Horizon Financial Corp.	1,034	26

		Market
		Value•
	Shares	($000)
Consumer Finance (0.6%)
SLM Corp.	36,629	1,683

Insurance (10.2%)
American International Group, Inc.	158,451	10,846
The Allstate Corp.	53,699	3,231
The Hartford Financial Services Group Inc.	26,526	2,518
AFLAC Inc.	40,534	1,930
The Chubb Corp.	35,125	1,828
Lincoln National Corp.	23,536	1,580
Progressive Corp. of Ohio	65,008	1,508
MBIA, Inc.	11,466	824
Ambac Financial Group, Inc.	9,077	800
Old Republic International Corp.	20,193	450
Brown & Brown, Inc.	12,243	347
Transatlantic Holdings, Inc.	5,395	339
HCC Insurance Holdings, Inc.	9,837	307
Protective Life Corp.	5,725	280
Erie Indemnity Co. Class A	5,059	280
Wesco Financial Corp.	563	272
Alfa Corp.	6,885	130
Hilb, Rogal and Hamilton Co.	3,052	129
R.L.I. Corp.	2,192	121
State Auto Financial Corp.	3,512	113
Harleysville Group, Inc.	2,567	87
Midland Co.	1,660	76

Real Estate Management & Development (0.1%)
Forest City Enterprise Class A	6,102	369

Thrifts & Mortgage Finance (1.9%)
Freddie Mac	61,704	4,007
People’s Bank	11,697	526
Webster Financial Corp.	4,545	226
MAF Bancorp, Inc.	2,810	126
BankAtlantic Bancorp, Inc.Class A	4,944	66
Anchor Bancorp Wisconsin Inc.	1,863	56
First Busey Corp.	1,952	46
First Financial Holdings, Inc.	1,136	40
Flushing Financial Corp.	1,729	30
		56,421
Health Care (11.0%)
Johnson & Johnson	163,579	10,927
Abbott Laboratories	119,128	6,314
Medtronic, Inc.	98,134	5,245
Cardinal Health, Inc.	30,904	2,207
Stryker Corp.	30,411	1,884
Becton, Dickinson & Co.	19,245	1,481
C.R. Bard, Inc.	8,851	730
DENTSPLY International Inc.	12,386	382
Beckman Coulter, Inc.	4,862	314
Hillenbrand Industries, Inc.	5,339	304

10

		Market
		Value•
	Shares	($000)
West Pharmaceutical Services, Inc.	2,803	136
Arrow International, Inc.	3,953	133
Meridian Bioscience Inc.	1,812	54
		30,111
Industrials (15.4%)
General Electric Co.	299,121	10,783
United Technologies Corp.	80,076	5,447
3M Co.	60,977	4,531
Caterpillar, Inc.	54,188	3,472
Emerson Electric Co.	67,148	3,020
General Dynamics Corp.	32,645	2,551
Illinois Tool Works, Inc.	46,834	2,388
Danaher Corp.	25,941	1,921
Dover Corp.	17,762	881
Pitney Bowes, Inc.	18,047	864
Parker Hannifin Corp.	9,376	776
Expeditors International of Washington, Inc.	17,427	744
Avery Dennison Corp.	9,271	634
Cintas Corp.	12,848	529
W.W. Grainger, Inc.	6,525	507
Roper Industries Inc.	7,089	368
Harsco Corp.	3,252	279
Pentair, Inc.	8,829	275
Donaldson Co., Inc.	7,165	252
Carlisle Co., Inc.	2,671	218
Teleflex Inc.	3,212	214
HNI Corp.	3,812	185
CLARCOR Inc.	4,512	156
Brady Corp. Class A	3,992	150
Nordson Corp.	2,853	148
Mine Safety Appliances Co.	3,170	122
Franklin Electric, Inc.	1,980	100
ABM Industries Inc.	3,612	93
NACCO Industries, Inc. Class A	632	91
Universal Forest Products, Inc.	1,640	80
A.O. Smith Corp.	1,852	71
McGrath RentCorp	2,163	66
Tennant Co.	1,633	50
Raven Industries, Inc.	1,632	46
Gorman-Rupp Co.	1,047	42
Badger Meter, Inc.	1,080	31
LSI Industries Inc.	1,600	31
		42,116
Information Technology (5.7%)
International Business
Machines Corp.	109,856	10,892
Automatic Data Processing, Inc.	48,081	2,294
Paychex, Inc.	31,516	1,261
Linear Technology Corp.	24,816	768
Diebold, Inc.	5,999	278
Jack Henry & Associates Inc.	7,873	168
		15,661

			Market
			Value•
		Shares	($000)
Materials (3.4%)
	Praxair, Inc.	25,824	1,628
	Nucor Corp.	22,345	1,442
	Air Products & Chemicals, Inc.	17,247	1,288
	Rohm & Haas Co.	18,417	959
	Ecolab, Inc.	21,819	958
	Vulcan Materials Co.	7,045	717
	Sigma-Aldrich Corp.	11,282	428
	Martin Marietta Materials, Inc.	3,415	394
	Sonoco Products Co.	8,331	321
	Bemis Co., Inc.	9,171	311
	Albemarle Corp.	3,621	282
	Valspar Corp.	8,213	231
	AptarGroup Inc.	2,710	165
	H.B. Fuller Co.	5,122	133
	Myers Industries, Inc.	3,012	52
			9,309
Telecommunication Services (0.2%)
	CenturyTel, Inc.	9,463	424

Utilities (1.4%)
	FPL Group, Inc.	32,931	1,866
	Questar Corp.	7,465	606
	MDU Resources Group, Inc.	15,863	410
	Energen Corp.	6,449	298
	^Aqua America, Inc.	11,183	248
	UGI Corp. Holding Co.	8,791	241
	SJW Corp.	1,526	61
	American States Water Co.	1,483	58
	Southwest Water Co.	1,652	22
			3,810
Total Common Stocks
(Cost $261,665)			273,237
Temporary Cash Investments (0.3%)
1	Vanguard Market Liquidity
	Fund, 5.272%	434,311	434
1	Vanguard Market Liquidity
	Fund, 5.272%—Note F	400,300	400
Total Temporary Cash Investments
(Cost $834)			834
Total Investments (100.2%)
(Cost $262,499)			274,071
Other Assets and Liabilities—Net (–0.2%)			(452)
Net Assets (100%)			273,619

11

Market
Value•
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value	274,071
Receivables for Investment
Securities Sold	28,046
Other Assets—Note B	484
Total Assets	302,601
Liabilities
Payables for Investment
Securities Purchased	28,378
Other Liabilities—Note F	604
Total Liabilities	28,982
Net Assets	273,619

At January 31, 2007, net assets consisted of:[2]
Amount
($000)
Paid-in Capital	262,002
Undistributed Net Investment Income	126
Accumulated Net Realized Losses	(81)
Unrealized Appreciation	11,572
Net Assets	273,619

Investor Shares—Net Assets
Applicable to 7,456,264 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	162,881
Net Asset Value Per Share—
Investor Shares	$21.84

ETF Shares—Net Assets
Applicable to 2,028,323 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	110,738
Net Asset Value Per Share—
ETF Shares	$54.60

•	See Note A in Notes to Financial Statements.
^	Part of security position is on loan to broker-dealers. See Note F in Notes to Financial Statements.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2	See Note D in Notes to Financial Statements for the tax-basis components of net assets.

12

Statement of Operations

April 21, 2006[1] to
January 31, 2007
($000)
Investment Income
Income
Dividends	1,988
Interest[2]	60
Security Lending	—
Total Income	2,048
Expenses
The Vanguard Group—Note B
Investment Advisory Services	28
Management and Administrative
Investor Shares	176
ETF Shares	83
Marketing and Distribution
Investor Shares	9
ETF Shares	6
Custodian Fees	33
Auditing Fees	23
Shareholders’ Reports
Investor Shares	8
ETF Shares	1
Total Expenses	367
Expenses Paid Indirectly—Note C	(3)
Net Expenses	364
Net Investment Income	1,684
Realized Net Gain (Loss) on Investment Securities Sold	3,114
Change in Unrealized Appreciation (Depreciation) of Investment Securities	11,572
Net Increase (Decrease) in Net Assets Resulting from Operations	16,370

1	Inception.
2	Interest income from an affiliated company of the fund was $60,000.

13

Statement of Changes in Net Assets

April 21, 2006[1] to
January 31, 2007
($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,684
Realized Net Gain (Loss)	3,114
Change in Unrealized Appreciation (Depreciation)	11,572
Net Increase (Decrease) in Net Assets Resulting from Operations	16,370
Distributions
Net Investment Income
Investor Shares	(959)
ETF Shares	(599)
Realized Capital Gain
Investor Shares	—
ETF Shares	—
Total Distributions	(1,558)
Capital Share Transactions—Note G
Investor Shares	153,498
ETF Shares	105,309
Net Increase (Decrease) from Capital Share Transactions	258,807
Total Increase (Decrease)	273,619
Net Assets
Beginning of Period	—
End of Period[2]	273,619

1	Inception.
2	Net Assets—End of Period includes undistributed net investment income of $126,000.

14

Financial Highlights

Dividend Appreciation Index Fund Investor Shares
April 27, 2006[1] to
For a Share Outstanding Throughout the Period	January 31, 2007
Net Asset Value, Beginning of Period	$20.05
Investment Operations
Net Investment Income	.214
Net Realized and Unrealized Gain (Loss) on Investments	1.782
Total from Investment Operations	1.996
Distributions
Dividends from Net Investment Income	(.206)
Distributions from Realized Capital Gains	—
Total Distributions	(.206)
Net Asset Value, End of Period	$21.84

Total Return[2]	10.02%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$163
Ratio of Total Expenses to Average Net Assets	0.40%*
Ratio of Net Investment Income to Average Net Assets	1.53%*
Portfolio Turnover Rate[3]	21%

1	Inception.
2	Total returns do not reflect the $10 annual account maintenance fee applied on balances under $10,000.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF creation units.
*	Annualized.

15

Dividend Appreciation Index Fund ETF Shares
April 21, 2006[1] to
For a Share Outstanding Throughout the Period	January 31, 2007
Net Asset Value, Beginning of Period	$49.94
Investment Operations
Net Investment Income	.555
Net Realized and Unrealized Gain (Loss) on Investments	4.631
Total from Investment Operations	5.186
Distributions
Dividends from Net Investment Income	(.526)
Distributions from Realized Capital Gains	—
Total Distributions	(.526)
Net Asset Value, End of Period	$54.60

Total Return	10.45%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$111
Ratio of Total Expenses to Average Net Assets	0.28%*
Ratio of Net Investment Income to Average Net Assets	1.65%*
Portfolio Turnover Rate[2]	21%

1	Inception.
2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF creation units.
*	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Notes to Financial Statements

Vanguard Dividend Appreciation Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Specialized Funds. The fund offers two classes of shares: Investor Shares and ETF Shares. Investor Shares were first issued on April 27, 2006, and are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares were first issued on April 21, 2006, and first offered to the public on April 27, 2006. ETF Shares are listed for trading on the American Stock Exchange; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2007, the fund had contributed capital

17

of $24,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the period ended January 31, 2007, custodian fee offset arrangements reduced the fund’s expenses by $3,000.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the period ended January 31, 2007, the fund realized $3,195,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at January 31, 2007, the fund had $428,000 of ordinary income and no long-term gains available for distribution.

At January 31, 2007, the cost of investment securities for tax purposes was $262,886,000. Net unrealized appreciation of investment securities for tax purposes was $11,185,000 consisting of unrealized gains of $12,891,000 on securities that had risen in value since their purchase and $1,706,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the period ended January 31, 2007, the fund purchased $321,989,000 of investment securities and sold $63,439,000 of investment securities other than temporary cash investments.

F. The market value of securities on loan to broker-dealers at January 31, 2007, was $388,000, for which the fund received cash collateral of $400,000.

16

G. Capital share transactions for each class of shares were:

	April 21, 2006[1] to January 31, 2007
	Amount	Shares
	($000)	(000)
Investor Shares
Issued	164,261	7,978
Issued in Lieu of Cash Distributions	586	28
Redeemed	(11,349)	(550)
Net Increase (Decrease)—Investor Shares	153,498	7,456
ETF Shares
Issued	136,841	2,628
Issued in Lieu of Cash Distributions	—	—
Redeemed	(31,532)	(600)
Net Increase (Decrease)—ETF Shares	105,309	2,028

H. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. FIN 48 will be effective for the fund’s fiscal year ending January 31, 2008. Management is in the process of analyzing the fund’s tax positions for purposes of implementing FIN 48; based on the analysis completed to date, management does not believe the adoption of FIN 48 will result in any material impact to the fund’s financial statements.

1	Inception.

19

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Specialized Funds and Shareholders of Vanguard Dividend Appreciation Index Fund:

In our opinion, the accompanying statements of net assets and of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Dividend Appreciation Index Fund (one of the funds constituting Vanguard Specialized Funds, hereafter referred to as the “Fund”) at January 31, 2007, the results of its operations and the changes in its net assets for the period from April 21, 2006 (commencement of operations) to January 31, 2007 and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at January 31, 2007 by correspondence with the custodian and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

March 13, 2007

Special 2006 tax information (unaudited) for Vanguard Dividend Appreciation Index Fund

This information for the fiscal period ended January 31, 2007, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $1,558,000 of qualified dividend income to shareholders during the fiscal period.

For corporate shareholders, 98.2% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

20

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended January 31, 2007
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Dividend Appreciation Index Fund	7/31/2006	1/31/2007	Period[1]
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,116.30	$2.13
ETF Shares	1,000.00	1,117.47	1.49
Based on Hypothetical 5% Return
Investor Shares	$1,000.00	$1,023.19	$2.04
ETF Shares	1,000.00	1,023.79	1.43

1

These calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.40% for Investor Shares, and 0.28% for ETF Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

21

Note that the expenses shown in the table on page 21 are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

22

Glossary

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

23

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief
Trustee since May 1987;	Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each
Chairman of the Board and	of the investment companies served by The Vanguard Group.
Chief Executive Officer
146 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures
Trustee since January 2001	in education); Senior Advisor to Greenwich Associates (international business strategy
146 Vanguard Funds Overseen	consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business
at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer
Trustee since December 2001[2]	of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council;
146 Vanguard Funds Overseen	Director of Tyco International, Ltd. (diversified manufacturing and services) (since 2005);
Trustee of Drexel University and of the Chemical Heritage Foundation.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University of
Trustee since June 2006	Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School
146 Vanguard Funds Overseen	for Communication, and Graduate School of Education of the University of Pennsylvania
since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and the
University Center for Human Values (1990–2004), Princeton University; Director of Carnegie
Corporation of New York and of Philadelphia 2016 (since 2005) and of Schuylkill River
Development Corporation and Greater Philadelphia Chamber of Commerce (since 2004).

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and Chief
Trustee since July 1998	Global Diversity Officer (since January 2006), Vice President and Chief Information
146 Vanguard Funds Overseen	Officer (1997–2005), and Member of the Executive Committee of Johnson & Johnson
(pharmaceuticals/consumer products); Director of the University Medical Center at
Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and
Trustee since December 2004	Banking, Harvard Business School (since 2000); Senior Associate Dean, Director of Faculty
146 Vanguard Funds Overseen	Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman
of UNX, Inc. (equities trading firm) (since 2003); Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates (1985–2004),
Genbel Securities Limited (South African financial services firm) (1999–2003), Gensec
Bank (1999–2003), Sanlam, Ltd. (South African insurance company) (2001–2003), and
Stockback, Inc. (credit card firm) (2000–2002).

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive
Trustee since January 1993	Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/ lignite);
146 Vanguard Funds Overseen	Director of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive
Trustee since April 1985	Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines),
146 Vanguard Funds Overseen	MeadWestvaco Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard
Secretary since July 2005	Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary
146 Vanguard Funds Overseen	of The Vanguard Group, and each of the investment companies served by The Vanguard
Group, since 2005; Principal of The Vanguard Group (1997-2006).

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.;
Treasurer since July 1998	Treasurer of each of the investment companies served by The Vanguard Group.
146 Vanguard Funds Overseen

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller
Mortimer J. Buckley	Paul A. Heller	Ralph K. Packard
James H. Gately	F. William McNabb, III	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard™ > www.vanguard.com

Fund Information > 800-662-7447	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.
Direct Investor Account Services > 800-662-2739
You can obtain a free copy of Vanguard’s proxy voting
Institutional Investor Services > 800-523-1036	guidelines by visiting our website, www.vanguard.com,
and searching for “proxy voting guidelines,” or by calling
Text Telephone for the	Vanguard at 800-662-2739. They are also available from
Hearing Impaired > 800-952-3335	the SEC’s website, www.sec.gov. In addition, you may
obtain a free report on how your fund voted the proxies for
securities it owned during the 12 months ended June 30.
To get the report, visit either www.vanguard.com
or www.sec.gov.
This material may be used in conjunction
with the offering of shares of any Vanguard	You can review and copy information about your fund
fund only if preceded or accompanied by	at the SEC’s Public Reference Room in Washington, D.C.
the fund’s current prospectus.	To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
Vanguard, Vanguard ETF, Connect with Vanguard, and the	available on the SEC’s website, and you can receive
ship logo are trademarks of The Vanguard Group, Inc.	copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
“Dividend Achievers” is a trademark of Mergent, Inc., and	publicinfo@sec.gov or via regular mail addressed to the
has been licensed for use by The Vanguard Group, Inc.	Public Reference Section, Securities and Exchange
Vanguard mutual funds are not sponsored, endorsed, sold,	Commission, Washington, DC 20549-0102.
or promoted by Mergent, and Mergent makes no
representation regarding the advisability of investing in
the funds.

All other marks are the exclusive property of their
respective owners.

© 2007 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6020 032007

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, Alfred M. Rankin, Jr., and J. Lawrence Wilson.

Item 4: Principal Accountant Fees and Services.

(a)  Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended January 31, 2007:	$142,000
Fiscal Year Ended January 31, 2006:	$90,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended January 31, 2007:	$2,347,620
Fiscal Year Ended January 31, 2006:	$2,152,740

(b)   Audit-Related Fees.

Fiscal Year Ended January 31, 2007:	$530,000
Fiscal Year Ended January 31, 2006:	$382,200

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c)   Tax Fees.

Fiscal Year Ended January 31, 2007:	$101,300
Fiscal Year Ended January 31, 2006:	$98,400

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d)   All Other Fees.

Fiscal Year Ended January 31, 2007:	$0
Fiscal Year Ended January 31, 2006:	$0

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e)   (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)   For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)  Aggregate Non-Audit Fees.

Fiscal Year Ended January 31, 2007:	$101,300
Fiscal Year Ended January 31, 2006:	$98,400

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h)   For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: The Registrant is a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: Charles D. Ellis, Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, André F. Perold, Alfred M. Rankin, Jr., and J. Lawrence Wilson.

Item 6: Not Applicable.

Item 7: Not Applicable.

Item 8: Not Applicable.

Item 9: Not Applicable.

Item 10: Not Applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a)  Code of Ethics.

(b)  Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD SPECIALIZED FUNDS

BY:	(signature)
(HEIDI STAM)
JOHN J. BRENNAN*
CHIEF EXECUTIVE OFFICER

Date: March 16, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD SPECIALIZED FUNDS

BY:	(signature)
(HEIDI STAM)
JOHN J. BRENNAN*
CHIEF EXECUTIVE OFFICER

Date: March 16, 2007

VANGUARD SPECIALIZED FUNDS

BY:	(signature)
(HEIDI STAM)
THOMAS J. HIGGINS*
TREASURER

Date: March 16, 2007

*By Power of Attorney. See File Number 002-65955-99, filed on July 27, 2006. Incorporated by Reference.